      As filed with the Securities and Exchange Commission on June 30, 2005


                                                               File Nos. 2-80886
                                                                       811-03626

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 65


                                       and


                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 62


                                 CITIZENS FUNDS*
               (Exact Name of Registrant as Specified in Charter)

               One Harbour Place, Portsmouth, New Hampshire 03801
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (603) 436-5152

                                 Sophia Collier
                             Citizens Advisers, Inc.
                                One Harbour Place
                              Portsmouth, NH 03801
                     (Name and Address of Agent for Service)

                                 WITH COPIES TO:
                              Roger P. Joseph, Esq.
                              Bingham McCutchen LLP
                               150 Federal Street
                                Boston, MA 02110


It is proposed that this filing become effective in sixty (60) days pursuant to paragraph (a) of Rule 485.


----------
*  This filing applies only to the following series of the Registrant:

Citizens Small Cap Core Growth Fund

Citizens Emerging Growth Fund
Citizens Core Growth Fund
Citizens 300 Fund
Citizens Value Fund
Citizens Global Equity Fund
Citizens Balanced Fund
Citizens Income Fund
Citizens Ultra Short Bond Fund
Citizens Money Market Fund

                                 CITIZENS FUNDS

                                   PROSPECTUS

                                 AUGUST __, 2005

                                     [LOGO]

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PRESIDENT'S MESSAGE                          1

FUNDS
CITIZENS 300 FUND                            2
CITIZENS CORE GROWTH FUND                    4
CITIZENS EMERGING GROWTH FUND                6
CITIZENS SMALL CAP CORE GROWTH FUND          8
CITIZENS VALUE FUND                         10
CITIZENS GLOBAL EQUITY FUND                 12
CITIZENS BALANCED FUND                      14
CITIZENS INCOME FUND                        16
CITIZENS ULTRA SHORT BOND FUND              18
CITIZENS MONEY MARKET FUND                  20

DESCRIPTION OF RISK TERMS                   22

FEES AND EXPENSES                           24

FINANCIAL HIGHLIGHTS                        26

PORTFOLIO MANAGEMENT
FOR EACH FUND                               32

OTHER POLICIES AND RISKS                    34

MANAGEMENT OF THE FUNDS
THE INVESTMENT ADVISER                      36
THE SUBADVISER                              37

YOUR ACCOUNT
PROCEDURES WHEN OPENING AN ACCOUNT          37
CLASSES OF SHARES                           38
HOW TO BUY SHARES                           39
HOW TO SELL SHARES                          39
IMPORTANT NOTICE REGARDING DELIVERY
 OF SHAREHOLDER DOCUMENTS                   43
INVESTOR SERVICES                           43
COSTS FOR SERVICES                          45
DIVIDENDS AND DISTRIBUTIONS                 46
TAX INFORMATION                             47

TO LEARN MORE                           BACK COVER

PRESIDENT'S MESSAGE

Dear Investor:


At Citizens Funds, our goal is to deliver strong investment performance for our shareholders by investing in companies that we believe are financially promising and meet a high standard of corporate responsibility.



We have been established for over 20 years and serve tens of thousands of investors throughout the United States. We seek to provide excellent personal service to our shareholders, and offer a wide range of investment options: six equity funds including growth and value strategies, three income-oriented funds and a balanced fund.



Citizens Funds has a wide range of socially screened mutual funds available, providing investors the means to implement a complete financial plan and track it with a single statement. As a further benefit, Citizens Funds are all offered on a no-load basis.



If you have any questions please do not hesitate to call us. We pride ourselves on our knowledgeable and helpful service. Unlike some other fund groups, we have not outsourced our telephone service and we enjoy talking with people interested in investing in our funds and helping them with their financial needs.


Sincerely yours,

/s/ Sophia Collier
Sophia Collier
President

CITIZENS 300 FUND

GOAL Seeks long-term                            STANDARD
capital appreciation          TICKER SYMBOL     CFCDX
                              CUSIP NUMBER      174688 747
                              INCEPTION DATE    08/29/03

MAIN STRATEGIES The fund seeks to replicate the composition and performance of the Citizens Index. The Citizens Index, which the fund's investment adviser created and maintains, is a market-weighted index designed to reflect the large-capitalization portion of the domestic equity market that meets Citizens adviser's financial and social criteria. The index consists of approximately 300 mostly U.S. companies. The fund invests in companies in the index in the same proportion that the companies appear in the index. Because the index is capitalization weighted, relatively larger companies (those with more than $8 billion in market capitalization) have greater representation in the index and the fund than smaller ones.

During normal market conditions and after achieving sufficient scale, the fund will attempt to achieve a 95% correlation, before expenses, with the performance of the index. A 100% correlation would mean that the fund and the index are perfectly matched. Although the fund will attempt to replicate the composition and performance of the index as closely as possible, fund fees and expenses will prevent exact correlation and generally will result in the fund slightly underperforming the index.

Under special circumstances, for defensive purposes or to reduce concentration in a particular industry, issuer or economic sector, the adviser may cause the fund's assets to vary from the index temporarily. The fund may invest comparatively heavily in higher-risk sectors, such as the technology sector, or in certain stocks with above-average risks.

The fund will buy and sell securities as the composition of the index changes. Citizens Advisers reviews the index on a regular basis. Companies may be removed from the index for a variety of reasons, including deteriorating financial condition, failing social responsibility screens, or the composition of the index failing to be representative of the large-capitalization domestic equity market. If a company is removed the adviser will typically replace it with one or more companies that meet the adviser's financial and social criteria.


The Citizens 300 Fund may be an appropriate option for investors wishing to keep investment expenses lower while seeking potentially high long-term returns from investments in large capitalization companies that meet the adviser's financial and social criteria.



MAIN RISKS TO FUND INVESTORS (see Description of Risk Terms on pages 22 - 23)

-     Market risks

-     Sector and company risks

-     Index-related risks


PORTFOLIO MANAGER

SOPHIA COLLIER. For more detailed information about the portfolio manager, please see the section called Portfolio Management for Each Fund on page 32.

PERFORMANCE

              ANNUAL TOTAL RETURNS For the calendar year indicated.

                               [PERFORMANCE GRAPH]

04            6.45%



The Citizens 300 Fund year-to-date return as of June 30, 2005, was XX%.


During period shown above: Best quarter: XX%, QX '0X -- Worst quarter: XX%, QX
'0X



The bar chart above illustrates the risks of investing in this fund by showing changes in the year-to-year performance of Standard shares. All figures assume distributions were reinvested. Past performance is not necessarily an indication of future performance.



     AVERAGE ANNUAL TOTAL RETURNS The table below compares before-tax average annual total returns with after-tax average annual total returns and with one unmanaged market index and the Citizens Index for the periods shown. After-tax returns are calculated using the highest individual federal marginal income tax rates in effect during the relevant periods and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or IRAs.



                                                               Since         Inception
AS OF DECEMBER 31, 2004                         1 year       inception          date
                                                ------       ---------       ---------
Standard shares (before taxes)                   6.45%         12.35%         8/29/03
Standard shares (after taxes on distributions)   6.14%         12.10%
Standard shares (after taxes on distributions
  and sale of shares)                            4.20%         10.39%
S&P 500 Index(1)                                10.88%         16.72%(2)
Citizens Index(3)                                7.53%         13.40%(2)

----------
(1) An unmanaged, broad-based stock index that includes 500 of the most widely held U.S. companies.

(2) Index comparison begins on the inception date of the Standard share class. Index performance reflects no deduction for fees, expenses or taxes.

(3) The Citizens Index consists of 300 mostly large-cap companies chosen by Citizens Advisers for industry representation, financial soundness and corporate citizenship. Investments in the Citizens 300 Fund involve fees and expenses that are not reflected in the performance of the Citizens Index.

CITIZENS CORE GROWTH FUND

                                                STANDARD    INSTITUTIONAL   ADMINISTRATIVE
GOAL Seeks long-term          TICKER SYMBOL     WAIDX       WINIX           CGADX
capital appreciation          CUSIP NUMBER      174688 408  174688 507      174688 887
                              INCEPTION DATE    03/03/95    01/25/96        02/04/00


Main strategies The fund uses what we call a " quality growth"strategy to seek long-term capital appreciation by investing primarily in large-cap companies based in the U.S. This means that we focus on companies that we believe are current leaders or emerging leaders in their industries and show a high level of corporate responsibility. We favor companies we believe have superior financial strength, strong management and growing sales and earnings resulting from innovation, scale and efficiencies. During normal market conditions we invest at least 65% of the fun's assets in the common stock of companies that are larger than $8 billion dollars in market capitalization at the time of purchase.



An important strategy for the fund is sector weighting. In order to take advantage of opportunities we may invest relatively more or less of the fund's assets in a specific industry or group of related industry or group of related industries, including higher-risk sectors such as technology. While we consider a stock's valuation in determining the size of a specific position in the fund, from time to time we may purchase and hold stocks with seemingly high valuations. We typically sell shares when the company's financials deteriorate, or if the company no longer meets our social or financial standards.



Citizens Core Growth Fund's quality growth strategy with a well-defined investment process, amy be an appropriate option to be considered by long-term investors.



Main risks to fund investors (see Description of Risk Terms on pages 22 - 23)

-     Market risks

-     Sector and company Sector



PORTFOLIO MANAGER

JONATHAN WHITE, CFA. For more detailed information about the portfolio manager, please see the section called Portfolio Management for Each Fund on page 32.

PERFORMANCE

             ANNUAL TOTAL RETURNS For the calendar years indicated.

                              [PERFORMANCE CHART]

'96             23.07%
'97             34.96%
'98             42.75%
'99             27.49%
'00            -20.75%
'01            -18.22%
'02            -25.74%
'03             23.13%
'04              5.14%



The Citizens Core Growth Fund year-to-date return as of June 30, 2005, was XX%.


During period shown above: Best quarter: XX%, QX 'XX -- Worst quarter: XX%, QX
'XX

The bar chart above illustrates the risks of investing in this fund by showing changes in the year-to-year performance of Standard shares. Performance for other classes of shares of the fund would differ because of different expenses. All figures assume distributions were reinvested. Past performance is not necessarily an indication of future performance.

AVERAGE ANNUAL TOTAL RETURNS The table below compares before-tax average annual total returns with after-tax average annual total returns and with two unmanaged market indices for the periods shown. After-tax returns are shown for only Standard shares. After-tax returns for other classes will vary because of different expenses. After-tax returns are calculated using the highest individual federal marginal income tax rates in effect during the relevant periods and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or IRAs.


                                                                                            Since             Inception
AS OF DECEMBER 31, 2004                                  1 year           5 years          inception             date
-----------------------                                  ------           -------          ---------           --------
Standard shares (before taxes)                            5.14%            -9.03%            9.02%             03/03/95
Standard shares (after taxes on distributions)            5.14%            -9.22%            8.33%
Standard shares (after taxes on distributions and         3.34%            -7.45%            7.65%
sale of shares)
Institutional shares                                      5.91%            -8.39%            8.19%             01/25/96
Administrative shares                                     5.54%            N/A              -8.37%             02/04/00

Russell 1000 Growth Index(1) (since inception of
  Standard shares)                                        6.30%            -9.31%            9.07%(2)          03/03/95
  (since inception of Institutional shares)                                                  6.93%(2)          01/25/96
  (since inception of Administrative shares)                                                -9.43%(2)          02/04/00
S&P 500 Index(3) (since inception of Standard
  shares)                                                10.88%            -2.30%           11.64%(2)          03/03/95
  (since inception of Institutional shares)                                                  9.55%(2)          01/25/96
  (since inception of Administrative shares)                                                -1.75%(2)          02/04/00

----------
(1)   An unmanaged stock index that includes large-sized U.S. companies.

(2) Index comparison begins on the inception date of the respective share class. Index performance reflects no deduction for fees, expenses or taxes.

(3) An unmanaged, broad-based stock index that includes 500 of the most widely held U.S. companies.

CITIZENS EMERGING GROWTH FUND

                                                STANDARD      INSTITUTIONAL   ADMINISTRATIVE
GOAL Seeks aggressive         TICKER SYMBOL     WAEGX         CEGIX           CGRDX
growth                        CUSIP NUMBER      174688 200    174688 853      174688 846
                              INCEPTION DATE    02/08/94      11/01/99        02/04/00

MAIN STRATEGIES The fund seeks aggressive growth by investing primarily in U.S. mid-cap companies that we believe are poised for significant appreciation. During normal market conditions we invest at least 65% of the fund's assets in the common stock of companies that are between $1 billion and $15 billion in market capitalization at the time of purchase. We favor companies with innovative new products, services or business strategies and a high degree of corporate responsibility. This type of investing can be highly rewarding; however, it also entails special risks because emerging companies generally have less management depth and financial resources than larger companies. Emerging companies may also have valuations that can decline rapidly if growth slows.


We have an active buy and sell discipline. This historically has resulted in high turnover, as we have sought to realize gains or dispose of companies whose earnings have disappointed. To diversify we seek to invest in a basket of companies in industries where we are invested. Another way we seek to add value is through industry weightings, positioning the fund's assets in those industries where we believe appreciation potential is the highest. At times, this may include higher-risk sectors such as technology. We may also invest in initial public offerings (IPOs), which may increase volatility.


Citizens Emerging Growth Fund may be an appropriate option to be considered by long-term investors who are seeking to allocate a portion of their assets to an aggressive growth strategy with a well-defined investment process.


MAIN RISKS TO FUND INVESTORS (see Description of Risk Terms on pages 22-23)

-     Market risks

-     Sector and company risks

-     Small- and medium-sized company risks

-     IPO risks

-     Portfolio turnover risks


CO-PORTFOLIO MANAGERS

J. MICHAEL GALLIPO, CFA, AND JONATHAN WHITE, CFA. For more detailed information about the portfolio managers, please see the section called Portfolio Management for Each Fund on page 32.

PERFORMANCE

             ANNUAL TOTAL RETURNS For the calendar years indicated.

                              [PERFORMANCE CHART]

'95             40.73%
'96             13.91%
'97             17.69%
'98             42.71%
'99             68.09%
'00             -0.64%
'01            -32.96%
'02            -28.72%
'03             31.55%
'04              8.28%



The Citizens Emerging Growth Fund year-to-date return as of June 30, 2005, was XX%.

During period shown above: Best quarter: XX%, QX'XX--Worst quarter: XX%, QX
'XX


The bar chart above illustrates the risks of investing in this fund by showing changes in the year-to-year performance of Standard shares. Performance for other classes of shares of the fund would differ because of different expenses. All figures assume distributions were reinvested. Past performance is not necessarily an indication of future performance.

AVERAGE ANNUAL TOTAL RETURNS The table below compares before-tax average annual total returns with after-tax average annual total returns and with two unmanaged market indices for the periods shown. After-tax returns are shown for only Standard shares. After-tax returns for other classes will vary because of different expenses. After-tax returns are calculated using the highest individual federal marginal income tax rates in effect during the relevant periods and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. after-tax returns are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or IRAs.


                                                                                                  Since        Inception
AS OF DECEMBER 31, 2004                                   1 year      5 years      10 years      inception         date
-----------------------                                   ------      -------      --------      ---------      ---------
Standard shares (before taxes)                             8.28%       -7.52%       11.84%        11.52%         02/08/94
Standard shares (after taxes on distributions)             8.28%       -9.29%        8.46%         8.31%
Standard shares (after taxes on distributions and          5.38%       -7.07%        8.43%         8.25%
  sale of shares)
Institutional shares                                       8.97%       -6.95%         N/A         -2.58%         11/01/99
Administrative shares                                      8.55%         N/A          N/A         -8.41%         02/04/00

Russell MidCap Growth Index(1) (since inception of
  Standard shares)                                        15.48%      - 3.36%       11.26%         9.85%(2)      02/08/94
  (since inception of Institutional shares)                                                        1.71%(2)      11/01/99
  (since inception of Administrative shares)                                                      -4.67%(2)      02/04/00
S&P MidCap 400 Index(3) (since inception of Standard
  shares)                                                 16.48%        9.56%       16.13%        14.32%(2)      02/08/94
  (since inception of Institutional shares)                                                       11.57%(2)      11/01/99
  (since inception of Administrative shares)                                                       9.61%(2)      02/04/00

----------
(1) An unmanaged stock index that includes mid-sized U.S. companies.

(2) Index comparison begins on the inception date of the respective share class. Index performance reflects no deduction for fees, expenses or taxes.

(3) An unmanaged stock index that includes 400 mid-sized U.S. companies.

CITIZENS SMALL CAP CORE GROWTH FUND

                                                STANDARD
GOAL Seeks capital
appreciation                TICKER SYMBOL       CSCSX
                            CUSIP NUMBER        174688 101
                            INCEPTION DATE      12/28/99


MAIN STRATEGIES The fund's strategy is to seek capital appreciation by investing primarily in growing U.S. small-cap companies. During normal market conditions we invest at least 80% of the fund's net assets (plus any borrowings for investment purposes) in stocks of companies that, when purchased, are within the range of the Russell 2000 Growth Index as measured by market capitalization. (As of June 30, 2005, this meant a range of about $XXX million to $XXX billion.) We favor companies that we believe have products, services or business strategies where there are clear opportunities for sustainable rapid growth. We also look for managements that are passionate about their products and services, and exhibit a high degree of corporate responsibility and motivation to grow their businesses. While we consider a stock's valuation in determining the size of a specific position in the fund, from time to time we may purchase and hold stocks with seemingly high valuations.



We believe the small-cap segment is a high-potential part of the stock market because it is more difficult for Wall Street to follow. Promising companies can be overlooked and thus provide the potential for excellent capital appreciation. With this opportunity, however, come special risks. The shares of smaller companies frequently have greater volatility because they are more thinly traded and vulnerable to operational difficulties. Further, the companies themselves may have fewer resources to weather storms and may be reliant on a small group of managers, customers or vendors.


In order to take advantage of opportunities we may over- or underweight a specific industry or group of related industries, including higher-risk sectors such as technology. We may also purchase initial public offerings (IPOs), which may increase volatility. Historically, the fund has had a high portfolio turnover rate.


Citizens Small Cap Core Growth Fund's strategy may be an appropriate option to be considered by investors who are seeking to allocate a portion of their assets to an actively managed small-cap growth strategy with a well-defined investment process.


MAIN RISKS TO FUND INVESTORS (see Description of Risk Terms on pages 22 - 23)

-     Market risks

-     Sector and company risks

-     Small-sized company risks

-     IPO risks

-     Portfolio turnover risks


CO-PORTFOLIO MANAGERS

JONATHAN WHITE, CFA, J. MICHAEL GALLIPO, CFA, and SOPHIA COLLIER. For more detailed information about the portfolio managers, please see the section called Portfolio Management for Each Fund on page 32.

PERFORMANCE

             ANNUAL TOTAL RETURNS For the calendar years indicated.

                              [PERFORMANCE CHART]

'00           -6.13%
'01            8.76%
'02          -25.42%
'03           39.21%
'04            6.74%

The Citizens Small Cap Core Growth Fund year-to-date return as of June
30, 2005, was XX%.
During period shown above: Best quarter: XX%, QX '0X -- Worst quarter: XX%, QX
'0X

The bar chart above illustrates the risks of investing in this fund by showing changes in the year-to-year performance of Standard shares. All figures assume distributions were reinvested. Past performance is not necessarily an indication of future performance.

AVERAGE ANNUAL TOTAL RETURNS The table below compares before-tax average annual total returns with after-tax average annual total returns and with two unmanaged market indices for the periods shown. After-tax returns are calculated using the highest individual federal marginal income tax rates in effect during the relevant periods and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

                                                                                            Since           Inception
AS OF DECEMBER 31, 2004                                         1 year        5 years      inception          date
                                                                ------        -------      ---------        ---------
Standard shares (before taxes)                                   6.74%          2.50%       2.50%           12/28/99
Standard shares (after taxes on distributions)                   5.21%          2.19%       2.19%
Standard shares (after taxes on distributions and                4.51%          1.97%       1.97%
sale of shares)

Russell 2000 Growth Index(1)                                    14.31%         -3.58%      -2.59%(2)
S&P SmallCap 600 Index(3)                                       22.65%         11.62%      12.24%(2)

----------
(1)   An unmanaged stock index that includes small-sized U.S. companies.

(2) Index comparison begins on the inception date of the Standard share class. Index performance reflects no deduction for fees, expenses or taxes.

(3)   An unmanaged stock index that includes 600 small-sized U.S. companies.

CITIZENS VALUE FUND

                                                STANDARD
GOAL Seeks long-term
capital appreciation          TICKER SYMBOL     MYPVX
                              CUSIP NUMBER      174688 820
                              INCEPTION DATE    06/13/96


MAIN STRATEGIES The fund uses what we call a "quality value"strategy to seek long-term capital appreciation by investing primarily in large-cap companies based in the U.S. This means that we focus on asset-rich companies that we believe have shares selling at an attractive discount to their peers or historic norms, using measures of worth such as price-to-book value, price-to-sales value, break-up value or other metrics for a specific industry. We favor companies that have a high degree of corporate responsibility, strong balance sheets and management. We also look for catalysts that will stimulate share price appreciation. During normal market conditions we invest at least 65% of the fund's assets in the common stock of companies that are larger than $8 billion in market capitalization at the time of purchase. At times, we will also hold promising small- and medium-sized companies.


By assessing the relative value of companies within industries we are able to invest across many sectors of the stock market, rather than concentrating in a few sectors as may be the case if we used absolute, rather than relative, value standards. We believe this allows for lower risk than a more concentrated strategy.


Citizens Value Fund's quality value strategy with a well-defined investment process, may be an appropriate option to be considered by long-term investors.



MAIN RISKS TO FUND INVESTORS (see Description of Risk Terms on pages 22 - 23)

-     Market risks

-     Sector and company risks

-     Small-and medium-sized company risks

-     Portfolio turnover risks



PORTFOLIO MANAGER

SOPHIA COLLIER. For more detailed information about the portfolio manager, please see the section called Portfolio Management for Each Fund on page 32.

PERFORMANCE

             ANNUAL TOTAL RETURNS For the calendar years indicated.

                               [PERFORMANCE GRAPH]

'97            21.79%
'98            13.61%
'99            28.34%
'00            -0.18%
'01            13.41%
'02           -40.50%
'03            33.51%
'04            11.41%



The Citizens Value Fund year-to-date return as of June 30, 2005, was XX%.

During period shown above: Best quarter: XX%, QX 'XX -- Worst quarter: XX%, QX
'XX


The bar chart above illustrates the risks of investing in this fund by showing changes in the year-to-year performance of Standard shares. All figures assume distributions were reinvested. Past performance is not necessarily an indication of future performance.

AVERAGE ANNUAL TOTAL RETURNS The table below compares before-tax average annual total returns with after-tax average annual total returns with one unmanaged market index for the periods shown.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect during the relevant periods and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or IRAs.



                                                                   Since          Inception
AS OF DECEMBER 31, 2004                   1 year    5 years(1)   inception(1)       date
                                          ------    ----------   ------------     ---------
Standard shares (before taxes)            11.41%      0.04%        7.95%           06/13/96
Standard shares (after taxes on
  distributions)                          11.41%     -1.46%        5.85%
Standard shares (after taxes on
  distributions and sale of shares)        7.42%     -0.72%        5.78%
S&P 500 Index(2)                          10.88%     -2.30%        8.90%(3)

----------
(1) Effective September 24, 2001, the Meyers Pride Value Fund was reorganized into the fund. Unless otherwise noted, performance set forth in this prospectus for the fund for periods prior to September 24, 2001, is that of the Meyers Pride Value Fund.

(2) An unmanaged, broad-based stock index that includes 500 of the most widely held U.S. companies.

(3) Index comparison begins on the inception date of the Standard share class. Index performance reflects no deduction for fees, expenses or taxes.

CITIZENS GLOBAL EQUITY FUND

                                                STANDARD       INSTITUTIONAL    ADMINISTRATIVE
GOAL Seeks capital
appreciation                TICKER SYMBOL       WAGEX          CGEIX            CEADX
                            CUSIP NUMBER        174688 309     174688 879       174688 861
                            INCEPTION DATE      02/08/94       11/01/99         02/04/00


MAIN STRATEGIES The fund seeks capital appreciation by investing in promising companies throughout the world. Under normal circumstances, the fund will invest substantially all (and in any event, not less than 80%) of its net assets (plus any borrowings for investment purposes) in equity securities. Under normal circumstances, we invest in a minimum of three countries, but will typically invest much more broadly. To limit risk, we will not invest more than 25% of total assets in emerging markets (such as Russia, Malaysia and Pakistan).


We favor high-quality companies that are larger than $5 billion in market capitalization and that meet our financial and social criteria. These are typically companies in strong competitive positions with high recurring demand for their products or services. When we believe the situation warrants we will also invest in smaller companies or those with potential to benefit from cyclical business opportunities. At times, in an effort to take advantage of an opportunity, we may invest comparatively heavy or light in a given economic sector (cluster of related industries), including higher-risk sectors such as technology. The fund historically has had a high portfolio turnover rate.


Global investing has great promise and offers the opportunity to seek return throughout the world rather than only in a single country, however, with this potential comes special risks. Specifically, securities markets outside of the U.S. are often less efficient and more volatile. Local country governments may adopt policies that hurt foreign investors. These policies could include currency controls, inadequate or excessive regulation, high taxation or, in the most extreme case, confiscation. Another risk is the fluctuation of currency exchange rates. Since the fund is valued in dollars, the movement of local currencies versus the dollar will impact the fund's value. Since we do not engage in currency hedging, this impact can help or hurt the fund's shares.



Citizens Global Equity Fund's strategy may be an appropriate option for long-term investors who are seeking to allocate a portion of their assets to an active global strategy.


MAIN RISKS TO FUND INVESTORS (see Description of Risk Terms on pages 22 - 23)

-     Market risks

-     Sector and company risks

-     Foreign investing risks

-     Portfolio turnover risks

-     Small- and medium-sized company risks


PORTFOLIO MANAGEMENT TEAM

The fund is managed by a team of portfolio managers at McLean Budden Limited. For more detailed information about the team members with the most significant responsibility for the day-to-day management of the fund, please see the section called Portfolio Management for Each Fund on page 32.

PERFORMANCE

             ANNUAL TOTAL RETURNS For the calendar years indicated.

                              [PERFORMANCE GRAPH]

'95            13.74%
'96            13.16%
'97            19.91%
'98            32.26%
'99            74.09%
'00           -19.37%
'01           -29.02%
'02           -21.43%
'03            21.55%
'04             3.42%



The Citizens Global Equity Fund year-to-date return as of June 30, 2005, was
XX%.

During period shown above: Best quarter: XX%, QX 'XX -- Worst quarter: XX%, QX
'XX


The bar chart above illustrates the risks of investing in this fund by showing changes in the year-to-year performance of Standard shares. Performance for other classes of shares of the fund would differ because of different expenses. All figures assume distributions were reinvested. Past performance is not necessarily an indication of future performance.

AVERAGE ANNUAL TOTAL RETURNS The table below compares before-tax average annual total returns with after-tax average annual total returns and with one unmanaged market index for the periods shown. After-tax returns are shown for only Standard shares. After-tax returns for other classes will vary because of different expenses. After-tax returns are calculated using the highest individual federal marginal income tax rates in effect during the relevant periods and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or IRAs.


                                                                                            Since       Inception
AS OF DECEMBER 31, 2004                              1 year     5 years     10 years      inception       date
                                                     ------     -------     --------      ---------     ---------
Standard shares (before taxes)                        3.42%     -10.78%       7.22%          6.35%      02/08/94
Standard shares (after taxes on distributions)        3.42%     -11.12%       6.57%          5.72%
Standard shares (after taxes on distributions and     2.22%      -8.87%       6.05%          5.28%
sale of shares)
Institutional shares                                  4.10%     -10.27%         NA          -4.45%      11/01/99
Administrative shares                                 3.70%        N/A          NA         -12.20%      02/04/00

MSCI World Index(1) (since inception of Standard
  shares)                                            14.72%      -2.45%       8.10%          7.49%(2)   02/08/94
  (since inception of Institutional shares)
  company risks                                                                             -0.36%(2)   11/01/99
  (since inception of Administrative
  shares)                                                                                   -1.91%(2)   02/04/00

----------
(1) An unmanaged market capitalization-weighted index designed to represent the performance of the world's developed stock markets.

(2) Index comparison begins on the inception date of the respective share class. Index performance reflects no deduction for fees, expenses or taxes.

CITIZENS BALANCED FUND

                                                STANDARD
GOAL Seeks current income
and capital appreciation       TICKER SYMBOL    CFBLX
                               CUSIP NUMBER     174688 788
                               INCEPTION DATE   12/20/02


MAIN STRATEGIES The fund's strategy is to seek current income and capital appreciation by investing in a blend of both equity and fixed-income securities. The aim is to lower the portfolio's overall risk while still providing an attractive means of investing in the financial markets. The percentage of stocks and fixed-income securities will vary based upon our assessment of economic and market conditions. Under normal market conditions we will typically invest approximately 60% of the fund in common stocks with the balance in bonds or mortgage-backed securities. However, in anticipation of periods of economic expansion we may allocate up to 75% of the portfolio to stocks. In anticipation of economic downturns the stock weighting could fall as low as 25%.


In the equity portion of the fund we favor the common stock of high-quality, U.S. large-cap companies. These are typically companies that we believe are financially strong leaders in their industries, with excellent records of corporate responsibility and market capitalizations greater than $8 billion at the time of purchase. At times, we will also hold promising small- and medium-sized companies.


We typically invest the fixed-income portion of the fund in corporate debt (we have the ability to invest up to 35% of the fund's fixed-income assets in high-yield securities, commonly known as "junk" bonds, when the adviser deems it favorable) and government debt with maturities ranging from 2 to 30 years, with the goal of maintaining a weighted average maturity between 3 and 15 years during normal market conditions. The fund may also hold various types of short-term, money market securities such as discount notes, commercial paper or government obligations. Duration may be longer when the adviser believes interest rates are falling or shorter when the adviser believes interest rates are rising.



The Citizens Balanced Fund may be an appropriate option for long-term investors seeking a diversified way to invest in the equity markets while still earning current income.



MAIN RISKS TO FUND INVESTORS (see Description of Risk Terms on pages 22 - 23)

-     Market risks

-     Credit risks

-     Sector and company risks

-     Prepayment and extension risks

-     Interest rate risks

-     Small-and medium-sized company risk



CO-PORTFOLIO MANAGERS

JONATHAN WHITE, CFA, and SUSAN KELLY. For more detailed information about the portfolio managers, please see the section called Portfolio Management for Each Fund on page 32.

PERFORMANCE

              ANNUAL TOTAL RETURNS For the calendar year indicated.

                              [PERFORMANCE CHART]

03              16.39%
04               6.00%



The Citizens Balanced Fund year-to-date return as of June 30, 2005, was XX%.

During period shown above: Best quarter: XX%, QX 'XX -- Worst quarter: XX%, QX
'XX



The bar chart above illustrates the risks of investing in this fund by showing changes in the year-to-year performance of Standard shares. All figures assume distributions were reinvested. Past performance is not necessarily an indication of future performance.

AVERAGE ANNUAL TOTAL RETURNS The table below compares before-tax average annual total returns with after-tax average annual total returns and with one unmanaged market index for the periods shown. After-tax returns are calculated using the highest individual federal marginal income tax rates in effect during the relevant periods and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation hold shares through tax-deferred arrangements, such as 401(k) plans or IRAs.


                                                                    Since       Inception
AS OF DECEMBER 31, 2004                               1 year      inception        date
-----------------------                               ------      ---------     ---------
Standard shares (before taxes)                         6.00%        10.68%      12/20/02
Standard shares (after taxes on distributions)         4.96%         9.70%
Standard shares (after taxes on distributions and
  sale of shares)                                      3.90%         8.58%

Blended Index(1)                                       8.30%        12.64%(2)

----------
(1) The Blended Index is comprised of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is an unmanaged, broad-based stock index that includes 500 of the most widely held U.S. companies. The Lehman Brothers U.S. Aggregate Index is an unmanaged index of taxable, investment-grade fixed-income securities, including government, mortgage-backed and asset- backed securities.

(2) Index comparison begins on the inception date of the Standard share class. Index performance reflects no deduction for fees, expenses company risk or taxes.

CITIZENS INCOME FUND

                                                STANDARD
GOAL Seeks to generate
current income and to         TICKER SYMBOL     WAIMX
pay a monthly dividend        CUSIP NUMBER      174688 606
                              INCEPTION DATE    06/10/92


MAIN STRATEGIES The fund seeks its goal by investing mainly in fixed-income securities with maturities of anywhere from 2 to 30 years, although at times the fund may also hold short-term securities (such as money market instruments) for investment purposes. During normal market conditions, the fund will maintain a weighted average maturity of between 3 and 15 years. Maturity may be longer when the adviser believes interest rates are falling or shorter when the adviser believes interest rates are rising.



The fund is actively managed, meaning that we continually seek to hold securities that provide attractive income potential and eliminate those that do not. We will invest primarily in investment-grade securities (those whose credit quality puts them among the top four rating categories) including such securities issued by companies that meet our corporate responsibility criteria. However, we have the ability to invest up to 35% of the fund's assets in high -yield "junk" bonds. To diversify the fund's holdings, we may invest in various types of securities, including corporate debt issues, obligations of the U.S. government and its agencies and instrumentalities (including mortgage-backed securities), debt and equity securities of real estate investment trusts, equity securities (such as warrants, common and preferred stock), discount notes, commercial paper or other short-term obligations.


At times, in an effort to take advantage of an opportunity, we may invest comparatively heavy or light in a given economic sector (cluster of related industries), including higher-risk sectors such as technology.


The Citizens Income Fund may be an appropriate option for investors seeking a higher level of current income than is generally available from short-term securities or a diversified investment program beyond equity funds.


MAIN RISKS TO FUND INVESTORS (see Description of Risk Terms on pages 22 - 23)

-     Market risks

-     Interest rate risks

-     Credit risks

-     Prepayment and extension risks

-     Sector risks


PORTFOLIO MANAGER

SUSAN KELLY. For more detailed information about the portfolio manager, please see the section called Portfolio Management for Each Fund on page 32.

PERFORMANCE

             ANNUAL TOTAL RETURNS For the calendar years indicated.

                              [PERFORMANCE GRAPH]

'95            17.38%
'96             4.84%
'97            10.48%
'98             5.80%
'99            -0.82%
'00             7.22%
'01             4.37%
'02             3.51%
'03             5.80%
'04             3.29%



The Citizens Income Fund year-to-date return as of June 30, 2005, was XX%.

During period shown above: Best quarter: XX%, QX 'XX -- Worst quarter: XX%, QX
'XX


The bar chart above illustrates the risks of investing in this fund by showing changes in the year-to-year performance of Standard shares. All figures assume distributions were reinvested. Past performance is not necessarily an indication of future performance.

AVERAGE ANNUAL TOTAL RETURNS The table below compares before-tax average annual total returns with after-tax average annual total returns and with one unmanaged market index for the periods shown. After-tax returns are calculated using the highest individual federal marginal income tax rates in effect during the relevant periods and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or IRAs.


                                                                                             Since       Inception
 AS OF DECEMBER 31, 2004                               1 year      5 years    10 years     inception        date
                                                       ------      -------    --------     ---------     ---------
Standard shares (before taxes)                          3.29%       4.83%       6.09%        5.70%       06/10/92
Standard shares (after taxes on distributions)          1.98%       2.84%       3.83%        3.48%
Standard shares (after taxes on distributions and
  sale of shares)                                       2.12%       2.89%       3.80%        3.48%
Lehman Brothers U.S. Aggregate Index (1)                4.34%       7.72%       7.74%        7.13%(2)

----------
(1) An unmanaged index of taxable, investment-grade fixed-income securities, including corporates, government, mortgage-backed and asset-backed securities.

(2) Index comparison begins on the inception date of the Standard share class. Index performance reflects no deduction for fees, expenses or taxes.

CITIZENS ULTRA SHORT BOND FUND

                                                STANDARD
GOAL Seeks a high level of
current income consistent      TICKER SYMBOL    CFSBX
with preservation of capital
                               CUSIP NUMBER     174688 770
                               INCEPTION DATE   11/21/02

MAIN STRATEGIES The fund will invest primarily (under normal circumstances, at least 80% of the fund's net assets plus any borrowings for investment purposes) in bonds and related instruments in seeking its goal. Typically these investments are rated investment grade (those whose credit quality puts them among the top four rating categories) at the time of purchase. At times we may buy lower-rated securities. Our investments may include various types of corporate debt issues, obligations of the U.S. government and its agencies and instrumentalities (including mortgage-backed securities), discount notes, commercial paper or other short-term obligations, debt securities of foreign issuers (including Yankee bonds, which are dollar-denominated bonds issued by foreign issuers) and equity securities. Issuing companies must meet our corporate responsibility criteria.

In an effort to minimize price fluctuations, we expect the fund to maintain a relatively low average duration of approximately one year or less. Duration is used to determine the sensitivity of the security's price to changes in interest rates. The shorter a security's duration, the less sensitive it generally is to changes in interest rates.

The fund is actively managed, meaning that we continually seek to hold securities that provide attractive income potential and low risk to investment principal, and to eliminate those that do not. While our strategy is designed to minimize volatility, it may result in a lower yield (the income on your investment) than investing in lower-quality or longer-term investments.

It is also important to remember that the Ultra Short Bond Fund is not a money market fund and does not seek to maintain a stable net asset value. Your shares in the fund, when redeemed, may be worth more or less than their original cost.


The Citizens Ultra Short Bond Fund may be an appropriate option for investors seeking a higher yield than a money market fund and more price stability than a lower quality or long-term bond fund.


MAIN RISKS TO FUND INVESTORS (see Description of Risk Terms on pages 22 - 23)

-     Market risks

-     Interest rate risks

-     Credit risks

-     Prepayment and extension risk


PORTFOLIO MANAGER

SUSAN KELLY. For more detailed information about the portfolio manager, please see the section called Portfolio Management for Each Fund on page 32.

PERFORMANCE

              ANNUAL TOTAL RETURNS For the calendar year indicated.

                               [PERFORMANCE GRAPH]

'03            1.65%
'04            1.29%



The Citizens Ultra Short Bond Fund year-to-date return as of June 30, 2005, was XX%.

During period shown above: Best quarter: XX%, QX 'XX -- Worst quarter: XX%, QX
'XX


The bar chart above illustrates the risks of investing in this fund by showing changes in the year-to-year performance of Standard shares. All figures assume distributions were reinvested. Past performance is not necessarily an indication of future performance.

AVERAGE ANNUAL TOTAL RETURNS The table below compares before-tax average annual total returns with after-tax average annual total returns and with one unmanaged market index for the periods shown. After-tax returns are calculated using the highest individual federal marginal income tax rates in effect during the relevant periods and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or IRAs.


                                                                      Since          Inception
AS OF DECEMBER 31, 2004                               1 year        inception         date
-----------------------                               ------        ---------        ---------
Standard shares (before taxes)                         1.29%         1.65%           11/21/02
Standard shares (after taxes on distributions)         0.59%         0.90%
Standard shares (after taxes on distributions and      0.84%         0.97%
sale of shares)
Merrill Lynch 1-Year Treasury Index (1)                0.82%         1.26%(2)

----------
(1) An unmanaged index that tracks the performance of U.S. Treasuries with maturities of approximately one year.

(2) Index comparison begins on the inception date of the Standard share class. Index performance reflects no deduction for fees, expenses or taxes.

CITIZENS MONEY MARKET FUND

                                                STANDARD     INSTITUTIONAL
GOAL Seeks current
income consistent with       TICKER SYMBOL      WKAXX        WAIXX
safety and liquidity
                             CUSIP NUMBER       174688 705   174688 804
                             INCEPTION DATE     08/30/83     02/01/96

MAIN STRATEGIES In seeking its goal, the fund invests in money market instruments, which include high-quality, short-term debt obligations issued by the U.S. government and its agencies and instrumentalities, or by corporations, banks or other financial institutions. The fund may also invest in commercial paper (short-term corporate obligations), asset-backed commercial paper (commercial paper backed by receivables), and extendible commercial notes (a type of commercial paper whose maturity may be lengthened by the issuer). Although it cannot guarantee that it will do so, the fund seeks to maintain a stable $1.00 share price.

Federal regulations strictly limit the securities a money market fund may buy. All securities must either be rated in the top two tiers of credit quality for money market instruments or, if unrated, must be of equivalent quality, as determined by the investment adviser. In the fund's case, we invest only in securities in the top tier of credit quality, rather than the permissible top two tiers. (A security that is rated below the top tier by no more than one rating organization can still be considered to be in the top tier if two other rating organizations rate it so.)

Federal regulations also state that all securities must pay principal and interest in U.S. dollars, and must have a maturity of 397 days (approximately 13 months) or less. In addition, a money market fund must maintain a dollar-weighted average maturity of no more than 90 days.


The Citizens Money Market Fund may be an appropriate option for investors seeking liquidity and preservation of capital while still pursuing a modest level of monthly income.


MAIN RISKS TO FUND INVESTORS (see Description of Money Market Fund Risks on page
23)

-     Market risks

-     Interest rate risk

-     Credit risks

-     Money market instrument risks

-     Yield fluctuation risk

-     Inflation risk

When interest rates are very low, as they have been recently, the fund's expenses could absorb all or a significant portion of the fund's income.


PORTFOLIO MANAGER

SUSAN KELLY. For more detailed information about the portfolio manager, please see the section called Portfolio Management for Each Fund on page 32.

PERFORMANCE

             ANNUAL TOTAL RETURNS For the calendar years indicated.

                              [PERFORMANCE CHART]

'95            5.01%
'96            4.29%
'97            4.44%
'98            4.43%
'99            4.05%
'00            5.47%
'01            3.45%
'02            0.95%
'03            0.26%
'04            0.44%



The Citizens Money Market Fund year-to-date return as of June 30, 2005, was XX%. During period shown above: Best quarter: XX%, QX 'XX -- Worst quarter: XX%, QX, 'XX


For this fund's current seven-day yield, call 800.223.7010 or visit www.citizensfunds.com.

The bar chart above illustrates the risks of investing in this fund by showing changes in the year-to-year performance of Standard shares. Performance for other classes of shares of the fund would differ because of different expenses. All figures assume distributions were reinvested. Past performance is not necessarily an indication of future performance.


AVERAGE ANNUAL TOTAL RETURNS The table below shows the before-tax average annual total returns of each class of shares of the fund for the periods shown.

                                                                                 Since        Inception
AS OF DECEMBER 31, 2004              1 year             5 years      10 years   inception        date
-----------------------              ------             -------      --------   ---------     ---------
Standard shares                       0.44%              2.09%        3.26%       N/A          08/30/83
Institutional shares                  0.71%              2.37%         N/A       3.49%         02/01/96

DESCRIPTION OF RISK TERMS

CREDIT RISKS If the financial strength or prospects of an issuer of a fixed-income security deteriorate, the price of its securities will typically fall. In some cases, a security may go into default and the issuer may be unable to make timely payments of interest or principal. Citizens Balanced Fund and Citizens Income Fund may invest in junk bonds, which pose higher credit risks. Their prices typically are more volatile than those of investment-grade bonds, and they can be hard to sell in difficult market conditions. Junk bonds tend to be sensitive to bad economic or political news, which may cause their prices to fall or increase the rate of default. Bonds in the lower end of the investment-grade category may carry these risks in reduced form. Credit risk may affect an individual security, an industry, an economic sector or a particular type of security. Fund investors should bear in mind that the fund's investment in obligations of U.S. government agencies and instrumentalities may, but need not, be backed by the full faith and credit of the United States.

FOREIGN INVESTING RISKS Foreign securities markets typically are less efficient and more volatile than U.S. securities markets, and may be more sensitive to political and economic events. Foreign economies and governments may be less mature and less stable than those in the U.S., may impose regulations on markets that are either excessive or inadequate, or may confiscate assets (through high taxation or nationalization, for instance). With foreign currencies, exchange controls and changes in exchange rates can affect the dollar value of these securities or the ability to realize that value, potentially widening investment losses on foreign securities or canceling out gains. With dollar-denominated securities, currency risks can still affect the dollar value of these securities. Foreign investing risks are greater in emerging markets than in developed markets.

INDEX-RELATED RISKS Because of the Citizens 300 Fund's strategy of attempting to replicate the composition and performance of the Citizens Index, the fund may at times continue to hold stocks that look unattractive or may avoid stocks that look attractive. At the same time, to the extent the fund's composition is different from that of the index, it runs the risk that its performance may deviate from that of the index. Even if the fund's composition varies only slightly from that of the index, it is possible that the performance of the fund could be substantially different from that of the index.

INTEREST RATE RISKS Bonds and other fixed-income securities will be impacted by changes in interest rates. When interest rates rise, prices of fixed-income securities such as bonds and mortgage-backed securities typically fall, meaning that your investment may lose value in a rising interest rate environment. Generally, the longer a bond's maturity, the greater this risk.

IPO RISKS Initial public offerings (IPOs) may be especially volatile because they have no trading history, and information about their issuers may be limited. IPOs typically contribute more to fund performance when a fund is small, and less as it grows larger. IPOs may have significantly affected a fund's past performance, and may affect its future performance.

MARKET RISKS As with any fund that invests in stocks or fixed-income securities, the value of your investment will go up and down depending on market conditions, and you could lose money if the fund's shares are worth less when you sell them than when you bought them. Stock and bond markets may react dramatically and unpredictably to political, regulatory, market or economic developments. In general, stocks are more volatile than bonds. Stocks of value companies may fall or remain flat if certain conditions or investor perceptions do not change as expected, or if the companies prove not to be underpriced. Stocks of growth companies may be especially volatile, because their prices are largely based on future earnings.

PORTFOLIO TURNOVER RISKS Should the fund's strategies lead it to buy and sell securities more actively than many funds, it could have higher expenses (which reduce investor return) and higher taxable distributions.

PREPAYMENT AND EXTENSION RISKS Market prices and interest rates for debt securities are based on investor assumptions about the future behavior of interest rates. Any changes or unexpected behavior on the part of interest rates could hurt the performance of debt securities. For example, if rates fall, debt securities may be paid off early and the fund would typically have to reinvest that money at a lower rate (so called "prepayment risk"). If rates rise, a fund may be "locked into" an undesirable rate in its debt securities, and a security's expected maturity may be lengthened, making its price more volatile (so called "extension risk"). These risks can cause losses of income as well as capital for a fund.


SMALL-SIZED COMPANY RISKS Because these companies tend to lack the diverse business lines, experienced management, and extensive financial resources of larger firms, their stocks typically are riskier than those of larger firms. Also, because shares of some small-sized companies may be thinly traded, they can be more volatile and less liquid, especially during unusual market conditions.



MEDIUM-SIZED COMPANY RISKS Because these companies tend to lack the diverse business lines, experienced management, and extensive financial resources of larger firms, their stocks typically are riskier than those of larger firms. Also, because shares of some medium-sized companies may be thinly traded, they can be more volatile and less liquid, especially during unusual market conditions.


SECTOR AND COMPANY RISKS To the extent that a fund invests in securities within a given sector, it is exposed to that sector's risks and opportunities. The fund could underperform the overall market or certain indices if it invests heavily in a sector that performs poorly or invests lightly in a sector that performs well. A sector's performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, can be highly volatile due to factors such as rapid product obsolescence and intense competition. Similarly, the fund's investments in each stock represent exposure to that company's risks and opportunities, and performance could be hurt if the fund invests heavily in a company that performs poorly.

MONEY MARKET FUND RISKS

MONEY MARKET INSTRUMENT RISKS An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible you could lose money by investing in the fund. A change in share price could occur as the result of unusual political, regulatory, market or economic developments, extreme interest rate movements, or as the result of manager error.

YIELD FLUCTUATION RISK The fund invests in short-term money market instruments. As a result, the amount of income paid by the fund to shareholders will go up or down depending on day-to-day variations in short-term interest rates. Investing in high-quality, short-term instruments may result in a lower yield than investing in lower-quality or longer-term instruments.

INTEREST RATE AND MARKET RISKS A major change in interest rates, a significant decline in the value of the fund's investments, or another market event could cause the fund's share price or yield to decline.

CREDIT RISKS If an issuer becomes (or is expected to become) less credit-worthy, the price of its debt securities typically falls. In some cases a security may go into default if the issuer is unable to make timely payments of interest or principal. A default or decline in credit quality could affect the fund's share price or yield.

INFLATION RISK Over any given time period, and particularly over the long term, inflation may erode a substantial portion of the real value of money invested in a money market fund.

FEES AND EXPENSES

The tables that follow show the costs you should expect to pay as a fund investor.

SHAREHOLDER FEES (paid directly from your investment in each fund)

Sales charges                   None
Redemption fees                 2% (Global Equity Fund only)(1)


ANNUAL OPERATING EXPENSES (deducted from fund assets)

                                                                                              Total
                                                                                             annual
                                        Management        Distribution      Other           operating          Net
CITIZENS 300 FUND                         fees            (12b-1)fees     expenses(2)        expenses        expenses
-----------------                         ----            -----------     -----------        --------        --------
Standard shares                           0.20%             0.25%             %                %(3)            %
CITIZENS CORE GROWTH FUND

Standard shares                           0.50%             0.25%             %                %               %
Institutional shares                      0.50%             N/A               %                %               %
Administrative shares                     0.50%             0.25%             %                %               %
CITIZENS EMERGING GROWTH FUND

Standard shares                           1.00%             0.25%             %                %               %
Institutional shares                      1.00%             N/A               %                %               %
Administrative shares                     1.00%             0.25%             %                %               %
CITIZENS SMALL CAP CORE GROWTH FUND

Standard shares                           0.50%             0.25%             %                %               %
CITIZENS VALUE FUND

Standard shares                           0.70%             0.25%             %                %               %
CITIZENS GLOBAL EQUITY FUND

Standard shares                           1.00%             0.25%             %                %               %
Institutional shares                      1.00%             N/A               %                %               %
Administrative shares                     1.00%             0.25%             %                %               %
CITIZENS BALANCED FUND

Standard shares                           0.65%             0.25%             %                %(4)            %
CITIZENS INCOME FUND

Standard shares                           0.65%             0.25%             %                %               %
CITIZENS ULTRA SHORT BOND FUND

Standard shares                           0.35%             0.25%             %                %(5)            %
CITIZENS MONEY MARKET FUND

Standard shares                           0.35%             N/A               %                %               %
Institutional shares                      0.35%             N/A               %                %               %


(1) Investors in the Global Equity Fund may be assessed a redemption fee of 2.00% on fund shares redeemed or exchanged within 60 days of their purchase. See the "Exchange privilege" and "Redemption fee" sections later in this prospectus.

(2) Other expenses includes administrative and shareholder service fees. For all fund classes except the Citizens Core Growth Fund, Standard shares, the shareholder service fee is based on the number of accounts. For the Citizens Core Growth Fund, Standard shares, the fee is a percentage of annual net assets, and will be 0.25% for the current fiscal year (it may be as high as 0.35% thereafter). For information about the administrative fees see the "The Investment Adviser" section later in this prospectus.

(3) The investment adviser has voluntarily agreed to limit fees and expenses so that the total annual operating expenses would not exceed 0.90%. The adviser may terminate this at any time.

(4) The investment adviser has voluntarily agreed to limit fees and expenses so that the total annual operating expenses would not exceed 1.30%. The adviser may terminate this waiver at any time.

(5) The investment adviser has voluntarily agreed to limit fees and expenses so that the total annual operating expenses would not exceed 0.85%. The adviser may terminate this waiver at any time.

EXPENSE EXAMPLE This example can help you compare the expenses of each fund to those of other funds. It assumes that operating expenses remain as described in the preceeding table. It also assumes that you invested $10,000, earned a 5% return each year, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example. Actual expenses and returns will be different.


                                        1 year      3 years      5 years     10 years
                                        ------      -------      -------     --------
CITIZENS 300 FUND

Standard shares                            $           $            $           $
CITIZENS CORE GROWTH FUND

Standard shares                            $           $            $           $
Institutional shares                       $           $            $           $
Administrative shares                      $           $            $           $
CITIZENS EMERGING GROWTH FUND

Standard shares                            $           $            $           $
Institutional shares                       $           $            $           $
Administrative shares                      $           $            $           $
CITIZENS SMALL CAP CORE GROWTH FUND

Standard shares                            $           $            $           $
CITIZENS VALUE FUND

Standard shares                            $           $            $           $
CITIZENS GLOBAL EQUITY FUND

Standard shares                            $           $            $           $
Institutional shares                       $           $            $           $
Administrative shares                      $           $            $           $
CITIZENS BALANCED FUND

Standard shares                            $           $            $           $
CITIZENS INCOME FUND

Standard shares                            $           $            $           $
CITIZENS ULTRA SHORT BOND FUND

Standard shares                            $           $            $           $
CITIZENS MONEY MARKET FUND

Standard shares                            $           $            $           $
Institutional shares                       $           $            $           $

FINANCIAL HIGHLIGHTS

The Financial Highlights can help you understand a fund's performance for the past five years (or less, for newer funds and share classes). Certain information reflects financial results for a single share. Total return figures show the percentage an investor would have gained or lost during each period, assuming



                                                    INVESTMENT ACTIVITIES                DIVIDENDS
                              Net asset                        Net realized
                              value,    Net                    and unrealized Total from From net
                              beginning investment  Redemption gains/losses   investment investment
                              of period income/loss fee        on investments operations income
----------------------------------------------------------------------------------------------------
CITIZENS 300 FUND
STANDARD SHARES
Year ended June 30, 2005      $
Period ended June 30, 2004      10.00      0.03         -            1.14         1.17     (0.01)
CITIZENS CORE GROWTH FUND
STANDARD SHARES
Year ended June 30, 2005      $
Year ended June 30, 2004        16.44     (0.12)        -            1.78         1.66         -
Year ended June 30, 2003        16.73     (0.04)        -           (0.25)       (0.29)        -
Year ended June 30, 2002        22.12     (0.09)        -           (5.30)       (5.39)        -
Year ended June 30, 2001        32.59     (0.16)        -           (9.01)       (9.17)        -
INSTITUTIONAL SHARES
Year ended June 30, 2005      $
Year ended June 30, 2004        13.52      0.01         -            1.46         1.47         -
Year ended June 30, 2003        13.66      0.05         -           (0.19)       (0.14)        -
Year ended June 30, 2002        17.94      0.04         -           (4.32)       (4.28)        -
Year ended June 30, 2001        26.59      0.01         -           (7.36)       (7.35)        -
ADMINISTRATIVE SHARES
Year ended June 30, 2005      $
Year ended June 30, 2004        16.68     (0.08)        -            1.84         1.76         -
Year ended June 30, 2003        16.91      0.01         -           (0.24)       (0.23)        -
Year ended June 30, 2002        22.27     (0.01)        -           (5.35)       (5.36)        -
Year ended June 30, 2001        32.66     (0.03)        -           (9.06)       (9.09)        -
CITIZENS EMERGING GROWTH FUND
STANDARD SHARES
Year ended June 30, 2005      $
Year ended June 30, 2004        10.96     (0.20)        -            2.25         2.05         -
Year ended June 30, 2003        11.82     (0.17)        -           (0.69)       (0.86)        -
Year ended June 30, 2002        15.79     (0.20)        -           (3.77)       (3.97)        -
Year ended June 30, 2001        33.48     (0.21)        -          (11.41)      (11.62)        -
INSTITUTIONAL SHARES
Year ended June 30, 2005      $
Year ended June 30, 2004        11.23     (0.15)        -            2.33         2.18         -
Year ended June 30, 2003        12.02     (0.10)        -           (0.69)       (0.79)        -
Year ended June 30, 2002        15.96     (0.11)        -           (3.83)       (3.94)        -
Year ended June 30, 2001        33.61     (0.12)        -          (11.46)      (11.58)        -

reinvestment of all dividends and distributions. This information has been audited by __________________, whose report, along with the funds' financial statements, is included in the annual report, which is available upon request (see back cover).



TO SHAREHOLDERS                                              RATIOS AND SUPPLEMENTAL DATA
                                        Net         Ratio of          Ratio of net   Ratio of
From     Total        Net asset         assets,     expenses to       investment     expenses to
net      dividends    value,    Total   end of      average net       income/loss    average net       Portfolio
realized to           end       return  period      assets, net of    to average net assets, prior to  turnover
gains    shareholders of period (%)     ($ x 1,000) reimbursement (%) assets (%)     reimbursement (%) rate (%)
----------------------------------------------------------------------------------------------------------------
                      $                 $
    -        (0.01)     11.16    11.71      6,849      0.90               0.38             1.94          32.98

                      $                 $
    -            -      18.10    10.10    290,352      1.50              (0.65)            1.52         228.43
    -            -      16.44    (1.73)   285,339      1.37              (0.28)            1.53         183.75
    -            -      16.73   (24.37)   326,793      1.34              (0.43)            1.44          76.40
(1.30)       (1.30)     22.12   (28.42)   472,779      1.34              (0.62)            1.42          44.95

                      $                 $
    -            -      14.99    10.96     52,842      0.77               0.08             0.79         228.43
    -            -      13.52    (1.02)    63,571      0.69               0.36             0.76         183.75
    -            -      13.66   (23.86)    85,140      0.68               0.23             0.73          76.40
(1.30)       (1.30)     17.94   (27.98)   123,912      0.68               0.04             0.74          44.95

                      $                 $
    -            -      18.44    10.55      1,635      1.11              (0.27)            1.13         228.43
    -            -      16.68    (1.36)     2,426      1.00               0.09             1.06         183.75
    -            -      16.91   (24.07)     2,029      0.94              (0.05)            1.01          76.40
(1.30)       (1.30)     22.27   (28.11)     1,964      0.94              (0.14)            5.63          44.95

                      $                 $
    -            -      13.01    18.70    165,782      1.93              (1.47)            1.94         151.80
    -            -      10.96    (7.28)   157,911      1.95              (1.56)            1.97         315.89
    -            -      11.82   (25.14)   190,812      1.80              (1.39)            1.86         202.57
(6.07)       (6.07)     15.79   (37.52)   283,760      1.68              (1.09)            1.75         136.63

                      $                 $
    -            -      13.41    19.41      3,534      1.30              (0.85)            1.31         151.80
    -            -      11.23    (6.57)     5,379      1.25              (0.86)            1.28         315.89
    -            -      12.02   (24.69)     6,428      1.20              (0.78)            1.26         202.57
(6.07)       (6.07)     15.96   (37.21)    19,676      1.30              (0.69)            1.36         136.63

                                                                INVESTMENT ACTIVITIES                    DIVIDENDS
                                                                           Net realized
                                          Net asset                        and unrealized
                                          value,    Net                    gains/losses on    Total from From net
                                          beginning investment  Redemption investments and    investment investment
                                          of period income/loss fee        foreign currencies operations income
-------------------------------------------------------------------------------------------------------------------
CITIZENS EMERGING GROWTH FUND (continued)
ADMINISTRATIVE SHARES
Year ended June 30, 2005                  $
Year ended June 30, 2004                    11.11      (0.14)         -          2.25            2.11         -
Year ended June 30, 2003                    11.92      (0.10)         -         (0.71)          (0.81)        -
Year ended June 30, 2002                    15.87      (0.13)         -         (3.82)          (3.95)        -
Year ended June 30, 2001                    33.57      (0.17)         -        (11.46)         (11.63)        -
CITIZENS SMALL CAP CORE GROWTH FUND
STANDARD SHARES
Year ended June 30, 2005                  $
Year ended June 30, 2004                     8.67      (0.13)         -          2.30            2.17         -
Year ended June 30, 2003                     9.18      (0.09)         -         (0.42)          (0.51)        -
Year ended June 30, 2002                     9.52      (0.08)         -         (0.26)          (0.34)        -
Year ended June 30, 2001                    11.23      (0.05)         -         (1.64)          (1.69)        -
CITIZENS VALUE FUND
STANDARD SHARES
Year ended June 30, 2005                  $
Year ended June 30, 2004                     8.64      (0.02)         -          1.89            1.87         -
Year ended June 30, 2003                     8.74      (0.05)         -         (0.05)          (0.10)        -
One month period ended June 30, 2002        10.21      (0.01)         -         (1.46)          (1.47)        -
Year ended May 31, 2002                     15.29      (0.08)         -         (3.57)          (3.65)        -
Year ended May 31, 2001                     14.58      (0.07)         -          2.70            2.63         -
CITIZENS GLOBAL EQUITY FUND
STANDARD SHARES
Year ended June 30, 2005                  $
Year ended June 30, 2004                    13.39      (0.10)         -          1.89            1.79         -
Year ended June 30, 2003                    14.22      (0.03)      0.02         (0.82)          (0.83)        -
Year ended June 30, 2002                    18.31      (0.11)      0.01         (3.99)          (4.09)        -
Year ended June 30, 2001                    29.99      (0.16)         -         (9.61)          (9.77)        -
INSTITUTIONAL SHARES
Year ended June 30, 2005                  $
Year ended June 30, 2004                    13.65       0.04          -          1.89            1.93         -
Year ended June 30, 2003                    14.40       0.05       0.02         (0.82)          (0.75)        -
Year ended June 30, 2002                    18.46      (0.01)      0.01         (4.06)          (4.06)        -
Year ended June 30, 2001                    30.08      (0.05)         -         (9.66)          (9.71)        -
ADMINISTRATIVE SHARES
Year ended June 30, 2005                  $
Year ended June 30, 2004                    13.51      (0.02)         -          1.87            1.85         -
Year ended June 30, 2003                    14.30       0.01       0.02         (0.82)          (0.79)        -
Year ended June 30, 2002                    18.38      (0.06)      0.01         (4.03)          (4.08)        -
Year ended June 30, 2001                    30.02      (0.11)         -         (9.62)          (9.73)        -

TO SHAREHOLDERS                                                RATIOS AND SUPPLEMENTAL DATA
                                        Net         Ratio of          Ratio of net   Ratio of
From     Total        Net asset         assets,     expenses to       investment     expenses to
net      dividends    value,    Total   end of      average net       income/loss    average net       Portfolio
realized to           end       return  period      assets, net of    to average net assets, prior to  turnover
gains    shareholders of period (%)     ($ x 1,000) reimbursement (%) assets (%)     reimbursement (%) rate (%)
----------------------------------------------------------------------------------------------------------------
                      $                 $
    -           -       13.22    18.99     11,584         1.60            (1.13)           1.62          151.80
    -           -       11.11    (6.80)     8,561         1.51            (1.13)           1.54          315.89
    -           -       11.92   (24.89)     8,444         1.47            (1.07)           1.53          202.57
(6.07)      (6.07)      15.87   (37.43)     9,497         1.55            (0.96)           2.06          136.63


                      $                 $
    -           -       10.84    25.03     29,701         1.53            (1.37)           1.53          207.80
    -           -        8.67    (5.56)    17,821         1.45            (1.12)           1.58          349.79
    -           -        9.18    (3.57)    18,459         1.34            (0.93)           1.40          294.26
(0.02)      (0.02)       9.52   (15.08)    15,503         1.34            (0.57)           3.20          146.62


                      $                 $
    -           -       10.51    21.64     23,871         1.78            (0.23)           1.78          130.18
    -           -        8.64    (1.14)    16,226         1.90            (0.62)           1.90          209.72
    -           -        8.74   (14.40)    21,060         1.95            (1.33)           2.05            5.87
(1.43)      (1.43)      10.21   (25.58)    24,981         1.95            (1.04)           2.54           34.77
(1.92)      (1.92)      15.29    20.71     14,378         1.95            (0.65)           4.63           62.55


                      $                 $
    -           -       15.18    13.37     95,625         2.01            (0.60)           2.01           49.16
    -           -       13.39    (5.84)   101,846         1.91            (0.26)           1.91           42.05
    -           -       14.22   (22.34)   135,881         1.84            (0.66)           1.84          132.82
(1.91)      (1.91)      18.31   (33.69)   236,080         1.82            (0.71)           1.82          151.95

                      $                 $
    -           -       15.58    14.14      5,244         1.37             0.25            1.37           49.16
    -           -       13.65    (5.21)     6,688         1.26             0.42            1.26           42.05
    -           -       14.40   (21.99)     9,531         1.27            (0.05)           1.27          132.82
(1.91)      (1.91)      18.46   (33.35)    16,475         1.39            (0.23)           1.42          151.95

                      $                 $
    -           -       15.36    13.69      2,142         1.71            (0.11)           1.71           49.16
    -           -       13.51    (5.52)     2,059         1.59             0.11            1.59           42.05
    -           -       14.30   (22.20)     2,207         1.64            (0.39)           1.64          132.82
(1.91)      (1.91)      18.38   (33.52)     1,748         1.68            (0.48)           3.18          151.95

                                                      INVESTMENT ACTIVITIES               DIVIDENDS
                               Net asset                        Net realized
                               value,    Net                    and unrealized Total from From net
                               beginning investment  Redemption gains/losses   investment investment
                               of period income/loss fee        on investments operations income
----------------------------------------------------------------------------------------------------
CITIZENS BALANCED FUND
STANDARD SHARES
Year ended June 30, 2005       $
Year ended June 30, 2004         10.47      0.06          -          1.12          1.18     (0.06)
Period ended June 30, 2003       10.00      0.02          -          0.47          0.49     (0.02)
CITIZENS INCOME FUND
STANDARD SHARES
Year ended June 30, 2005       $
Year ended June 30, 2004         10.28      0.34          -         (0.40)        (0.06)    (0.36)
Year ended June 30, 2003          9.62      0.37          -          0.69          1.06     (0.40)
Year ended June 30, 2002         10.28      0.58          -         (0.66)        (0.08)    (0.58)
Year ended June 30, 2001         10.20      0.68          -          0.10          0.78     (0.70)
CITIZENS ULTRA SHORT BOND FUND
STANDARD SHARES
Year ended June 30, 2005       $
Year ended June 30, 2004         10.06      0.18          -         (0.13)         0.05     (0.19)
Period ended June 30, 2003       10.00      0.14          -          0.07          0.21     (0.15)
CITIZENS MONEY MARKET FUND
STANDARD SHARES
Year ended June 30, 2005       $
Year ended June 30, 2004          1.00         -          -             -             -         -
Year ended June 30, 2003          1.00      0.01          -             -          0.01     (0.01)
Year ended June 30, 2002          1.00      0.02          -             -          0.02     (0.02)
Year ended June 30, 2001          1.00      0.05          -             -          0.05     (0.05)
INSTITUTIONAL SHARES
Year ended June 30, 2005       $
Year ended June 30, 2004          1.00         -          -             -             -         -
Year ended June 30, 2003          1.00      0.01          -             -          0.01     (0.01)
Year ended June 30, 2002          1.00      0.02          -             -          0.02     (0.02)
Year ended June 30, 2001          1.00      0.05          -             -          0.05     (0.05)

TO SHAREHOLDERS                                               RATIOS AND SUPPLEMENTAL DATA
                                        Net         Ratio of          Ratio of net   Ratio of
From     Total        Net asset         assets,     expenses to       investment     expenses to
net      dividends    value,    Total   end of      average net       income/loss    average net       Portfolio
realized to           end       return  period      assets, net of    to average net assets, prior to  turnover
gains    shareholders of period (%)     ($ x 1,000) reimbursement (%) assets (%)     reimbursement (%) rate (%)
----------------------------------------------------------------------------------------------------------------
                      $                 $
(0.24)      (0.30)      11.35    11.31      2,804         1.30             0.60             4.30          98.20
    -       (0.02)      10.47     4.87      1,061         1.30             0.41            16.73         140.42


                      $                 $
    -       (0.36)       9.86    (0.63)    59,562         1.45             3.28             1.45          64.37
    -       (0.40)      10.28    11.28     69,137         1.37             3.80             1.37         195.73
    -       (0.58)       9.62    (0.87)    67,488         1.38             5.77             1.38          54.05
    -       (0.70)      10.28     7.87     71,639         1.40             6.55             1.48          60.53


                      $                 $
    -       (0.19)       9.92     0.48      7,552         0.06             1.79             1.50          80.96
    -       (0.15)      10.06     2.12      9,252         0.00             2.29             2.10          56.04


                      $                 $
    -           -        1.00     0.10     83,231         0.98             0.10             0.98            N/A
    -       (0.01)       1.00     0.65    104,641         0.93             0.65             0.93            N/A
    -       (0.02)       1.00     1.71    114,271         0.92             1.72             0.92            N/A
    -       (0.05)       1.00     5.23    117,211         0.89             5.08             0.89            N/A

                      $                 $
    -           -        1.00     0.41     11,011         0.67             0.41             0.67            N/A
    -       (0.01)       1.00     0.95     10,892         0.63             0.98             0.63            N/A
    -       (0.02)       1.00     1.97     16,539         0.67             1.95             0.67            N/A
    -       (0.05)       1.00     5.43     27,475         0.70             5.22             0.70            N/A

PORTFOLIO MANAGEMENT FOR EACH FUND

CITIZENS 300 FUND                       SOPHIA COLLIER (since inception)

                                        -    Principal Owner and Chair, Citizens
                                             Advisers (since 1991)

                                        -    President, Citizens Funds (1991
                                             - 1998, since 2002)

                                        -    President, Citizens Advisers,
                                             Citizens Securities (1991 - 1998,
                                             since 2002)

CITIZENS CORE GROWTH FUND               JONATHAN WHITE, CFA (since 7/04)

                                        -    Senior Vice President and Portfolio
                                             Manager, Citizens Advisers (since
                                             2004)

                                        -    Senior Vice President, Chief
                                             Investment Strategist and Portfolio
                                             Manager, Banknorth Wealth
                                             Management Group (1994 - 2004)

CITIZENS EMERGING GROWTH FUND           J. MICHAEL GALLIPO, CFA (since 2/05)

                                        -    Portfolio Manager, Citizens
                                             Advisers (since 2005)

                                        -    Vice President, Portfolio Manager
                                             and Co-Head Institutional Strategy,
                                             Banknorth Wealth Management Group
                                             (2001 - 2005)

                                        -    Vice President and Portfolio
                                             Manager, Monument Funds Group (1999
                                             - 2001)

                                        JONATHAN WHITE, CFA (since 2/05)

                                        -    See biographical information under
                                             Citizens Core Growth Fund.

Mr. Gallipo is the lead member of the portfolio management team. Generally, Mr. Gallipo makes the buy and sell decisions, while the other team members contribute to the security selection process.

CITIZENS SMALL CAP CORE GROWTH FUND     JONATHAN WHITE, CFA (since 2/05)

                                        -    See biographical information under
                                             Citizens Core Growth Fund.

                                        J. MICHAEL GALLIPO, CFA (since 2/05)

                                        -    See biographical information under
                                             Citizens Emerging Growth Fund.

                                        SOPHIA COLLIER (inception to 10/01 and
                                        as a member of the portfolio management
                                        team since 4/04)

                                        -    See biographical information under
                                             Citizens 300 Fund.

Mr. White is the lead member of the portfolio management team. Generally, Mr. White makes the buy and sell decisions, while the other team members contribute to the security selection process.

CITIZENS VALUE FUND                     SOPHIA COLLIER (since 8/03)

                                        -    See biographical information under
                                             Citizens 300 Fund.

CITIZENS GLOBAL EQUITY FUND          MARY HALLWARD (since 8/04)

                                     -    Executive Vice President and Managing
                                          Director, McLean Budden Limited (since
                                          1992)

                                     BRIAN DAWSON, CFA (since 8/04)

                                     -    Executive Vice President and Managing
                                          Director, McLean Budden Limited (since
                                          1989)

                                     WILLIAM GIBLIN (since 8/04)

                                     -    Executive Vice President and Managing
                                          Director, McLean Budden Limited (since
                                          1980)

                                     R. BRUCE MURRAY, CFA (since 8/04)

                                     -    Executive Vice President and Managing
                                          Director, McLean Budden Limited (since
                                          1990)

                                     MICHAEL HAKES, CFA (since 8/04)

                                     -    Vice President, McLean Budden Limited
                                          (since 2002)

                                     -    Bond Lending, Dominion Securities
                                          (1998 - 2002)

A team of eight individuals manages the fund. The individual team members listed above have the most significant responsibility for the day-to-day management of the fund.

CITIZENS BALANCED FUND               JONATHAN WHITE, CFA (since 7/04)

                                     -    See biographical information under
                                          Citizens Core Growth Fund.

                                     SUSAN KELLY (since inception)

                                     -    Portfolio Manager, Citizens Advisers
                                          (since 2000)

                                     -    Assistant Portfolio Manager, John
                                          Hancock Advisers (1997 - 2000)

Mr. White is responsible for the day-to-day management of the equity portion of the fund and Ms. Kelly is responsible for the day-to-day management of the fixed income portion of the fund.

CITIZENS INCOME FUND                 SUSAN KELLY (since 12/00)

                                     -    See biographical information under
                                          Citizens Balanced Fund.

CITIZENS ULTRA SHORT BOND FUND       SUSAN KELLY (since inception)

                                     -    See biographical information under
                                          Citizens Balanced Fund.

CITIZENS MONEY MARKET FUND           SUSAN KELLY (since 3/00)

                                     -    See biographical information under
                                          Citizens Balanced Fund.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.

OTHER POLICIES AND RISKS

CHANGE IN A FUND'S INVESTMENT OBJECTIVE Each Citizens fund may change its investment objective (goal) as long as the change is approved by the fund's trustees; the fund does not have to seek shareholder approval.


INVESTMENT RESEARCH We believe that evaluating a company's record of corporate responsibility contributes to investment success in two ways: It helps eliminate companies whose corporate behavior increases risk, and it helps identify more forward-thinking and potentially more promising companies.



Each security in our portfolios for which we make day-to-day portfolio decisions is subject to our proprietary research, which revolves around a comprehensive, integrated analysis of all the factors -- fundamental and social -- that we believe affect a company's performance over time. Detailed financial analysis is conducted in tandem with a thorough check of each company's management practices and record of corporate responsibility. One tool used is the Citizens Quality Ranking System (CQRS), a proprietary system that tracks over 4,500 companies in the U.S. stock markets and ranks them on their consistency in operations and earnings growth. Citizens uses CQRS to:

-     help identify key performance factors (sales, earnings, dividends)

-     review portfolio performance by quality

-     align overall portfolio quality with portfolio manager outlook

- assess market valuation: "Is the market paying more for quality right now?"



Citizens also has developed a set of proprietary Visual Screening tools used to:

- evaluate the fundamental operating characteristics of potential investment candidates

-     identify sales and margin trends; cyclical and secular patterns

-     help avoid companies with erratic records



The corporate, social and environmental screening is the responsibility of our in-house social research department. Through a disciplined process, our social research analysts produce a detailed evaluation of corporate policies and practices. First, a series of exclusionary screens are applied to a company. This is followed by a second, more in-depth qualitative screening process. While no investment is ever made for social reasons alone, we believe social screening provides a unique and more comprehensive view of the companies we consider for investment. Companies are eliminated from investment consideration if they:

-     produce tobacco or tobacco products

-     produce alcoholic beverages

- produce power from nuclear power plants or are primary suppliers for the industry

- have material interests in the manufacture of weapons or weapons-specific components

-     are involved in gambling as a main line of business

-     lack diversity at the level of the board of directors/senior management



We favor companies that:

-     publish and enforce codes of conduct and vendor standards

-     promote equal opportunity, diversity and good employee relations

-     are sensitive to community concerns

-     seek alternatives to animal testing when not required by law


ADDITIONAL POLICIES AFFECTING THESE FUNDS Except where noted, the following policies and risks apply to all funds in this prospectus, except the Citizens Money Market Fund:

- Each fund may invest in bonds and other debt securities. For these securities, we measure credit quality at the time we buy a security for a fund. We rely on ratings by recognized independent rating organizations, or, for unrated securities, our own credit analysis. When two independent ratings disagree, we may use the higher one. If a security's credit quality falls, we usually will sell the security unless we determine that it would better serve the fund's interest to keep it.


- Each fund may invest up to 10% of its net assets, at the time of purchase, in foreign securities. For the Citizens Value Fund, these securities must be publicly-traded in the United States in the form of American Depositary Receipts (ADRs) or similar instruments that are traded in U.S. dollars. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations or controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, and the possibility of war or expropriation.


- In order to have cash for processing shareholder and portfolio transactions and for paying operating expenses, a fund typically invests a portion of assets in cash equivalents, such as money market instruments or other high-quality, short-term, liquid obligations. Under special circumstances -- such as in order to reduce or avoid concentration in an industry or issuer, or because of unusual market conditions -- a fund may temporarily place up to 100% of net assets in cash equivalents, or may otherwise depart from its stated investment strategy. To the extent that a fund departs from its usual investment strategy, it increases the risk that it won't achieve its goal.


-     To a limited extent, the funds may invest in initial public offerings
      (IPOs). IPOs may be especially volatile because they have no trading history, and information about their issuers may be limited. IPOs typically contribute more to fund performance when a fund is small, and less as it grows larger. IPOs may have significantly affected a fund's past performance, and may affect its future performance. As discussed earlier, the Emerging Growth Fund and Small Cap Core Growth Fund each may invest in IPOs to a greater extent when suitable opportunities exist for the funds.



- Each fund may engage in active and frequent trading to achieve its principal investment objectives. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but also market impact costs and opportunity costs. These transaction costs may be substantial. Transaction costs are not included in the fund's annual operating expenses shown in the Fees and Expenses table in this prospectus but do detract from the fund's performance. The Financial Highlights section of this prospectus shows each fund's historical portfolio turnover rate. These rates could increase or decrease if market indications change or a fund changes its investment strategy.



- The 300 Fund, Core Growth Fund, Emerging Growth Fund, Small Cap Core Growth Fund, Value Fund, Global Equity Fund, and Balanced Fund may each invest up to 25% of its assets in a Citizens money market fund.


- Each fund may, but need not, use derivative contracts, including options on securities, for any of the following purposes:

      - to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in market prices

      -     as a substitute for buying or selling securities

      -     as a cash flow management technique

      -     to enhance the fund's return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in derivative contracts can have a big impact on the fund's market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when securities prices are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.


Compliance with all investment policies and restrictions is measured at the time of investment.



STATEMENT OF ADDITIONAL INFORMATION (SAI) While this prospectus describes the funds' principal strategies and main risks, there are many other factors which are not described herein that could adversely affect an investment in the funds or prevent the funds from achieving their goals. More information about the strategies and risks of the funds appears in the Statement of Additional Information (SAI). To obtain an SAI, see the back cover of this prospectus. Investors should understand that the funds are not required to follow all of the investment techniques described in this prospectus or the SAI, and might not invest in all permitted types of securities.


MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISER

The investment adviser for Citizens Funds since it commenced operations in 1982 is Citizens Advisers, Inc., One Harbour Place, Suite 400, Portsmouth, NH, 03801. Citizens Securities, Inc., a subsidiary of Citizens Advisers, serves as Citizens Funds' distributor. Citizens Funds, Citizens Advisers and Citizens Securities are not affiliated with any bank.

As the investment adviser, Citizens Advisers has overall responsibility for the management of each fund's portfolio and, as a result, determines which companies meet the funds' fundamental and social criteria. Citizens Advisers has day-to-day responsibility for managing each Citizens fund except the Citizens Global Equity Fund.

At its own expense, Citizens Advisers has engaged a subadviser to handle the day-to-day management of the Citizens Global Equity Fund. Citizens Advisers has ultimate responsibility (subject to oversight by the fund's Board of Trustees) to oversee the subadviser and recommend its hiring, termination and replacement.

Citizens Advisers also is responsible for a wide variety of administrative duties for the funds under a separate administrative and shareholder services contract that provides for reimbursement of out-of-pocket expenses, as well as fees for services rendered. Citizens Advisers performs some of these services directly and subcontracts with third parties for others.

FEES PAID TO THE ADVISER(1) As payment for providing the funds with investment advisory and administrative services, Citizens Advisers received the following fees, after reimbursements and/or waivers, from each fund during the most recent fiscal year.

FUND                   % OF AVERAGE NET ASSETS
300 Fund                          %
Core Growth                       %
Emerging Growth                   %
Small Cap Core Growth             %
Value                             %
Global Equity                     %
Balanced                          %
Income                            %
Ultra Short Bond                  %
Money Market                      %


----------
(1) The administrative service fee is 0.15% of the average annual net assets of each fund.


A discussion regarding the basis for the funds' Board of Trustees approving the investment advisory contract for the funds is available in the funds' annual report to shareholders for the one year period ended June 30, 2005.


THE SUBADVISER


Since August 27, 2004, McLean Budden Limited (McLean Budden) has been the subadviser for the Citizens Global Equity Fund. McLean Budden was established in 1947 and is majority owned by Sun Life Assurance Company of Canada, Inc. McLean Budden is located at 145 King Street West, Toronto, Canada. As of June 30, 2005, McLean Budden had over $XX billion in assets under management.


FEES PAID TO THE SUBADVISER Citizens Advisers pays the subadviser for its services in handling the day-to-day management of the fund described above.

POTENTIAL CHANGES IN SUBADVISORY RELATIONSHIPS The funds have obtained an exemptive order from the SEC that allows the funds, with the approval of the funds' trustees, but normally without shareholder approval to:

-     hire additional or replacement subadvisers

-     change the terms of subadvisory agreements

- continue to employ subadvisers after an event (such as an acquisition of a subadviser) that otherwise would cause an automatic termination of a subadvisory agreement

If a subadviser were added or changed for a fund without shareholder approval, the prospectus would be revised and shareholders of that fund would be notified.

YOUR ACCOUNT

PROCEDURES WHEN OPENING AN ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account. Therefore, when you open an account, you'll need to provide your name, street address, date of birth, and other information that will allow us to identify you.

CLASSES OF SHARES

As noted in the fund descriptions, some of the funds in this prospectus offer more than one share class. All classes of all Citizens Funds are no-load, meaning that they have no sales or redemption* charges.

Standard shares are designed for individual investors. Institutional and Administrative shares are designed for institutional investors, but may be made available to individual investors through various retirement plans or other investment programs. Institutional and Administrative shares may also be appropriate for individuals who are investing $1 million or more. The details for each of the share classes are described below.


                                                                                      INSTITUTIONAL       ADMINISTRATIVE
                                               STANDARD SHARES                           SHARES               SHARES
                                ----------------------------------------------        -------------     -------------------
MINIMUM INITIAL                 $2,500 for regular accounts; $1,000 for IRA,          $1 million        $1 million
INVESTMENT AND BALANCE          Uniform Gifts to Minors Act/Uniform Transfers
(PER ACCOUNT)                   to Minor Act (UGMA/UTMA) and Automatic
                                Investment Plan (AIP) accounts

MINIMUM ADDITIONAL              $50 for all accounts, including Automatic             No minimum        No minimum
INVESTMENT                      Investment Plans (AIP)

DISTRIBUTION (12b-1) FEE        0.25% of average net assets annually; does not        None              0.25% of average
                                apply to Citizens Money Market Fund                                     net assets annually



We reserve the right to waive or reduce the minimum initial investment amount at our discretion.


*You may be assessed a fee for redemptions or exchanges from the Global Equity Fund within 60 days of purchase.

DISTRIBUTION FEES Under Citizens Funds' Distribution Plan, Standard and Administrative shares pay fees to Citizens Securities and others who provide distribution or administration services to the funds. These services may include advertising, marketing and commissions to outside brokers. Because these fees are paid out of fund assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, Citizens Securities may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. Citizens Securities may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by Citizens Securities and may be substantial. Citizens Advisers may make similar payments under similar arrangements.


These payments are often referred to as "revenue sharing payments." The recipients of these payments may include broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the funds. These payments may provide a financial intermediary and its sales persons with an incentive to favor sales of the funds' shares over sales of other mutual funds (or non-mutual fund investments) where the intermediary does not receive such payments or receives them in a lower amount. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the funds. Contact your financial intermediary for details about revenue sharing payments it may receive.


POLICIES FOR ACCOUNTS WITH BELOW-MINIMUM BALANCES If your balance falls below the minimum for your share class (as noted on previous page), a fund may take certain steps to address the situation:

- Standard shares: A fund may charge you $20 a year if, for whatever reason, your balance drops below the minimum balance amount described above. The fund may give you 30 days' notice to reestablish the minimum balance, and if you do not, the fund may close your account and mail you the proceeds. This policy also applies to inactive Automatic Investment Plan accounts. A fund may waive the below minimum balance fee.

- Institutional and Administrative shares: Each fund reserves the right to convert an account to Standard shares, subject to 30 days' notice from the fund that you must increase your balance to at least the minimum.

HOW TO BUY SHARES


BUYING SHARES DIRECTLY To open a new account, simply send in a completed account application and your payment. All applications and forms are available online at www.citizensfunds.com, or by calling 800.223.7010. When buying shares in an existing account, you may pay by check. Also, by going online (at the address above) or speaking with a shareholder services representative, you can purchase shares by exchanging from another Citizens fund, by wire, or electronically from a pre-designated bank account through the Automated Clearing House (ACH). All checks must be made payable to "Citizens Funds"; we cannot accept money orders, credit card checks, and checks that are payable to anyone else and signed over to us (third-party checks). We do accept foreign checks that are payable in U.S. dollars, but shares that are purchased with these checks may be held in escrow for at least 20 days. When redeeming shares recently purchased by check or through ACH, proceeds will not be made available to you until we collect payment on your purchase. This may take up to 10 business days after the original purchase date.


BUYING SHARES THROUGH A "FUND SUPERMARKET" Citizens Funds are available through many popular fund supermarkets, including Charles Schwab's Mutual Fund OneSource(R) and Fidelity Investments' FundsNetwork(R).

BUYING SHARES THROUGH A BROKER-DEALER Many broker-dealers offer Citizens Funds, in some cases as part of a fee-based investment program. For investors who prefer to invest with the guidance of a financial professional, buying shares through a broker-dealer may be the preferred choice. Due to the services broker-dealers offer, you may pay more in fees when investing through a broker-dealer.

HOW TO SELL SHARES

SELLING SHARES BY PHONE We offer a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much you want to sell (redeem). In most circumstances, you can sell as much as $100,000 in shares this way.

If you select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or fraud. For added security, you may provide us with a Personal Identification Number (PIN), which must be verified before any telephone transaction (including balance inquiries) can be processed. For your protection, we record all telephone calls. As long as we follow these precautions and we reasonably believe that the instructions we receive are authorized, Citizens Funds, the funds' investment adviser, the funds' distributor and the funds' transfer agent will not be responsible for any losses that result.

During periods of unusual market activity, severe weather or other abnormal circumstances, it may be hard to reach us by telephone. In these cases, please consider conveying your instructions using the "Account Access" section at www.citizensfunds.com, through our automated phone service, or in writing.

SELLING SHARES ONLINE OR BY AUTOMATED PHONE SERVICE When you sign up for and have activated your Telephone Redemption and Exchange option, you automatically have the ability to send orders to sell shares online at www.citizensfunds.com or by calling our automated phone service at 800.223.7010.

SELLING SHARES IN WRITING Any order to sell shares can be sent to us in writing at any time. Certain types of orders can only be accepted in writing, and must have a Medallion Signature Guarantee (see below). These include all orders to sell shares that are worth more than $100,000; all exchanges between accounts that do not have identical titles; all orders to sell shares in accounts whose name or address has been changed within the last 30 days; all orders to sell shares where the proceeds are being sent to a different address than the one on the account; and at our discretion, any other order.

SELLING SHARES THROUGH A BROKER-DEALER You may sell your shares through participating broker-dealers (who may charge a fee for this service). Some broker-dealers have arrangements with Citizens Funds that allow them to place orders to sell shares by phone or electronically. If you bought your shares through a broker-dealer or other intermediary, you may need to sell them through that same entity.

SELLING SHARES BY CHECK Checkwriting is available for Citizens Money Market Fund and Ultra Short Bond Fund, once you have been approved and have completed the necessary forms. You will receive 20 checks when you sign up for this service, and are charged $0.50 for each check you write. Checks that clear your Citizens Ultra Short Bond Fund or Money Market Fund account are considered a sale of shares, which is a taxable event and may produce a gain or loss (although gain or loss is unlikely from a sale of Money Market Fund shares). Please consult your tax professional for assistance.


PROCEEDS FROM SELLING SHARES When you sell shares, you have a choice of how you receive the proceeds. You can transfer the money into a different account at Citizens Funds, have a check mailed to you, or have the money electronically transferred into a pre-designated bank account. An electronic transfer using the Automated Clearing House (ACH) usually takes three days. Federal Funds wire service is typically credited on the next business day, but you will be charged a $10 fee to send a wire transfer to a U.S. bank. Your financial institution may charge a fee to receive ACH or wired funds. Proceeds normally go out the next business day after we receive a request in good order. You will earn dividends up through the date we receive your redemption request. You should be aware that you may have to pay taxes when you redeem your shares.



We reserve the right to wait up to seven calendar days before paying the proceeds when you sell shares. However, if you are selling shares that you recently bought, the proceeds may be delayed until your investment clears; this may take up to 10 business days from the date of purchase.


MEDALLION SIGNATURE GUARANTEES A Medallion Signature Guarantee is evidence that the signature on your written order is genuine. These are available from most banks, credit unions and broker-dealers, but you cannot get one from a notary public. On accounts with more than one authorized signer, each person must sign the request and obtain a Medallion Signature Guarantee stamp. Not all written orders need a signature guarantee, but to avoid delays, it's a good idea to obtain a Medallion Signature Guarantee for all written orders to sell shares. If you have questions, please call 800.223.7010.


In addition to the types of orders described above, certain changes to your account require a Medallion Signature Guarantee, including:

- any change to your account title

- adding or changing your pre-designated wire or Automated Clearing House
  (ACH) instructions

- setting up or changing a systematic withdrawal plan or automatic investment plan (AIP) which uses new bank information, or a new or third-party address.


We may require further documentation from corporations, fiduciaries, retirement plans or institutional investors.

THE FUNDS' BUSINESS HOURS The funds are open for business each day the New York Stock Exchange (NYSE) is open. You may buy or sell shares on any business day. Each fund calculates the value of its shares immediately following the close of the NYSE. The NYSE typically closes at 4 p.m.(ET), but on occasion may close earlier.

HOW THE FUNDS PRICE THEIR SHARES To calculate a fund's share price, or Net Asset Value (NAV), we add up the fund's assets, subtract its liabilities, and then divide by the number of shares outstanding.


Each fund generally values its securities based on market prices determined at the close of regular trading on the NYSE or on the primary exchange or over-the-counter market on which the securities are traded. Each fund's currency valuations, if any, are done as of 4:00 p.m. Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the funds' Valuation Committee using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the funds' Valuation Committee, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less and on all securities in the Citizens Money Market Fund are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the funds' Valuation Committee will price securities using fair value procedures approved by the Board. Each fund may also use fair value procedures if we determine that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The Citizens Global Equity Fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index. This percentage is determined by the funds' Valuation Committee from time to time.



Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.


CONTACTING US WITH YOUR ORDERS

REGULAR U.S. MAIL               WIRE TRANSFERS                   TELEPHONE
Citizens Funds                  Citizens Funds                   800.223.7010
PO Box 182456                   c/o Fifth Third Bank
Columbus, OH 43218-2456         38 Fountain Square Plaza
                                Cincinnati, OH 45263

OVERNIGHT OR EXPRESS DELIVERY

Citizens Funds                  Routing Number: 042000314
3435 Stelzer Road               A/C Number: 999-44-975
Columbus, OH 43219              For further credit: Your name, account number,
                                and the name or number of the fund you wish to invest in.

COST OF SHARES When you buy, sell or exchange shares in one of our funds, your transaction will go through at the next share price calculated for that fund after we receive your request.



TIMING OF ORDERS THROUGH BROKER-DEALERS If you place an order with an authorized broker-dealer, or their intermediary, we consider the order to have been accepted by us at the time it is accepted by them.



REDEMPTION IN KIND Each fund will normally redeem shares for cash, but when the redemption is for more than $250,000, a fund may honor some or all of the redemption price with portfolio securities, which may cost a shareholder money in order to convert into cash.



EXCHANGE PRIVILEGE You may exchange from one Citizens fund to another at any time. Simply call or write with your request. Keep in mind that the investment minimums and minimum balance requirements still apply with all exchanges.


We may also restrict or refuse exchanges that appear to us to be part of a pattern of "market timing" or other simultaneous orders affecting a fund's assets. Shareholders who abuse the exchange privilege may lose their exchange privileges or have their account closed. If you lose your exchange privileges, you can still keep or sell your shares.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a Fund's portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the Fund's long term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve that fund's investment objective, Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund's performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities, like the Citizens Global Equity Fund, have been particularly susceptible to this form of arbitrage, but other funds could also be affected.



Because of the potential harm to the funds and their long-term shareholders, the funds' Board of Trustees has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the funds may limit additional exchanges or purchases of fund shares by shareholders who we believe are engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted specific restrictions on purchases and sales of fund shares, but the funds reserve the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what we believe to be market timing, we will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that we believe could be either abusive or for legitimate purposes, a fund may permit the account holder to justify the activity.



The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The funds' ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the funds' service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.



The funds' policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in the funds we manage, other than money market funds. Additionally, the funds have adopted policies and procedures to prevent the selective release of information about the fund's portfolio holdings, as such information may be used for market timing and similar abusive practices.



As noted above, if a fund is unable to detect and deter trading abuses, the fund's performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Because the funds apply their policies and procedures in a discretionary manner, different shareholders may be treated differently.



The funds' policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the funds' Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. The funds will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.


We also reserve the right to close your account for any lawful reason, including, but not limited to, reasonable suspicion of fraud or other illegal activity in connection with the account.

REDEMPTION FEE The Citizens Global Equity Fund charges a redemption fee of 2% (paid to the fund) on shares of the fund redeemed within 60 days of purchase. The fee does not apply to (1) shares purchased through the reinvestment of dividends or other distributions, (2) redemptions by Citizens Funds of accounts with below-minimum balances, (3) redemptions due to shareholder death or disability, or (4) certain omnibus accounts and retirement plans.

          IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS


HOUSEHOLDING To reduce expenses, we may mail only one copy of the funds' prospectus, each annual and semi-annual report, proxy statements and other notices to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact us at 800.223.7010, or if your shares are held through a broker or financial institution, please contact them directly. We will begin sending you individual copies 30 days after receiving your request.


INVESTOR SERVICES

As part of our commitment to your investment success, we offer a full range of investor services. If you have questions about your account or any of the services mentioned below, please call our Shareholder Services Center at
800.223.7010 weekdays from 9am to 6pm ET.

TAX-ADVANTAGED RETIREMENT PLANS AND EDUCATION SAVINGS ACCOUNTS These include traditional and Roth IRAs, SEP and SIMPLE IRAs, Coverdell Education Savings Accounts and 403(b) plans. Citizens Funds also can be offered as an option in 401(k) and 457 plans. Rollover and transfer services are available to make it easy to transfer existing retirement assets to a Citizens Funds account.

AUTOMATED INVESTMENT PLAN This makes it easy to invest automatically on a disciplined schedule and avoid the temptation to time the market. Simply check off the appropriate box on your account application, provide the bank information requested, and tell us the amount and schedule of the investments and the fund of your choice.

SYSTEMATIC WITHDRAWAL PLAN Send us a written request and we'll set up this plan to automatically redeem a portion of your shares and make regular monthly, quarterly or annual payments on your behalf.


SYSTEMATIC EXCHANGE PLAN A convenient way to invest a lump sum into one fund and then, on a monthly or quarterly basis, have fixed dollar amounts automatically exchanged into other Citizens funds.


PAYROLL DEDUCTION This allows you to set up regular investments in Citizens Money Market Fund made directly from your paycheck.

DIVIDEND ALLOCATION PLAN This allows you to diversify your investments by directly reinvesting dividends and capital gain distributions from one Citizens fund into any other Citizens fund.

CHECKWRITING Allows you to redeem shares by simply writing a check from your mutual fund account; only available for the Citizens Money Market Fund and the Citizens Ultra Short Bond Fund, once you have completed the necessary forms and have been approved. Upon approval you will receive 20 checks; you will be charged $0.50 for each check you write (no per check charge with E-fund option). Checks that clear your Citizens Ultra Short Bond Fund or Money Market Fund account are considered a sale of shares, which is a taxable event and may produce a gain or loss. Please consult your tax professional for assistance.


THE E-FUND(R) ACCOUNT Citizens Money Market Fund offers an optional transaction account, the E-fund Account. Available through Citizens Funds' distributor, Citizens Securities, the E-fund Account offers enhanced transaction features such as free checkwriting and a MasterMoney(TM) card issued by MasterCard(TM) that you can use to get cash at automated teller machines (ATMs) or to make purchases at any location that accepts cards. The annual fee is $35.



PERIODIC STATEMENTS If you prefer to receive your statements in the mail and are receiving your monthly Citizens Money Market Fund or Ultra Short Bond Fund statements separately from your quarterly fund statements, please call our Shareholder Services Center to request that all statements mailed at the end of a quarter be sent in the same envelope. Statements for all accounts that you combine under one group number will be mailed in the same envelope.


CONFIRMATION STATEMENTS All purchases of Citizens mutual funds (with the exception of Citizens Money Market Fund) will generate a confirmation statement to the address on the account. While we do not send confirmation statements for Money Market Fund transactions, we do send notifications confirming maintenance to your account, such as a change of address.


ONLINE ACCOUNT SERVICES Accessing your Citizens Funds account online helps reduce the amount of paper you receive. It's secure, fast and convenient, environmentally friendly, and can potentially lower fund expenses. Please visit www.citizensfunds.com to sign up today. If you've recently opened a new account or changed your e-mail address, please be sure to update your e-mail address and your electronic delivery account options.

      ACCOUNT ACCESS Provides you the ability to view account balances, recent transaction history and process transactions.

      E-REPORTS Provides online access to fund prospectuses and annual/semi-annual fund reports.

      E-DIGEST Provides timely information about our funds, services, and web resources.

      E-STATEMENTS Provides online access to monthly and quarterly account statements. It does not currently include online access to mutual fund transaction or account maintenance confirmation statements, which you will continue to receive through the mail.



VOICE RESPONSE UNIT Information about your account can be accessed 24 hours a day, 7 days a week from any touch-tone phone by calling 800.223.7010.



PORTFOLIO HOLDINGS DISCLOSURE POLICY Each Citizens fund, except the Citizens Money Market Fund, posts it full portfolio holdings monthly, with a 30-day lag, on www.citizensfunds.com. The portfolio holdings will be posted within approximately five business days after month end. The funds' portfolio holdings will remain available until the following month's information is posted.



In addition, each fund's, except the Citizens Money Market Fund, top ten portfolio holdings in order of position size and as a percentage of the total portfolio as well as sector breakdowns and portfolio characteristics are available quarterly, within approximately fifteen business days after quarter end on www.citizensfunds.com. Each fund's top ten portfolio holdings, sector breakdown and portfolio characteristics will remain available until the following quarter's information is posted.



Details of the funds' portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the funds' SAI.



Each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year within 60 days of such quarters on Form N-Q. You can receive a copy of each fund's Form N-Q without charge by calling 800.223.7010 or by visiting our website at www.citizensfunds.com. Each fund's Form N-Q is also available through a variety of methods. You can:

- find them on the EDGAR Database of the SEC internet site at http://www.sec.gov

- have copies sent to you (after paying a copying fee) by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request to publicinfo@sec.gov

- view and copy them in person at the SEC's Public Reference Room in Washington, D.C.; for more information call 202.942.8090.

Complete schedules of the funds' portfolio holdings as of the end of the second and fourth fiscal quarters are contained in the funds' semi-annual reports which are filed with the SEC within 60 days of the end of such quarters. Shareholder reports containing such portfolio information are delivered to shareholders and available at www.citizensfunds.com


COSTS FOR SERVICES

The table on the following page outlines most of the fees associated with our services, account activity and maintenance.

Redemption fee                                  2% (Global Equity Fund only)*
Below minimum balance fee                       $20 per year per fund/account
Annual retirement account                       $10 per fund/account, to a maximum of $20 (waived for
maintenance fee                                 total IRA/403b balances of $25,000 and higher, and total account balances of
                                                $50,000 and higher)
Close IRA account                               $15 per fund/account
Returned purchase (wire, ACH or check)          $20
Send wire transfer (U.S.)                       $10
Send wire transfer (foreign)                    $40
Checkwriting                                    $0.50 per check (waived on E-fund account)
Returned debit (ACH, checkwriting)              $20
Stop payment                                    $20 per check
Duplicate statements, checks and tax forms      Statements dating back 1 year are free at
                                                www.citizensfunds.com. For all other
                                                requests, please call us. Fees may apply for
                                                statements prior to 2000.
E-fund account checks                           First 20 are free; box of 150, $15.95
E-fund ATM withdrawal                           $0.65
E-fund cash advance at bank                     $2.50
E-fund annual fee                               $35
E-fund account debit card replacement           $10

* You may be assessed a redemption fee of 2% if you redeem or exchange shares within 60 days after investing in the Global Equity Fund.


DIVIDENDS AND DISTRIBUTIONS

Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year.

NORMAL FREQUENCY OF DIVIDENDS AND DISTRIBUTIONS For all of our equity funds, distributions of capital gains (both long-term and short-term) and investment income normally are declared and paid once a year. For the Income Fund, dividends of investment income normally are declared and paid monthly and capital gains are distributed once a year. For the Ultra Short Bond Fund, dividends of investment income normally are declared daily and paid monthly, and capital gains are distributed once a year. For the Balanced Fund, dividends of investment income normally are declared and paid quarterly and capital gains are distributed once a year. For the Money Market Fund, dividends are declared daily and paid monthly, and the fund expects to make no capital gains distributions. A fund won't declare a dividend or distribution if it has no net income or capital gains, and may make additional distributions at any time if necessary for tax considerations.

RECEIVING YOUR DIVIDENDS AND DISTRIBUTIONS You can receive your dividends and distributions in one of four ways: automatically reinvested in additional shares of the same fund; automatically invested in another Citizens fund of your choice; sent to you by check; or electronically transferred to your bank account (via ACH). However, if your dividend or distribution is below $25, we reserve the right to automatically reinvest your dividend or distribution in additional shares of the same fund.


Unless you instruct otherwise, your account will be set up for automatic reinvestment. Your dividends and distributions will be used to buy additional shares of the same fund at the NAV calculated on the date the dividends or distributions are paid. Dividends and other distribution information will be included on your statement.


NOTE REGARDING "LOST SHAREHOLDERS" In the event that mail sent to the address on your account is returned by the post office as "undeliverable"and you have elected to have your account dividends and/or distributions paid in cash, the fund reserves the right to change the payment options on your account to "reinvest." In such event, returned checks and subsequent fund distributions would be reinvested using the current NAV in additional fund shares within your account. In addition, if your dividend and/or distribution checks remain uncashed for six months or longer, the fund reserves the right to change the payment options on your account to "reinvest," and we may reinvest the amount of the outstanding check at the current NAV in additional fund shares within your account. In order to change your distribution options back to "cash," we would need to receive your instructions to do so in writing.

TAX INFORMATION

The following discussion generally describes the tax considerations pertinent to a fund investor who is an individual taxpayer. These considerations may not be relevant if you are investing through a tax-deferred account such as an IRA, SEP IRA or 401(k) account. Because each investor's tax situation is unique, we suggest that you consult your tax adviser for further information.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS You generally will be subject to federal income tax (and any state or local taxes) on the distributions you receive from a fund, regardless of whether you take them in cash or reinvest them in additional shares.

Distributions of net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally treated as long-term capital gains for federal tax purposes. Distributions from "qualified dividend income" (generally, income derived from dividends from U.S. corporations and certain foreign corporations) are generally treated as qualified dividend income, which is taxed at reduced rates for non-corporate shareholders. Other distributions are generally taxable as ordinary income. Each January, to the extent we are required by applicable law, we will send you a statement that describes the federal tax status of the dividends and distributions paid to you during the previous calendar year.


"BUYING A DIVIDEND" If you purchase shares just before a fund makes a distribution, other than a distribution of investment income from a fund that declares dividends daily, you will pay the full purchase price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is known as "buying a dividend. "If you wish to avoid this, you may want to check to see when the anticipated distribution is. This is not a concern for investments made through tax-deferred accounts or for investments in Citizens Money Market Fund.


TAX ON DISPOSITIONS OF FUND SHARES Redeeming (selling) fund shares and exchanging them for shares of another Citizens fund generally are considered taxable events. Depending on how much you paid for the shares you are selling or exchanging, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions. This is not a concern for shares held in tax-deferred accounts.


FEDERAL INCOME TAX WITHHOLDING If you are neither a citizen nor a resident of the U.S., each fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The funds will withhold on dividends that are designated as interest-related dividends or short-term capital gain dividends. Each fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds (except for Citizens Money Market Fund) and certain other payments that are paid to any shareholder who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States as described in this paragraph.

TO LEARN MORE

Additional documents are available that can help you learn more about the funds:

Statement of Additional Information (SAI) -- Contains more detailed information about the management and operations of the funds. The SAI is incorporated by reference into this prospectus (meaning it is legally part of it).

Annual and Semi-Annual Reports to Shareholders -- Issued every six months, shareholder reports contain performance figures and discussions of the market conditions and investment strategies that significantly affected the fund's performance during the report period.


You can receive a copy of each fund's current SAI, annual and semi-annual reports and other information about the funds or make shareholder inquiries without charge by calling 800.223.7010 or by visiting our web site at www.citizensfunds.com.



Information about Citizens Funds, including the current SAI and annual and semi-annual report, is also available from the SEC through a variety of methods. You can:

- find this information on the EDGAR Database of the SEC Internet site at http://www.sec.gov

- have copies sent to you (after paying a copying fee) by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request to publicinfo@sec.gov

- view and copy this information in person at the SEC's Public Reference Room in Washington, D.C.; for more information, call 202.942.8090


Citizens Funds are available through such popular mutual fund supermarkets as Charles Schwab's Mutual Fund OneSource(R) and Fidelity Investments' FundsNetwork(R).

Citizens Funds(R), Citizens Index(R), and E-fund(R) are registered trademarks of Citizens Advisers, Inc.


Transfer and Dividend Paying Agent: BISYS, 3435 Stelzer Road, Columbus, OH 43219

(C)2005 Citizens Advisers, Inc.


SEC File No. 811-3626                                                  PROS 8/05

                                CITIZENS FUNDS(R)


                       STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST __, 2005



      This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Citizens Funds' Prospectus dated August __, 2005. A copy of the current Prospectus for each Fund can be obtained by calling (800) 223-7010, by writing Citizens Funds, One Harbour Place, Suite 400, Portsmouth, New Hampshire 03801 or by visiting the Citizens Funds Internet site at www.citizensfunds.com. This SAI and the Prospectus may be amended or supplemented from time to time.


      Certain disclosure has been incorporated by reference into this SAI from the Citizens Funds annual and semi-annual reports. For a free copy of an annual or semi-annual report, please call (800) 223-7010.

                                CITIZENS FUNDS(R)


                                Citizens 300 Fund
                            Citizens Core Growth Fund
                          Citizens Emerging Growth Fund
                       Citizens Small Cap Core Growth Fund
                               Citizens Value Fund
                             Citizens Balanced Fund
                           Citizens Global Equity Fund
                              Citizens Income Fund
                         Citizens Ultra Short Bond Fund
                           Citizens Money Market Fund



TABLE OF CONTENTS                                                                        PAGE
Citizens Funds.....................................................................        2
Investment Strategies, Risks and Fundamental and Non-Fundamental Policies .........        2
Portfolio Holdings ................................................................        2
Trustees, Officers and Beneficial Owners...........................................       16
Investment Advisory and Other Services.............................................       24
Portfolio Managers.................................................................       24
Brokerage Allocation and Soft Dollars..............................................       31
Ownership of Shares and Shareholder Rights.........................................       34
How We Value Fund Shares...........................................................       38
Tax Matters........................................................................       41
Financial Statements...............................................................       43
Proxy Voting Guidelines and Procedures.............................................       43
Appendix A:  Description of Ratings................................................       52

CITIZENS FUNDS



      Citizens Funds (the "Trust"), a Massachusetts business trust organized on November 19, 1982, is an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act") as a diversified management company. Citizens Funds presently consists of ten separate series, each with its own investment objective, assets and liabilities, including:
Citizens Money Market Fund (inception date 8/30/83), Citizens Income Fund (inception date 6/10/92), Citizens Emerging Growth Fund (inception date 2/8/94), Citizens Global Equity Fund (inception date 2/8/94), Citizens Core Growth Fund (inception date 3/3/95), Citizens Small Cap Core Growth Fund (inception date 12/28/99), Citizens Value Fund (the successor to the Meyers Pride Value Fund) (inception date 6/13/96), Citizens Balanced Fund (inception date 12/20/02), Citizens Ultra Short Bond Fund (inception date 11/21/02) and Citizens 300 Fund (inception date 8/29/03). On September 14, 2001, shareholders of the Meyers Pride Value Fund approved its reorganization into the Citizens Value Fund, a newly-created series of the Trust, effective September 24, 2001. Unless otherwise noted, all historical fees, expenses and performance set forth herein or in the prospectus relating to the Citizens Value Fund for periods prior to the reorganization relate to the Meyers Pride Value Fund.


      On May 28, 1992 the Trust, which had operated as a money market fund since 1983, changed its name from Working Assets Money Fund to Working Assets Common Holdings. On October 5, 1995 the Trust changed its name from Working Assets Common Holdings to Citizens Investment Trust, and on July 14, 1998 it changed its name to Citizens Funds. Each of the series of Citizens Funds covered by this Statement of Additional Information is referred to herein as a "Fund," or, collectively, the "Funds."

      This Statement of Additional Information relates to Standard, Administrative and Institutional Class shares of the Funds.

INVESTMENT STRATEGIES, RISKS AND FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

INVESTMENT STRATEGIES AND RISKS

      In addition to the principal investment strategies and risks described in the Prospectus, Citizens Funds will from time to time employ other investment strategies that are described below.


      The Funds may, but need not, invest in any or all of the investments and use any or all of the investment techniques described below and in the Prospectus. The choice of investments and use of investment techniques depend on, among other things, a particular Fund's investment strategies, conditions and trends in the economy and financial markets and investments being available on terms that, in the opinion of the Fund's manager, make economic sense.


Investment Structure


      Each of the Citizens 300 Fund, Core Growth Fund, Emerging Growth Fund, Small Cap Core Growth Fund, Value Fund, Balanced Fund and Global Equity Fund may invest up to 25% of their respective assets in the Citizens Money Market Fund.


Preferred Stock

      Each Fund (other than Citizens Money Market Fund) may invest in preferred stocks. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the company's board of directors, but do not participate in other amounts available for distribution by the company issuing the preferred stock. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, like equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Convertible Securities

      Each Fund, other than Citizens Money Market Fund, may invest in convertible securities. A convertible security is a security (a bond, debenture, note, preferred stock or other security) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

      In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

      The Citizens Value Fund will limit investments in convertible securities to those generally considered to be investment-grade debt securities, which are defined as being rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investor Services ("Moody's"), or the equivalent of an investment grade rating by another rating agency. A description of ratings is contained in Appendix A.

Derivative Securities

      Derivative securities such as futures, options and warrants are financial instruments whose values depend on or derive from underlying investments, indexes or currencies. The Funds, other than Citizens Money Market Fund, may use derivative securities to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments. Each Fund will segregate liquid assets (or, as permitted by applicable regulations, enter into certain offsetting positions to cover its obligations under derivatives transactions). Derivatives involve special risks and may result in losses.

      OPTIONS. Each Fund, other than Citizens Money Market Fund, may from time to time buy and write (sell) options on securities, securities indexes, and foreign currencies that are traded on recognized securities exchanges and over-the-counter markets. The value of options is determined by the performance of the underlying financial benchmarks or indexes to which they are tied. A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until or on a certain date (the expiration date). A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until or on the expiration date. The premium that a Fund pays or receives for buying or writing a call or put option is deemed to constitute the market value of the option at the time of purchase or sale. Aggregate premiums paid for put and call options will not exceed 5% of a Fund's total assets at the time of each purchase. The premium that a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period.

      A Fund may write covered call and put options and purchase call and put options on securities for hedging and non-hedging purposes. Call and put options written by a Fund may be covered in the manner set forth below, or the Fund will segregate cash or liquid securities equal to the value of the securities underlying the option.

      A call option written by a Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. A put option written by a Fund is "covered" if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options written by a Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Even if a Fund's obligation is covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise. Covering an option does not protect a Fund from risk of loss.

      When a Fund writes a call option, the Fund, in return for a fee, or "premium," agrees to sell a security at the exercise price, if the holder exercises the right to purchase prior to the expiration date of the call option. If a Fund holds the security in question, the Fund gives up some or all of the opportunity to profit from the increase in the market price of the security during the life of the option. The Fund retains the risk of loss should the price of the security decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

      A Fund may terminate a call option it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from closing a purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, if the Fund holds the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security. If the Fund does not hold the underlying security, the Fund's loss could be unlimited.

      A Fund may write put options in an attempt to enhance its current return. Such option transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option written by the Fund gives the holder the right to sell, and, in return for a premium, obligates the Fund to buy, a security at the exercise price at any time before the expiration date.

      In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund may also receive a return on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a loss to the Fund, unless the security later appreciates in value. A Fund may terminate a put option it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

      A Fund may purchase options for hedging purposes or to increase the Fund's return. When put options are purchased as a hedge against a decline in the value of portfolio securities, the put options may be purchased at or about the same time that the Fund purchases the underlying security or at a later time. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. Similarly, when put options are used for non-hedging purposes, the Fund may make a profit when the price of the underlying security or instrument falls below the strike price. If the price of the underlying security or instrument does not fall sufficiently, the options may expire unexercised and the Fund would lose the premiums it paid for the option. If the price of the underlying security or instrument falls sufficiently and the option is exercised, the amount of any resulting profit will be offset by the amount of premium paid.

      A Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the premium would be lost.

      Call options may also be purchased in order to increase a Fund's return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a call option may be sold by the Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend upon whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The purchase of call options on securities that a Fund owns, when the Fund is substantially fully invested, is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility.

      FUTURES CONTRACTS. Each Fund, other than Citizens Money Market Fund, may purchase or sell futures contracts (including index futures) and options on futures contracts. These contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

      WARRANTS. Each Fund, other than Citizens Money Market Fund, may invest in warrants. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. Such warrants are typically held on a Fund's books at zero value when market quotations are unavailable, as the value of these warrants can only be realized upon their exercise.

      STRUCTURED SECURITIES. Each Fund, other than Citizens Money Market Fund, may purchase structured securities, such as interest-only strips or similar vehicles where one or more of the rights within the underlying securities has been traded through the financial markets for a different right or series of rights. In the most extreme cases, some classes of stripped mortgage-backed securities may receive only interest payments (called IOs because they receive interest only) and other classes of stripped mortgage-backed securities may receive only principal payments (called POs because they receive principal only).

      RISKS. The use of derivative securities depends on the Fund manager's or a sub-adviser's ability to predict correctly the direction of interest rates, securities prices or other factors. Risks include:

- the risk that interest rates, securities prices or other factors do not move in the directions being hedged against, in which case the Fund will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefits;

- an imperfect correlation between the price of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged;

- the possible absence of a liquid secondary market for any particular derivative at any time;

- the potential loss if the counter party to the transaction does not perform as promised; and

- the possible need to defer closing out certain positions to avoid adverse tax consequences.

      Options may present additional risks because the Fund managers may determine that exercise of the option will not benefit the Fund, and therefore the amount invested to acquire the option will be lost. Also, the Fund may be required to purchase at a loss a security on which it has sold a put option.

      Warrants tend to be more volatile than the underlying securities on which they are based and cease to have value if they are not exercised prior to their expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of the underlying securities.

      Structured Securities, or Strips may be affected by changes in interest rates. The value of an interest-only strip generally will go down as interest rates go up. A rapid rate of principal payments (including prepayments) may cause an interest-only strip to mature before a Fund receives the money it initially invested in the security. This may happen if interest rates go down. A Fund's ability to collect interest payments also will end if an interest-only strip defaults. Conversely, a Fund's investment in principal-only strips may be adversely affected by a lower than expected rate of principal payments (including prepayments) on the underlying pool of mortgage loans. A lower rate of principal payments (including prepayments) effectively extends the maturity of a principal-only strip, making it worth less money in today's dollars. Securities with longer maturities are more susceptible to changes in interest rates. Changes in interest rates affect the value of principal-only strips more than traditional mortgage-backed securities or other debt obligations that pay interest at regular intervals.

Repurchase Agreements

      The Funds may also enter into repurchase agreements with primary dealers or banks which are members of the Federal Reserve, secured by instruments issued or guaranteed by the U.S. Government and agencies or instrumentalities of the U.S. Government, the values, including accrued interest, of which are equal to or greater than 102% of the value of the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the particular Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund, together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on securities collateralizing the repurchase.

      The Trust requires all vendors of repurchase agreements to deliver collateral in the applicable Fund's name in the form of instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities equal to 102% of the value of any repurchase agreement. However, it is important to note that while repurchase agreements may be a useful tool in managing a Fund, they do have greater risk than directly investing in securities. If a bank or stockbroker becomes bankrupt, or otherwise defaults after selling a Fund a repurchase agreement, the Fund may suffer some delay and expense in liquidating the securities, decline in the value of the securities and loss of principal or interest.

Foreign Securities


      Each Fund, other than Citizens Money Market Fund, may invest in foreign securities that meet the Trust's social and financial criteria. The Citizens Global Equity Fund will invest a significant portion of its assets in such foreign securities. For Citizens Value Fund, such securities must be publicly-traded in the United States in the form of American Depositary Receipts
(ADRs) or similar instruments that are traded in United States dollars. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations or controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. A Fund's share price will tend to reflect the movements of the different securities markets in which they are invested and, to the degree not hedged, the foreign currencies in which investments are denominated. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances - such as where a Fund believes that the applicable exchange rate is unfavorable at the time the currencies are received or anticipates, for any other reason, that the exchange rate will improve - the Fund may hold such currencies for an indefinite period of time. A Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies would permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also would expose the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

      Each Fund (other than Citizens Money Market Fund) may invest in foreign companies through investments in American Depositary Receipts (ADRs). These securities are not usually denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. ADRs are subject to many of the same risks that apply to other investments in non-U.S. securities.


      Each Fund (other than Citizens Money Market Fund) may invest in issuers located in emerging markets countries. All of the risks of investing in non-U.S. securities are heightened by investing in emerging markets countries. Shareholders should be aware that investing in the equity and fixed income markets of emerging markets countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. Such markets often have provided greater risks to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability;
(ii) the small current size of markets for securities of issuers based in emerging markets countries and the currently low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.


"When-Issued" Securities

      Each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, in many cases, a Fund will take delivery of securities it has purchased on a when-issued basis. When a Fund commits to purchase a security on a when-issued or forward delivery basis it will follow procedures consistent with current policies of the Securities and Exchange Commission (SEC) concerning such purchases. Since those policies currently recommend that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Trust intends that a Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Trust does not intend to make such purchases for speculative purposes and intends to adhere to current regulatory policies with respect to such purchases, purchases of securities on such a basis may involve more risk than other types of purchases. For example, a Fund may have to sell assets that have been set aside to cover its commitments in order to meet redemptions. Also, if Citizens Advisers, Inc. (the "Adviser" or "Citizens Advisers") or a sub-adviser were to determine that it is necessary to sell the when-issued or forward delivery securities before delivery to a Fund, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made. When the time comes to pay for when-issued or forward delivery securities, a Fund will meet its obligations from the then-available cash flow on the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).


Illiquid Investments


      Each Fund may invest up to 15% of its net assets (up to 10% of net assets for Citizens Money Market Fund) in securities for which there is no readily available market, such as securities subject to contractual restrictions on resale. Illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to determine a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.




      Each Fund may purchase securities that are not registered (restricted securities) under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. Restricted securities, which may be traded pursuant to Rule 144A, will not be considered illiquid if the Funds' Board of Trustees finds that a liquid trading market exists for these securities. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Adviser and to any applicable sub-adviser the daily function of determining and monitoring liquidity of restricted securities. See "Fundamental and Non-Fundamental Policies" below.

Real Estate Securities

      Each Fund (other than Citizens Money Market Fund) may invest in equity and debt securities of companies in the real estate industry, including real estate investment trusts (REITs). These securities are sensitive to changes in real estate values, property taxes, interest rates, real estate asset cash flows, occupancy rates, governmental regulations and the management skill and creditworthiness of the issuer. REITs also may be subject to liability under environmental and hazardous waste laws.

Lending of Portfolio Securities

      Each Fund may lend (a "Lending Fund") its securities to brokers, dealers and financial institutions, provided that (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) a Lending Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) a Lending Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Lending Fund. A Lending Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. Loans of securities, however, involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In connection with lending securities, a Lending Fund may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Fund or the Adviser.

Dividend Paying Equity Securities


      Each Fund (other than the Citizens Money Market Fund) may invest in the common stock of companies that pay dividends in order to seek to increase the income of the Fund. At times these income oriented equity investments may have short holding periods. There is a risk that transaction costs and/or losses on these types of investments could exceed the amount of the dividend paid by a company. In addition, holding stock for short-term periods could have the effect of increasing the annual rate of portfolio turnover of a Fund, and as a result, increase the Fund's general operating expenses.


Hedging Risk

      Citizens Global Equity Fund may (but is not required to) enter into hedging transactions, or arrangements to buy or sell a particular currency, security or securities index for a stated value against the U.S. dollar at a given time. Hedging may not achieve its objective of reducing the effects of currency fluctuations on the Fund, and may create losses or reduce the Fund's potential gains.




Short-Term Debt Obligations

      The Funds may invest in short-term debt obligations. Short-term debt obligations may include commercial paper and bank obligations. Commercial paper is short term unsecured debt of corporations. Bank obligations consist of certificates of deposit, fixed time deposits and bankers' acceptances. Certificates of deposit are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party. A bankers' acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. A bankers' acceptance generally acts as a negotiable time draft for financing imports, exports or other transactions in goods.

      U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks that are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

U.S. Government Obligations

      Each Fund may invest in obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal Home Loan Mortgage Corporation, and (iii) obligations of the Student Loan Marketing Association, respectively.

Corporate Debt Obligations

      The Funds may invest in corporate debt obligations, which may be issued by corporations, limited partnerships and other similar entities. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.

      Bonds, notes and debentures in which a Fund may invest may differ in interest rates, maturities, and times of issuance. The market value of a Fund's corporate debt obligations will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding debt obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while debt obligations with longer maturities tend to produce higher yields, the price of longer maturity obligations also is subject to greater market fluctuations as a result of changes in interest rates.


Asset-backed Securities

      The Funds may invest in asset-backed securities that represent fractional interests in pools of retail installment loans, both secured such as Certificates for Automobile receivables ("CARS") and unsecured, or leases or fractional interests in pools of revolving credit card receivables ("CARDS"), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in marked interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, the Fund may invest in other asset-backed securities.

SOCIALLY RESPONSIBLE INVESTING


      Our goal at Citizens Funds is to achieve strong financial results while investing in companies that integrate societal and environmental issues into their investment strategy and includes investing in companies that have positive workplace, community and environmental records.


      In finding such investments, our social research analysts produce a detailed evaluation of corporate policies and practices culled from diverse primary and secondary data sources. Screening occurs in two steps. First, a series of exclusionary screens are applied to a company. This is followed by a second, more in-depth qualitative screening process.

Companies are eliminated from investment consideration if they:

      - Produce tobacco or tobacco products, or distribute/sell tobacco or tobacco products as the primary line of business;

      - Produce alcoholic beverages or distribute/sell alcoholic beverages as the primary line of business;

      - Operate nuclear power plants or are primary suppliers of nuclear power;

      - Have material interests in the manufacture or distribution/sales of weapons or weapons-specific components;

      -     Are involved in gambling as the primary line of business;

      - Lack diversity at the level of the board of directors or top two tiers of senior management; or

      - Test on animals where not required by law in the manufacture of personal care products.

      Once a company passes the above exclusionary screens, our research team conducts qualitative analysis seeking to identify companies with sound business practices, a history of environmental stewardship, and good employee and community relations. In particular, our research focuses on the following:

BUSINESS PRACTICES AND CORPORATE GOVERNANCE

      - We examine the business practices of companies and favor companies that are responsive to consumer and public concerns and that market their products and services responsibly.

      - We create a corporate governance profile for companies, and seek to invest in companies that demonstrate "best practices" related to board independence and elections, auditor independence, executive compensation, expensing of options, voting rights and other important governance issues.

      - We consider the social impact of a company's services and product line, with particular attention to safety and quality issues. We avoid companies that have a clear pattern of regulatory violations for their products.

ENVIRONMENTAL PERFORMANCE

      - We consider each company's environmental performance based on its historical and current environmental impacts, the existence and comprehensiveness of its environmental policies and the current industry practices. We avoid companies with poor environmental records in the context of these criteria.

      - We favor companies that have minimal impact on the environment, best-in-class practices and clearly defined environmental goals. We look for companies with rigorous environmental policies that are continually enforced and for companies that engage in proactive environmental initiatives.

HUMAN RIGHTS

      - We do not invest in companies that have patterns of permitting the use of child labor, forced labor or other abuses in the manufacture of their products.

      - We seek companies that have, and make available, their codes of conduct and vendor standards for their subcontractors, overseas operations and suppliers. We favor companies that use independent, third-party auditors to enforce their codes of conduct.

DIVERSITY AND EQUAL OPPORTUNITY

      - We avoid companies that have a pattern of discrimination against employees or customers based on age, gender, religion, race, disability or sexual orientation.

      - We favor companies that promote equal opportunity and have written nondiscrimination policies that include age, gender, religion, race, disability or sexual orientation. We also seek companies that actively recruit, hire and promote individuals in order to create a diverse workforce. We look for companies that procure supplies and services from women or minority-owned businesses.

EMPLOYEE RELATIONS

      - We do not invest in companies that have patterns of labor law violations or that engage in unfair labor practices.

      - We avoid companies that have poor safety records or consistent patterns of OSHA violations.

      - We favor companies that provide family-friendly benefits, have good relationships with their unions, and offer competitive salaries, benefits and stock options or other forms of profit sharing.

      -     We favor companies that provide benefits to same-sex partners.


COMMUNITY RELATIONS

      - We consider each company's relationship to the community in which it operates, with particular attention to community concerns with the company facilities and practices.

      - We favor companies that give to their communities, whether it be financial or by encouraging employee volunteerism.

ANIMAL TESTING

      - We favor companies that actively support, find and use alternatives to animal testing.

      -     We avoid companies with a pattern of violations of the Animal
            Welfare Act.

      All holdings are monitored to ensure our standards for corporate responsibility are met. Securities are rescreened when new information suggests a change in facts that could affect the social research decision.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

      The Trust, on behalf of the Funds, has adopted the following policies which may not be changed with respect to a Fund without approval by holders of a majority of the outstanding voting securities of the Fund (a "Majority Shareholder Vote"), which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

      1. The Funds may not make loans to other persons if such loans are specifically prohibited by the 1940 Act or the rules and regulations thereunder.

      2. The Funds may not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations thereunder.

      3. The Funds may not borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations thereunder.

      4. The Funds may not underwrite securities issued by other persons, except that all or any portion of the assets of each Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder, and except in so far as a Fund may technically be deemed an underwriter under the Securities Act in selling a security.

      5. The Funds may not concentrate their investments in any particular industry, but if it is deemed appropriate for the achievement of a Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that this restriction does not apply to positions in futures contracts. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and obligations of domestic branches of domestic banks, are not included in this limit.

      6. The Funds may not purchase or sell real estate (excluding securities secured by real estate or interests therein), or interests in oil, gas or mineral leases in the ordinary course of business; each Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund.

      As a non-fundamental policy (which can be amended or removed by the Trustees, without shareholder approval), no more than 15% of the net assets of each Fund other than Citizens Money Market Fund, and no more than 10% of the net assets of Citizens Money Market Fund, will be invested in illiquid securities. Private Placements which may be traded pursuant to Rule 144A under the Securities

Act will not be subject to this limitation if the Trust's Board of Trustees or the Adviser finds that a liquid trading market exists for these securities.

      As a non-fundamental policy, Citizens Small Cap Core Growth Fund will, under normal circumstances, invest at least 80% of its net assets in stocks of companies that, when purchased, are within the range of the Russell 2000 Growth Index as measured by market capitalization. The Fund has adopted a policy requiring it to give at least 60 days' notice to shareholders before changing this investment policy.

      As a non-fundamental policy, Citizens Global Equity Fund will, under normal circumstances, invest at least 80% of its net assets in equity securities. The Fund has adopted a policy requiring it to give at least 60 days' notice to shareholders before changing this investment policy.

      As a non-fundamental policy, the Citizens Ultra Short Bond Fund will, under normal circumstances, invest at least 80% of its net assets in bonds and other related instruments. The Fund has adopted a policy requiring it to give at least 60 days' notice to shareholders before changing this investment policy.


      If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in values or assets will not constitute a violation of that restriction.



      If a percentage or rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Funds' Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage is not considered a violation of policy.



TEMPORARY DEFENSIVE POSITIONS


      Each Fund may invest some or all of its assets in cash, cash equivalents, money market instruments (including, without limitation, U.S. Treasury obligations, obligations of agencies and instrumentalities of the U.S. Government; certificates of deposit of banks; commercial paper or other corporate notes of investment grade quality; and Yankee bonds) and repurchase agreements as: (i) temporary defensive positions during volatile or other adverse or unusual market, economic, political or economic conditions, and/or
(ii) for liquidity purposes or pending the investment of the proceeds of the sale of a Fund's shares. Such temporary defensive positions would be inconsistent with a Fund's principal investment strategies (other than Citizens Money Market Fund which invests exclusively in money market instruments) and may adversely impact Fund performance.

PORTFOLIO TURNOVER

      With regard to Citizens Money Market Fund, we generally purchase investments and hold them until they mature. Historically, securities of the U.S. Government and its agencies or instrumentalities have involved minimal risk when they have been held by investors to maturity. However, we may from time to time sell securities and purchase others to attempt to take advantage of short-term market variations. We may also sell securities prior to maturity to meet redemptions or as a result of a revised evaluation of the issuer by the Adviser or a sub-adviser.


      For Citizens Income Fund and Citizens Ultra Short Bond Fund we purchase fixed income securities and for Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Balanced Fund, Citizens Global Equity Fund and Citizens 300 Fund, we may purchase both equity and fixed income securities and hold them until such time as we believe it is advisable to sell them in order to realize a gain or loss whereupon we reinvest these assets in other securities.



      Portfolio turnover rates will vary, depending on the type of Fund and its particular investment objective. Each Fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives, however each Fund may engage in active and frequent trading to achieve its objectives. Each Fund's portfolio turnover rate may vary from year to year, as well as within a year.

Higher portfolio turnover rates increase transaction costs and may increase taxable gains. The following chart shows each Fund's portfolio turnover rate for the periods indicated.


                            PORTFOLIO TURNOVER RATES
                           FISCAL YEARS ENDED JUNE 30


                                       2003            2004          2005
                                       ----            ----          ----
Citizens 300 Fund                         N/A          32.98%(1)
Citizens Core Growth Fund              183.75%        228.43%
Citizens Emerging Growth Fund          315.89%        151.80%
Citizens Small Cap Core Growth Fund    349.79%        207.80%
Citizens Value Fund                    209.72%        130.18%
Citizens Balanced Fund                 140.42%(2)      98.20%
Citizens Global Equity Fund             42.05%         49.16%
Citizens Income Fund                   195.73%         64.37%
Citizens Ultra Short Bond Fund          56.04%(3)      80.96%



(1) Turnover rate is for the period of August 29, 2003, the commencement of operations, to June 30, 2004



(2) Turnover rate for the period of December 20, 2002, the commencement of operations, to June 30, 2003.



(3) Turnover rate for the period of November 21, 2002, the commencement of operations, to June 30, 2003.


MORE DETAILS ON CITIZENS MONEY MARKET FUND

      The following are present policies of the Citizens Money Market Fund, but may be changed by the Trust's Trustees without a vote of the shareholders of the
Fund:

      1. The Fund may invest in variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund and the borrower. If the principal of a variable amount master demand note cannot be demanded within seven days, the note is treated as illiquid and subject to the 10% limitation referred to in paragraph four (4) below. The interest rates and amounts involved may change daily. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount; and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct arrangements between the Fund and the borrower, they generally will not be traded and there is no active secondary market for these notes. However, they are redeemable on demand, and thus immediately repayable by the borrower, at face value plus accrued interest at any time. The Fund's right to redeem is dependent on the borrower's ability to pay principal and interest on demand. Accordingly, the Fund's Adviser will consider and continuously monitor the earning power, cash flow and other liquidity ratios of the borrower to assess its ability to meet its obligations on demand. The Fund will invest in these notes only if the Board of Trustees or the Adviser determines that they present minimal credit risks and are of comparable quality to commercial paper having the highest rating of Moody's, S&P or any other Nationally Recognized Statistical Rating Organization.

      2. The Fund may not invest more than 10% of its assets in time deposits maturing in more than two business days but less than seven business days.

      3. The Fund will not enter into a repurchase agreement if it would cause more than 10% of its assets to be subject to repurchase agreements having a maturity of more than seven days; included in this 10% limitation would be any illiquid securities (as described below). See "Investment Strategies, Risks, Fundamental and Non-Fundamental Policies - Repurchase Agreements."

      4. The Fund will not invest more than 10% of its net assets in illiquid securities. Generally an illiquid security is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Subject to this limitation, the Trust's Board of Trustees have authorized the Fund to invest in restricted securities, specifically privately placed commercial paper, where such investment is consistent with the Fund's investment objective, and has authorized such securities to be considered to be liquid to the extent the Adviser determines that there is a liquid institutional or other daily market for such securities. For example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act and for which a liquid institutional market has developed may be considered to be liquid securities. See the discussion relating to the purchase of illiquid securities in the section regarding the non-fundamental investment policies of the Funds under "Investment Strategies, Risks, Fundamental and Non-Fundamental Policies" above.

      5. The Fund may not sell short or buy on margin and may not write put or call options.

      Quality and Maturity of Securities. Because Citizens Money Market Fund uses the amortized cost method of valuation (see "How We Value Fund Shares"), the Fund will not purchase any instruments with a remaining maturity of more than 397 days (approximately 13 months) or maintain a dollar-weighted average maturity of the entire Fund in excess of 90 calendar days. Except as provided below, the maturity of a security is deemed to be the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid or, if called for redemption, the date on which the redemption must be made. U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities (Government Securities) with variable rates of interest which are adjusted no less frequently than every 762 calendar days are deemed to have a maturity equal to the period remaining until the next readjustment. Government Securities that are Floating Rate Securities, or securities whose terms provide for adjustment of their interest rates when a specified rate changes and whose market value can reasonably be expected to approximate amortized cost, are deemed to have a remaining maturity of one day. Variable Rate Securities, which are securities whose terms provide for adjustment of their interest rate on set dates and whose market value can be reasonably expected to approximate amortized cost, wherein the principal amount must unconditionally be paid in 397 calendar days or less, are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, whichever is earlier. A Variable Rate Security subject to a demand feature, wherein the principal amount is scheduled to be paid in more than 397 calendar days, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A Floating Rate Security wherein the principal amount must unconditionally be paid in 397 calendar days or less is deemed to have a maturity of one day. A Floating Rate Security subject to a demand feature wherein the principal amount is scheduled to be paid in more than 397 days is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A repurchase agreement is deemed to have a maturity equal to the period remaining until the date on which the repurchase of the securities is scheduled to occur or, where the agreement is subject to demand, the notice period applicable to a demand for repurchase of the securities. A portfolio lending agreement is deemed to have a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned or, where the agreement is subject to a demand, the notice period applicable to the demand.

      Immediately after Citizens Money Market Fund acquires any security, no more than 5% of the Fund's total assets may be invested in securities issued by the issuer of that security, except that this limitation does not apply to U.S. Government securities or to securities subject to an unconditional guarantee or demand feature provided by an entity that does not control, is not under common control with and is not controlled by the issuer of the underlying security (a "non-controlled person"). Also, notwithstanding the foregoing, the Fund may invest up to 25% of its total assets in the First Tier Securities (defined below) of a single issuer for up to three business days after the acquisition of the security.

      With respect to 75% of the Fund's total assets, immediately after the Fund acquires a guarantee or demand feature or a security subject to a guarantee or demand feature that is provided by a non-controlled person, no more than 10% of the Fund's total assets may be invested in securities issued by or subject to guarantees or demand features from the entity that provided the guarantee or demand feature. Immediately after the Fund acquires a security subject to a guarantee or demand feature that is provided by an entity that is not a non-controlled person, no more than 10% of the Fund's total assets may be invested in securities issued by or subject to guarantees or demand features from the entity that provided the guarantee or demand feature.


      Citizens Money Market Fund also may only invest in securities that are rated in the top rating category by at least two nationally recognized statistical rating organizations (NRSROs). Such securities are called First Tier Securities. If only one NRSRO has rated a security, the Fund may purchase that security only if it is rated in that NRSRO's top rating category and the acquisition is approved or ratified by the Trust's Board of Trustees. If a security is not rated by any NRSRO, the Fund may purchase that security only if the Adviser determines that it is of comparable quality to a First Tier Security and the Board approves or ratifies the acquisition. If a security is rated by more than two NRSROs, the Fund may purchase that security if it is rated in the top rating category by any two NRSROs and no more than one other NRSRO rates it in the second highest category or lower. If a security is subject to a guarantee or a conditional demand feature, the Fund may purchase the security only if the guarantee or conditional demand feature meets the criteria set forth above and, in the case of a security subject to a conditional demand feature, only if the Adviser determines and periodically confirms that there is minimal risk that the conditions preventing exercise of the demand feature will occur and either (a) the conditions limiting exercise can be readily monitored by the Fund or relate to the taxability of interest payments on the security or (b) the terms of the conditional demand feature require that the Fund will receive notice of the occurrence of the condition and the opportunity to exercise the demand feature.



DISCLOSURE OF PORTFOLIO HOLDINGS



      The Board of Trustees of the Funds has approved policies and procedures developed by the Adviser with respect to the disclosure of the Funds' securities and any ongoing arrangements to make available information about the Funds' securities. The Funds' policy generally provides for the release of details of securities positions once they are considered "stale." Data is considered stale once it is 30 calendar days old following month-end. This passage of time prevents a third party from benefiting from an investment decision made by a Fund that has not been fully reflected by the market.



      Each Fund, except the Citizens Money Market Fund, posts its full portfolio holdings monthly, after it is considered stale, on www.citizensfunds.com. The portfolio holdings will be posted within approximately five business days after month end. The Funds' portfolio holdings will remain available until the following month's information is posted.



      In addition, each Fund's top ten portfolio holdings in order of position size and as a percentage of the total portfolio, as well as sector breakdowns and portfolio characteristics, except the Citizens Money Market Fund, are available quarterly, within approximately fifteen business days after quarter end on www.citizensfunds.com. Each Fund's top ten portfolio holdings, sector breakdown and portfolio characteristics will remain available until the following quarter's information is posted.



      The Funds' portfolio holdings also are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 60 days of the end of each such period. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. Neither Form N-CSR nor Form N-Q will be filed with the SEC until the portfolio holdings information contained therein is considered stale.






      Certain service providers to the Funds such as the Funds' investment adviser, custodian, Fund accountant, independent accountants, legal counsel and transfer agent may, for legitimate business purposes and subject to a duty of confidentiality, receive portfolio holdings information before it is released to the public. Many Fund service providers require a list of the Funds' portfolio holdings to provide the services they are contractually obligated to render to the Funds. The portfolio holdings information is released to service providers on an as needed basis. None of the Funds service providers may disclose material non-public information about the Funds' portfolio holdings to third parties prior to its public dissemination.

      If a Fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information and neither the Fund, the Adviser or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. The decision to allow non-standard portfolio disclosure is evaluated by the funds' Chief compliance Officer, with a careful consideration of the likely benefits and risks associated with the non-standard disclosure. The Board will monitor portfolio disclosures, other than public disclosures required by applicable regulations, to ensure that these disclosures are in the best interests of the Fund and its shareholders. The approval of the Funds' Chief Compliance Officer must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information. All ongoing arrangements to make available information about the Funds' portfolio securities will be reviewed by the Funds' Board no less frequently than annually.



      Set forth below is a list, as of June 1, 2005, of those parties with whom the Adviser has authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. Not all of the ongoing arrangements described below may be applicable to each Fund.



          RECIPIENT (HOLDINGS)                FREQUENCY      DELAY BEFORE DISSEMINATION
          --------------------                ---------      --------------------------
Fifth Third Bank                            Daily                 None

BISYS Fund Services of Ohio, Inc.           Daily                 None

Institutional Shareholder Services, Inc.    Weekly                None

ITG, Inc.                                   Quarterly             5-7 business days

PricewaterhouseCoopers LLP                  Semi-Annually         5-7 business days



      With respect to each such arrangement, the Funds have a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by the Adviser on behalf of the Funds. Neither the Funds, the Adviser or any other affiliated party receives compensation or any other consideration in connection with such arrangements.






      The Funds' Chief Compliance Officer monitors the Funds' compliance with its portfolio holdings disclosure policy. This oversight is designed to help ensure that portfolio holdings disclosure to service providers prior to public dissemination is in the best interests of Fund shareholders.



      Neither Citizens Funds nor the Adviser receives compensation or other consideration for disclosure of portfolio securities.


TRUSTEES, OFFICERS AND BENEFICIAL OWNERS

      A Board of Trustees oversees and monitors the management of the Trust. These oversight responsibilities include selection of the investment adviser and election of officers, who are in turn responsible for the day-to-day operations of the Trust. The tables below show the Trustees and officers of Citizens Funds as of the date of this SAI. The Trustees in the first table (Interested Trustees) are considered interested persons under the 1940 Act.1 The Trustees in the second table (Independent Trustees) are not considered interested persons and have no affiliation with the Funds' Adviser or Distributor. The third table lists Fund officers who are not Trustees. All of these officers are considered interested persons. The term of office for each Trustee is eight years, except that Sophia Collier has an


----------
(1) Sophia Collier and each officer listed as an interested person of the Funds, is interested by virtue of their position or affiliation with the Funds' investment adviser open-ended term. Each Trustee is a Trustee for ten funds within the Citizens Funds complex, and no Trustee is currently a trustee or director for any other mutual fund or company. Except as noted below, the address for each Trustee and officer in connection with his or her Fund duties is One Harbour Place, Suite 400, Portsmouth, NH 03801.



INTERESTED TRUSTEE



                           POSITION(S) W/ FUNDS AND                  PRINCIPAL OCCUPATION(S)
NAME AND AGE               DATE ELECTED OR APPOINTED                   DURING PAST 5 YEARS
------------               -------------------------                   -------------------
SOPHIA COLLIER            TRUSTEE SINCE 10/91          PORTFOLIO MANAGER, CITIZENS FUNDS, SINCE 3/95
49                        PRESIDENT 1991-1998 AND      MAJORITY OWNER AND CHAIR OF BOARD OF DIRECTORS,
                          SINCE 8/02, CHAIR OF BOARD   CITIZENS ADVISERS, INC., SINCE 12/91
                          1/02 - 8/02                  PRESIDENT, CITIZENS ADVISERS, INC., 12/91 - 9/98 AND
                                                       SINCE 7/02

                                                       PRESIDENT, NORTHPOINT TECHNOLOGY, LTD., 1/97 - 6/02
                                                       CHAIR OF THE BOARD OF DIRECTORS, NORTHPOINT
                                                       TECHNOLOGY, LTD., SINCE 6/02


INDEPENDENT TRUSTEES


                          POSITION(S) W/ FUNDS AND                PRINCIPAL OCCUPATION(S)
NAME AND AGE              DATE ELECTED OR APPOINTED                 DURING PAST 5 YEARS
------------              -------------------------                 -------------------
WALTER D. BRISTOL, JR.      TRUSTEE SINCE 5/01         EXECUTIVE VICE PRESIDENT FOR CORPORATE
55                          CHAIR SINCE 8/04           OPERATIONS AND CHIEF FINANCIAL OFFICER,
                            VICE CHAIR 8/02-8/04       AMERICAN HEART ASSOCIATION, SINCE 5/96

JEANNIE H. DIEFENDERFER     TRUSTEE SINCE 5/01         SENIOR VICE PRESIDENT, VERIZON, SINCE 8/04
44                                                     VICE PRESIDENT, VERIZON, 8/02-7/04
                                                       GROUP PRESIDENT, VERIZON, 8/01-7/02
                                                       SENIOR VICE PRESIDENT, VERIZON, 5/98 - 7/01

PABLO S. EISENBERG          TRUSTEE SINCE 12/99        SENIOR FELLOW, PUBLIC POLICY INSTITUTE,
73                                                     GEORGETOWN UNIVERSITY, SINCE 1/99
                                                       EXECUTIVE DIRECTOR, CENTER FOR COMMUNITY
                                                       CHANGE, 5/75-6/98

ORLANDO HERNANDEZ           TRUSTEE SINCE 8/01         VICE PRESIDENT OF FINANCE, TEXAS INSTRUMENTS,
58                                                     5/76-4/01

MARTHA S. POPE              TRUSTEE SINCE 12/99        TRUSTEE, NATIONAL PARK FOUNDATION, SINCE 8/00
60                          CHAIR 8/02-8/04            TRUSTEE, HOFSTRA UNIVERSITY, SINCE 6/00
                                                       SENIOR ADVISOR FOR THE NORTHERN IRELAND PEACE
                                                       NEGOTIATIONS, 1/95-7/98

OFFICERS WHO ARE NOT TRUSTEES


                    POSITION(S) W/ FUNDS AND                    PRINCIPAL OCCUPATION(S)
NAME AND AGE        DATE ELECTED OR APPOINTED                     DURING PAST 5 YEARS
------------        --------------------------                    -------------------
SEAN P. DRISCOLL    TREASURER SINCE 3/99          EXECUTIVE VICE PRESIDENT, CITIZENS ADVISERS, INC.,
40                                                SINCE 9/04

                                                  SENIOR VICE PRESIDENT, CITIZENS ADVISERS, INC.,
                                                  4/03 - 9/04

                                                  VICE PRESIDENT, CITIZENS ADVISERS, INC., 10/99-4/03

                                                  ASSISTANT TREASURER, CITIZENS ADVISERS, INC.,
                                                  10/02-12/02

                                                  DIRECTOR, CITIZENS ADVISERS INC., 11/98-10/99

MARCIA KOVALIK      SECRETARY SINCE 5/03          VICE PRESIDENT, CITIZENS ADVISERS, INC., SINCE
42                  ASST. SECRETARY 5/01-5/03     4/03

                                                  COUNSEL, CITIZENS ADVISERS, INC., 2/01-4/03
                                                  ASSOCIATE, BOYNTON, WALDRON, DOLEAC, WOODMAN
                                                  & SCOTT, P.A., 9/95-2/01

ALAINA METZ(2)      ASST. SECRETARY SINCE 2/01    CHIEF ADMINISTRATIVE OFFICER, BISYS FUND
38                                                SERVICES OHIO, INC., SINCE 6/95


      The Board of Trustees functions with an Audit Committee, a Nominating Committee and a Social Responsibility Committee, each comprised of the Independent Trustees of the Trust.


      The Audit Committee met three times last year to review the Funds' internal and external accounting procedures and, among other things, to consider the selection of independent certified public accountants for the Funds, to approve significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.



      The Nominating Committee members confer periodically and hold meetings as required. This Committee makes nominations for Independent Trustees and for membership on Committees. The Board of Trustees has agreed that Trustees who are not "interested persons," as defined in the 1940 Act, of the Trust shall have responsibility for the selection of other Independent Trustees. The Nominating Committee periodically reviews compensation of Independent Trustees. The Nominating Committee does not have a process for considering nominees to the Board of Trustees recommended by shareholders. The Nominating Committee met three times last year.


      The Social Responsibility Committee works in partnership with the Adviser to enhance and promote the Funds' continued leadership in providing socially responsible investments for its shareholders. The Social Responsibility Committee met four times last year.





      The following table shows the amount of equity securities owned by each Trustee in all of the Funds in the Citizens Family of Funds overseen by the Trustee as of December 31, 2004.


----------
(2) Address: BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219

                                                                              AGGREGATE DOLLAR RANGE OF
                                                                              EQUITY SECURITIES IN ALL
                                                                              FUNDS OVERSEEN BY TRUSTEE
                              DOLLAR RANGE OF EQUITY SECURITIES IN              IN CITIZENS FAMILY OF
 NAME OF TRUSTEE                           EACH FUND                                    FUNDS
 ---------------              ------------------------------------            -------------------------
   Interested Trustee

Sophia Collier               Citizens 300 Fund - over $100,000                      Over $100,000
                             Citizens Small Cap Core Growth Fund -
                             $50,000 - 100,000
                             Citizens Money Market Fund - $10,001 -
                             50,000
                             Citizens Value Fund - over $100,000
                             Citizens Core Growth Fund - over
                             $100,000



                                                                              AGGREGATE DOLLAR RANGE OF
                                                                              EQUITY SECURITIES IN ALL
                                                                              FUNDS OVERSEEN BY TRUSTEE
                               DOLLAR RANGE OF EQUITY SECURITIES IN             IN CITIZENS FAMILY OF
 NAME OF TRUSTEE                            EACH FUND                                    FUNDS
 ---------------               ------------------------------------           -------------------------
Independent Trustees

Walter D. Bristol, Jr.       Citizens Income Fund -$10,001 - 50,000                $10,001 - 50,000

Jeannie H. Diefenderfer      Citizens Core Growth Fund -                              $1 - 10,000
                             $1 - 10,000
                             Citizens Small Cap Core Growth Fund -
                             $1 - 10,000

Pablo S. Eisenberg           Citizens Core Growth Fund $10,001 - 50,000            $10,001 - 50,000
                             Citizens Global Equity Fund - $1 - 10,000

Orlando Hernandez                             None                                        None

Martha S. Pope               Citizens Core Growth Fund - $10,001 - 50,000          $10,001 - 50,000
                             Citizens Emerging Growth Fund - $1 - 10,000
                             Citizens Global Equity Fund - $1 - 10,000



      The following compensation table discloses the aggregate compensation paid to the Trustees from the Trust for services provided for the Trust's fiscal year ended June 30, 2005. None of the Trustees receives pension or retirement benefits or any other compensation beyond that listed below. Trustees were, however, reimbursed the costs of travel, meals and lodging associated with attendance at meetings. Officers receive no compensation from any Fund, although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

                      CITIZENS FUNDS - COMPENSATION TABLE


                                                                 NUMBER OF FUNDS
                             AGGREGATE         PENSION OR       IN CITIZENS FAMILY     TOTAL COMPENSATION
                           COMPENSATION   RETIREMENT BENEFITS       OF  FUNDS         FROM REGISTRANT AND
                             FROM THE     ACCRUED AS PART OF       OVERSEEN BY        FUND COMPLEX PAID TO
      NAME                    FUNDS          FUND EXPENSES           TRUSTEE              TRUSTEES
      ----                 ------------   -------------------   ------------------    --------------------
Interested Trustee

Sophia Collier*                N/A               N/A                  10                       N/A



*Sophia Collier receives no compensation from the Trust for serving as a Trustee.






                                                                 NUMBER OF FUNDS
                             AGGREGATE         PENSION OR       IN CITIZENS FAMILY     TOTAL COMPENSATION
                           COMPENSATION   RETIREMENT BENEFITS       OF  FUNDS         FROM REGISTRANT AND
                             FROM THE     ACCRUED AS PART OF       OVERSEEN BY        FUND COMPLEX PAID TO
      NAME                    FUNDS          FUND EXPENSES           TRUSTEE              TRUSTEES
      ----                 ------------   -------------------   ------------------    --------------------
Independent Trustees

Walter D. Bristol, Jr.                           N/A                  10
Jeannie H. Diefenderfer                          N/A                  10
Pablo S. Eisenberg                               N/A                  10
Orlando Hernandez                                N/A                  10
Martha S. Pope                                   N/A                  10






      As of July 31, 2005, no person owned of record, or to the knowledge of management beneficially owned, 5% or more of the outstanding shares of a Fund or class of a Fund except as set forth below:



                                                                  PERCENTAGE
FUND               SHAREHOLDER               ADDRESS              OWNERSHIP
----               -----------               -------              ----------

                                                                  PERCENTAGE
FUND               SHAREHOLDER               ADDRESS              OWNERSHIP
----               -----------               -------              ----------

                                                                  PERCENTAGE
FUND               SHAREHOLDER               ADDRESS              OWNERSHIP
----               -----------               -------              ----------

                                                                  PERCENTAGE
FUND               SHAREHOLDER               ADDRESS              OWNERSHIP
----               -----------               -------              ----------

                                                                  PERCENTAGE
FUND               SHAREHOLDER               ADDRESS              OWNERSHIP
----               -----------               -------              ----------



      The Board of Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund and class as of July 31, 2005, with the following exceptions: Sophia Collier owned ____% of the Citizens 300 Fund.


INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER


      The Funds are managed by Citizens Advisers, Inc. under a contract known as the Management Agreement, which was amended and restated effective May 16, 2005 ("Management Agreement"). The Adviser's office is at One Harbour Place, Suite 400, Portsmouth, New Hampshire 03801. The Adviser is a New Hampshire corporation. The Management Agreement continues in effect from year to year, subject to approval annually by the Board of Trustees in accordance with the 1940 Act. The Management Agreement may be terminated with respect to any Fund at any time without the payment of any penalty upon not less than 60 days' written notice by the Adviser or by the Board of Trustees of the Trust or upon the vote of the holders of a majority (as defined in the 1940 Act) of the then issued and outstanding shares of the applicable Fund. The Management Agreement will automatically terminate in the event of its "assignment" (as defined in the 1940
Act).


      Under the terms of the Management Agreement, the Adviser is responsible for determining which securities are to be bought and sold for the Funds, the timing of such purchases and sales, and the placement of orders to effect purchases and sales, subject to the provisions of the 1940 Act, the Trust's Declaration of Trust and the investment objectives, policies, procedures and restrictions in the Funds' current registration statement under the 1940 Act. The Adviser is required to use its best efforts in rendering these services.

      The Management Agreement also provides that the Adviser may delegate some or all of its duties under the Management Agreement to one or more sub-advisers, subject to the provisions of the 1940 Act, and that neither the Adviser nor any sub-advisers will be liable for any loss to the Funds sustained by reason of the purchase, sale or retention of any security so long as the purchase, sale or retention was made in good faith. Under the terms of the Management Agreement, the Trust agrees to indemnify the Adviser and any sub-adviser to the full extent permitted by the Trust's Declaration of Trust.




      Sophia Collier individually owns 60% of the outstanding stock and is the President and Chair of the Board of Directors of Citizens Advisers. She is President and an Interested Trustee of Citizens Funds. Ms. Collier is the founder of American Natural Beverage Corp., the maker of Soho Natural Soda, a company which Ms. Collier co-founded in her Brooklyn kitchen when she was 21 years old and built up over the next 12 years to an enterprise with 52 employees and retail sales of $25 million. Soho Soda was the first natural soda in America and was created as an alternative to unhealthy mass-market sodas. Ms. Collier and her partners sold American Natural Beverage Corp. in 1989.

      Four other individuals own the remaining 40% of the outstanding stock of Citizens Advisers, Inc., as follows: John P. Dunfey (12%); Robert J. Dunfey, Sr. (12%); Gerald F. Dunfey (12%); and William B. Hart, Jr. (4%). John, Robert and Gerald Dunfey, brothers, now serve as directors of the Dunfey Group, a venture capital and investment firm. John P. Dunfey is also a member of the Board of Directors of Citizens Advisers. The Dunfey family has been associated, over a number of years, with progressive social and political causes and has actively participated in organizations dedicated to world peace, human and civil rights, and economic justice. The family founded and continues to sponsor New England Circle, a forum for the "discussion of social, political, literary and educational topics that can lead to constructive change in our lives, our nation and our world."

      At the Adviser's discretion and sole expense, it may delegate certain of its Fund management duties to sub-advisers. Citizens Advisers has retained a sub-adviser to assist in the management of the Citizens Global Equity Fund.

      MCLEAN BUDDEN LIMITED


      The sub-adviser for the Citizens Global Equity Fund, McLean Budden Limited ("McLean Budden"), is a registered investment adviser and Canadian corporation. McLean Budden, which is located at 145 King Street West, Toronto, Canada is majority owned by Sun Life Assurance Company of Canada, Inc.

      Under a Sub-Advisory Agreement between the Adviser and McLean Budden, the Adviser pays the following sub-advisory fees based on an annual rate of the Fund's average net assets:



Citizens Global Equity Fund        0.33% on the first $50 million of net assets managed;
                                   0.30% on the next $50 million of net assets managed; and
                                   0.25% on net assets managed over $100 million


MANAGEMENT FEES

      The Adviser provides the Trust, at its own expense, with all office space, facilities, equipment and clerical personnel necessary to carry out the Adviser's duties under the Management Agreement. Some of the Trust's Trustees and officers are employees of the Adviser and receive their compensation from the Adviser. The accounting agent for each Fund maintains, as part of its services for which the Trust pays a fee, many of the books and records that each Fund is required to have and computes each Fund's Net Asset Value and dividends per share.

      Each Fund pays the Adviser a fee for its services as a percentage of each Fund's average annual net assets as follows:


                                      MANAGEMENT
             FUND                        FEE
             ----                        ---
Citizens 300 Fund                        0.20%
Citizens Core Growth Fund                0.50%
Citizens Emerging Growth Fund            1.00%
Citizens Small Cap Core Growth Fund      0.50%
Citizens Value Fund                      0.70%
Citizens Global Equity Fund              1.00%
Citizens Balanced Fund                   0.65%
Citizens Income Fund                     0.65%
Citizens Ultra Short Bond Fund           0.35%
Citizens Money Market Fund               0.35%

The Adviser may reimburse any Fund or waive all or a portion of its management fees.





                       MANAGEMENT FEES PAID TO THE ADVISER
                           FISCAL YEARS ENDED JUNE 30


                                          2003           2004       2005
                                          ----           ----       ----
Citizens 300 Fund                             N/A        $8,015(1)
Citizens Core Growth Fund              $1,735,879     1,830,177
Citizens Emerging Growth Fund           1,673,022     1,863,135
Citizens Small Cap Core Growth Fund        78,127       126,528
Citizens Value Fund                       129,824       142,825
Citizens Global Equity Fund             1,180,182     1,135,102
Citizens Balanced Fund                      1,909(2)     11,095
Citizens Income Fund                      443,943       416,408
Citizens Ultra Short Bond Fund             12,468(3)     31,864
Citizens Money Market Fund                431,640       358,875



(1) Management fee is for the period of August 29, 2003, the commencement of operations, to June 30, 2004.



(2) Management fee is for the period of December 20, 2002, the commencement of operations, to June 30, 2003.



(3) Management fee is for the period of November 21, 2002, the commencement of operations, to June 30, 2003.


CITIZENS SECURITIES, INC.

      Citizens Securities, Inc., a wholly owned subsidiary of the Adviser and a New Hampshire corporation, serves as each Fund's principal underwriter or distributor and as the placement agent for the Citizens Prime Money Market Fund. Its offices are located at One Harbour Place, Suite 400, Portsmouth, New Hampshire 03801. Sophia Collier, President of Citizens Advisers, is also President of Citizens Securities.

ADMINISTRATIVE AND SHAREHOLDER SERVICES

      Citizens Advisers also performs a wide variety of administrative duties for the Trust under a separate administrative and shareholder services contract, which provides for reimbursement of out-of-pocket expenses, as well as fees for services rendered. Citizens Advisers sometimes will perform services under this administrative contract directly, or may contract to have specialized services provided by third parties, such as investment advisors for pension funds or other institutions that maintain omnibus accounts with Citizens Funds. These fees (based on average annual net assets) and expenses are payable monthly up to the following amounts:


                                       ADMINISTRATIVE
             FUND                           FEE
             ----                           ---
Citizens 300 Fund                          0.15%
Citizens Core Growth Fund                  0.15%
Citizens Emerging Growth Fund              0.15%
Citizens Small Cap Core Growth Fund        0.15%
Citizens Value Fund                        0.15%
Citizens Global Equity Fund                0.15%
Citizens Balanced Fund                     0.15%
Citizens Income Fund                       0.15%
Citizens Ultra Short Bond Fund             0.15%
Citizens Money Market Fund                 0.15%


      The administrative services provided to the Trust include but are not limited to the following: daily Fund accounting duties including payment and budgeting of Fund operating expenses and calculation of expense accruals; administration of annual Trust audit with Trust Auditors; supervision of drafting and printing of annual and semi annual reports; administrative and contractual interface with the Custodian,

Accounting Agent and Transfer Agent including daily monitoring of Net Asset Value, sales, redemptions, dividends and quality control; and compliance with federal and state regulatory requirements.


      In addition, Citizens Advisers provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is paid a per account fee, except that the Citizens Core Growth Fund, Standard Class shares, are charged a shareholder service fee of up to 0.35% of average annual net assets. These services include, but are not limited to, answering calls from existing shareholders in a timely manner; maintenance of a toll-free number; responding to shareholder inquiries and requests; maintenance of computer interface with the Transfer Agent; retention, maintenance and research of shareholder records; maintenance of facilities and equipment to perform all such duties; and similar services.





                   ADMINISTRATIVE AND SHAREHOLDER SERVICE FEES
                           FISCAL YEARS ENDED JUNE 30


                                          2003          2004      2005
                                          ----          ----      ----
Citizens 300 Fund                             N/A    $   6,900(1)
Citizens Core Growth Fund              $1,053,398    1,314,689
Citizens Emerging Growth Fund             308,097      410,030
Citizens Small Cap Core Growth Fund        31,129       55,268
Citizens Value Fund                        32,673       47,594
Citizens Global Equity Fund               184,949      232,929
Citizens Balanced Fund                        574(2)     4,223
Citizens Income Fund                       98,843      128,598
Citizens Ultra Short Bond Fund              4,563(3)    16,740
Citizens Money Market Fund                191,561      213,955



(1) Fee is for the period of August 29, 2003, the commencement of operations, to June 30, 2004.



(2) Fee is for the period December 20, 2002, the commencement of operations, to June 30, 2003.



(3) Fee is for the period November 21, 2002, the commencement of operations, to June 30, 2003.


12b-1 PLAN

      Pursuant to a Distribution Agreement, Citizens Securities acts as the distributor of each Fund's shares.


      The Trust's Board of Trustees has adopted a Distribution Plan under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder with respect to the Standard and Administrative Class shares of Citizens 300 Fund, Core Growth Fund, Emerging Growth Fund and Global Equity Fund and the Standard Class shares of Citizens Small Cap Core Growth Fund, Value Fund, Global Equity Fund, Income Fund, Balanced Fund and Ultra Short Bond Fund (collectively, the "12b-1 Classes of the Funds"). In approving the 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the 12b-1 Classes of the Funds and their respective shareholders. Pursuant to this Plan, the Trust, on behalf of the 12b-1 Classes of the Funds, may make payments for the provision of
(i) distribution services, (ii) services in respect of the sale of shares of the applicable class (iii) advertising, marketing or other promotional activity, and
(iv) preparation, printing, and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than regulators and existing shareholders of the Trust and for the provision of personal service and the maintenance of shareholder accounts.


      The Distribution Plan allows for compensation to be paid to the Funds' distributor and others in an amount equal to 0.25% of the average annual net assets of the applicable 12b-1 Class of the Fund. The Distribution Plan does not apply to Institutional shares and currently no fees under the Distribution Plan are being imposed on the Citizens Money Market Fund.

      The 12b-1 Plan will continue in effect unless terminated as provided below, if approved at least annually by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no financial interest in the operation of the Plan or in any agreement related to the Plan. These Trustees are known as "Qualified Trustees." Agreements related to the Plan must also be approved in the same manner by a vote of the Trustees and the Qualified Trustees. These agreements will terminate automatically if assigned, and may be terminated with respect to any 12b-1 Class of the Funds at any time, without payment of any penalty, by a vote of the majority of the Qualified Trustees or a vote of the majority of outstanding securities of the applicable class, on not more than 60 days notice. The Plan further provides that, while it is in effect, the selection and nomination of the Trustees who are not interested persons shall be committed to the discretion of the Qualified Trustees. The Plan may not be amended to increase materially the amounts to be spent without shareholder approval, and all amendments must be approved by the Trustees.


      The Distribution Plan provides that the Treasurer of the Trust shall provide and the Trustees shall review quarterly reports setting forth the amounts, payments and the purpose for which the amounts were expended. For the year ended June 30, 2005, the Trust approved and paid to Citizens Securities $________________ under its 12b-1 Plan, broken down by category as follows:


                              DISTRIBUTION EXPENSES


                     MARKETING,    PRINTING & MAILING    COMPENSATION TO
                   ADVERTISING &     OF PROSPECTUS &     BROKER/DEALERS &   COMPENSATION    TOTAL AMOUNT     TOTAL AMOUNT OF
 NAME OF FUND         PUBLIC       SALES LITERATURE TO       SERVICE         TO SALES      OF DISTRIBUTION    DISTRIBUTION
  SHARE CLASS        RELATIONS      NON-SHAREHOLDERS      ORGANIZATIONS      PERSONNEL        EXPENSES            FEES
 ------------      -------------   -------------------   ----------------   ------------   ---------------   ---------------

300 Fund
Standard

Core Growth
Standard

Core Growth
Administrative

Emerging Growth
Standard

Emerging Growth
Administrative

Small Cap Core
Growth
Standard

Value
Standard

Global Equity
Standard

Global Equity
Administrative

Balanced
Standard

Income
Standard

Ultra Short Bond
Standard


EXPENSES

      Other expenses to be paid by the Funds include all expenses not expressly assumed by Citizens Advisers. These include, but are not limited to, interest, taxes, audit and legal fees, custodian and transfer agent charges, insurance premiums, cost of registering shares under federal and state laws, dues and any litigation costs, as well as the cost of typesetting, printing and distributing shareholder reports and Prospectuses sent to shareholders.

      Standard, Institutional and Administrative Class shareholders in the Funds pay their pro rata portion of Fund expenses, as well as any class expenses attributable to that class of shares only. Class expenses include, but are not limited to, transfer agent fees, distribution fees and shareholder fees and expenses.


      When a cost is shared by several Funds, the staff at Citizens Advisers will allocate the expense in a reasonable manner under the supervision of the Trust's Board of Trustees. For the fiscal year ended June 30, 2005, the following annualized expense ratios were paid by the Funds after waivers and reimbursements (based on average annual net assets of the respective Funds):



                                 EXPENSE RATIOS
                         FISCAL YEAR ENDED JUNE 30, 2005



Citizens 300 Fund
     Standard Class shares                                         %

Citizens Core Growth Fund
     Standard Class shares                                         %
     Institutional Class shares                                    %
     Administrative Class shares                                   %

Citizens Emerging Growth Fund
     Standard Class shares                                         %
     Institutional Class shares                                    %
     Administrative Class shares                                   %

Citizens Small Cap Core Growth Fund
     Standard Class shares                                         %

Citizens Value Fund
     Standard Class shares                                         %

Citizens Global Equity Fund
     Standard Class shares                                         %
     Institutional Class shares                                    %
     Administrative Class shares                                   %

Citizens Balanced Fund
     Standard Class shares                                         %

Citizens Income Fund
     Standard Class shares                                         %

Citizens Money Market Fund
     Standard Class shares                                         %
     Institutional Class shares                                    %

Citizens Ultra Short Bond Fund
     Standard Class shares                                         %

CODES OF ETHICS

      The Funds, the Adviser, the sub-adviser and the distributor have each adopted a Code of Ethics (collectively, the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of the Codes of Ethics may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

OTHER SERVICE PROVIDERS

Custodian

      Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is the custodian of the assets of the Trust. The custodian is responsible for holding the securities and cash of each Fund and receiving and reporting all purchases and redemptions. The custodian takes no part in determining the investment policies of the Trust or in deciding which securities are purchased or sold by the Trust. The Trust, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Transfer Agent and Accounting Agent

      The transfer agent, dividend-paying agent and accounting agent for the Funds is BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219. In its capacity as transfer agent and dividend-paying agent, BISYS is responsible for processing daily purchases, redemptions and transfers of Fund shares, preparing and mailing shareholder confirmations, paying dividends and other distributions, and other shareholder and account activities. In its capacity as accounting agent, BISYS is responsible for calculating the daily Net Asset Value of each Fund and other accounting activities related to the management of the Trust.




Auditors

      PricewaterhouseCoopers LLP, independent registered public accounting firm, audits the financial statements of the Funds and provides other audit, tax and related services. The address of PricewaterhouseCoopers LLP is 100 East Broad Street, Columbus, Ohio 43215.

Legal Counsel

      Bingham McCutchen LLP, Boston, Massachusetts, serves as counsel for Citizens Funds.


PORTFOLIO MANAGERS



Information Concerning Other Accounts Managed By Portfolio Managers



      The following portfolio managers are primarily responsible for the day-to-day management of the following Funds:



PORTFOLIO MANAGER                         FUND(s)
------------------------                  --------------------------------------
Sophia Collier                            Citizens 300 Fund
                                          Citizens Small Cap Core Growth Fund
                                          Citizens Value Fund
Jonathan White                            Citizens Core Growth Fund
                                          Citizens Emerging Growth Fund

                                          Citizens Small Cap Core Growth Fund
                                          Citizens Balanced Fund
J. Michael Gallipo                        Citizens Emerging Growth Fund
                                          Citizens Small Cap Core Growth Fund
Brian Dawson                              Citizens Global Equity Fund
William Giblin                            Citizens Global Equity Fund
Mary Hallward                             Citizens Global Equity Fund
Michael Hakes                             Citizens Global Equity Fund
R. Bruce Murrary                          Citizens Global Equity Fund
Susan Kelly                               Citizens Balanced Fund
                                          Citizens Income Fund
                                          Citizens Ultra Short Bond Fund
                                          Citizens Money Market Fund



      As of June 30, 2005, Ms. Collier acted as portfolio manager for 2 other accounts with assets of $__ million, none of which pay the Adviser a performance based fee. Ms. Collier, Mr. White, Mr. Gallipo and Ms. Kelly did not provide investment advisory services to any other registered investment companies or other pooled accounts as of June 30, 2005.



      As of June 30, 2005, Ms. Hallward acted as portfolio manager of 2 pooled accounts with assets of $____billion and 27 other accounts with assets of $ __ billion, Mr. Dawson acted as portfolio manager of 3 pooled accounts with assets of $____billion and 22 other accounts with assets of $ __ billion, Mr. Giblin acted as portfolio manager of 16 other accounts with assets of $ __ billion, Mr. Murray acted as portfolio manager of 3 pooled accounts with assets of $____billion and 22 other accounts with assets of $ __ billion. None of the accounts managed by Ms. Hallward, Mr. Dawson, Mr. Giblin, Mr. Murray and Mr. Hakes paid McLean Budden Limited a performance based fee. Ms. Hallward, Mr. Dawson, Mr. Giblin, Mr. Murray and Mr. Hakes did not provide investment advisory services to any other registered investment companies as of June 30, 2005.






Information Concerning Compensation of Portfolio Managers



      Ms. Collier, Mr. White, Mr. Gallipo and Ms. Kelly each receive an annual salary plus an annual bonus paid out of the Adviser's net income. A portion of Mr. White's bonus is tied to the performance of the Funds he manages ("performance bonus"). Mr. White's performance bonus is based upon the Lipper rankings for the Funds he manages as of the one-year periods ended December 31st. In addition, Mr. White is eligible for an additional performance bonus should any of the Funds he manages attain a five star Morningstar ranking for the three-year period. In addition, Mr. White has stock options in the Adviser. Ms. Collier is 60% owner of the Adviser and also benefits from distributions of profits, if any, from the Adviser to its owners and indirectly through fees paid to the Adviser.



      Ms. Hallward, Mr. Dawson, Mr. Giblin, Mr. Murray and Mr. Hakes each receive an annual salary, annual bonus and dividends as shareholders of McLean Budden Limited. Each Mclean Budden portfolio manager's bonus is determined by the President of the company and is not specifically tied to the performance of the Funds or other accounts managed by the portfolio managers.



      The following table shows the dollar range of equity securities owned by each portfolio manager in all of the Funds in the Citizens Family of Funds as of June 30, 2005.






NAME OF PORTFOLIO MANAGER         DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND
-------------------------         ----------------------------------------------
Sophia Collier

Jonathan White

J. Michael Gallipo

Susan Kelly

Brian Dawson                         None

William Giblin                       None

Mary Hallward                        None

R. Bruce Murray                      None

Michael Hakes                        None



Material Conflicts of Interest



      Material conflicts of interest may arise when the individuals who have sole or shared day-to-day management responsibilities with respect to all or a portion of a Fund's securities also have similar management responsibilities with respect to one or more other funds and/or accounts. These potential conflicts include:



Limited Time and Attention. The management of multiple funds and/or accounts may result in a portfolio manager's devoting unequal time and attention to the management of each fund and/or account. As a result, the portfolio manager may not be able to develop as complete a strategy or identify equally attractive investment opportunities for each fund and/or account as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.



Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, that opportunity may be allocated among several funds and/or accounts. This could limit the ability of any single fund to take full advantage of an investment opportunity that might not be limited if the portfolio manager did not provide investment advice to multiple funds and/or accounts. Additionally, a portfolio manager may refrain from rendering advice or services concerning securities of companies as to which the portfolio manager or any affiliate, officer, director, or employee of the portfolio manager's employer or one of its affiliates is a director or officer, or companies as to which any of the foregoing individuals has any substantial economic interest or possesses material non-public information.



Different Investment Strategies. If a portfolio manager determines that an investment opportunity may be appropriate for only some of the funds and/or accounts that he or she manages, or that certain of the funds and/or accounts should take different positions with respect to a particular security, the portfolio manager may place separate transactions for multiple funds and/or accounts. These transactions may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more of the funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If certain funds and/or accounts pay higher management fees or performance-based incentive fees, the portfolio manager might be motivated to favor such funds and/or accounts. The portfolio manager might also be motivated to favor certain funds and/or accounts in which he or she has a greater ownership interest or that are more likely to enhance the portfolio manager's performance record or otherwise benefit the portfolio manager.



Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services, which may result in the payment of higher brokerage fees than might have otherwise be available. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages, since the research and other services provided by brokers and dealers may be more beneficial to some funds and/or accounts than to others.



      The Adviser, McLean Budden and the Funds have adopted policies and procedures that are designed to address these and other types of conflicts. However, there is no guarantee that such policies and procedures will be able to detect and/or prevent each and every situation in which an actual or potential conflict may arise.


BROKERAGE ALLOCATION AND SOFT DOLLARS


      The factors the Adviser or applicable sub-adviser generally considers when selecting a broker include, without limitation, the overall direct and net economic result to the Fund's accounts (including both price paid or received and any commissions and other costs paid), the efficiency with which the transactions are effected, a broker's ability to effect a transaction involving a large block of securities, a broker's availability to execute difficult transactions, responsiveness of a broker to the Fund and a broker's financial strength and stability and the provision of additional brokerage and research services. These considerations are weighed by the Adviser or a sub-adviser in determining the reasonableness of the overall costs and commissions charged.



      Purchases are made from or through issuers, underwriters, dealers or brokers, and banks that handle the types of securities the Funds buy. Purchases from underwriters include a commission or concession paid by the issuer to the underwriters. Purchases from dealers include the spread between the bid and asked prices and purchases through brokers include commissions paid to the broker based upon the transaction size.


      To the extent permitted by law, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or a sub-adviser. The Trust has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all commissions paid to such affiliated brokers are fair and reasonable to each Fund's shareholders.

      In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, the Adviser or a sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a Fund and/or the other accounts over which the Adviser or a sub-adviser exercises investment discretion.

      The Adviser or a sub-adviser may cause a Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser or sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser or a sub-adviser has with respect to accounts over which they exercise investment discretion.


      The Adviser will maintain an account with one or more broker-dealers who agree to provide, or pay third parties for, brokerage and research services that are believed to benefit one or more of the Funds. Sub-advisers will be informed in writing of the names of the broker-dealers and provided with account information to allow the execution of trades through those broker-dealers. The Adviser or a sub-adviser, as the case may be, may place the transaction with that broker-dealer after determining in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Credits that are based on commissions paid to these broker-dealers and that are used to obtain such services are sometimes referred to as "soft dollars."


      Any soft dollars generated by transactions on behalf of a Fund in this fashion shall be used solely to obtain brokerage and research services within the meaning of Section 28(e). These brokerage and research services may benefit the Fund, other series of the Trust or other clients of the Adviser or the sub-adviser. For these purposes, brokerage and research services mean products and services that provide assistance to the Adviser, or a sub-adviser, in the performance of decision-making responsibilities and include, among other things, effecting securities transactions and performing services incidental thereto (such as clearance, settlement and custody) and providing information regarding the economy, industries, individual companies, taxation, political and legal developments, technical market action, pricing and appraisal services, credit analysis, and risk measurement and performance analysis. Without limitation, research services may be received in the form of written reports, computer-generated data, telephone contacts and personal meetings. If a product or service serves non-research as well as research functions, soft dollars shall be used to pay for the product or service only to the extent that it constitutes research.


      Where a Fund is purchasing from an underwriter of dealer (where no commission is paid by a Fund), if the execution and price offered by more than one dealer are comparable, the order may be given to a dealer who has provided research advice, quotations on portfolio securities or other services.



      Certain of the products and services the Adviser receives from brokers are furnished on their own initiative, either in connection with a particular transaction or as part of their overall services. Certain of the funds also do business with dealers that provide research on their own initiative to the Adviser.


      The Funds have established a commission recapture program with certain brokers. Under the program, a percentage of commissions generated by the portfolio transactions of the Funds is rebated to the Funds by participating brokers and is used to reduce the operating expenses of the Funds.

      The investment management or advisory fee that a Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. The Adviser would, through the use of such services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

                              BROKERAGE COMMISSIONS
                           FISCAL YEARS ENDED JUNE 30


                                     2003           2004           2005
                                  -----------    -----------     --------
Citizens 300 Fund                         N/A    $     8,501(1)

Citizens Core Growth              $ 2,147,279      2,833,560
Fund

Citizens Emerging                   2,003,160        986,023
Growth Fund

Citizens Small Cap Core               278,291        268,353
Growth Fund

----------
(1) For the period August 29, 2003, commencement of operations, to June 30,
    2004.


                                     2003           2004
                                  -----------    -----------
Citizens Value Fund                147,582          80,236
Citizens Balanced Fund               2,626(2)        4,349
Citizens Global Equity Fund        116,064         120,841
Citizens Income Fund                     -               -
Citizens Ultra Short Bond Fund         N/A             N/A



----------
(2) For the period December 20, 2002, commencement of operations, to June 30, 2003.



      For the fiscal years ended June 30, 2003 and 2004, the Citizens Global Equity Fund paid the amounts indicated to State Street Capital Markets LLC, an affiliate of SSgA Funds Management, Inc. ("SSgA"). SSgA was the sub-adviser to the Citizens Global Equity Fund:



                                                                                 PERCENTAGE OF THE FUND'S
                                                                                 AGGREGATE DOLLAR AMOUNT OF
                                                   PERCENTAGE OF THE FUND'S     TRANSACTIONS INVOLVING THE
                           AGGREGATE BROKERAGE       AGGREGATE BROKERAGE          PAYMENT OF COMMISSIONS
                           COMMISSIONS PAID TO       COMMISSIONS PAID TO        EFFECTED THROUGH AFFILIATED
          FUND             AFFILIATED BROKERS        AFFILIATED BROKERS                  BROKERS
----------------------     -------------------     ------------------------     ---------------------------
Citizens Global Equity
Fund-2003                     $   26,172                      23%                             26%

Citizens Global Equity
Fund-2004                     $    1,464                       1%                              1%



      For the fiscal year ended June 30, 2005, the Funds directed the following amount of transactions and paid the following brokerage commissions to brokers who provided research services in connection with such transactions (the provision of research services was not necessarily a factor in the placement of all this business with such brokers):



                                           AMOUNT OF         COMMISSIONS
                                         TRANSACTIONS           PAID
                                       ----------------    ---------------
Citizens Core Growth Fund
Citizens Emerging Growth Fund
Citizens Small Cap Core Growth Fund
Citizens Value Fund
Citizens Balanced Fund

OWNERSHIP OF SHARES AND SHAREHOLDER RIGHTS

      The Trust's Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Certificates representing shares are not issued. The Trust may create and issue series and classes of shares. Each share of each class of each series represents an equal proportionate interest in the series with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Income and operating expenses are allocated fairly among the series and classes by the Trustees.

      Under the Declaration of Trust, shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

      By becoming a shareholder of the Trust or any of its series, each shareholder expressly assents and agrees to be bound by the provisions of the Declaration of Trust.

VOTING RIGHTS

      Shareholders of a Fund are entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shares of each class are entitled to vote as a class or series only when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote by series or class. The Trust does not hold annual shareholder meetings. The holders of shares have no preemptive, conversion or subscription rights and votes are not cumulative. Shares when issued are fully paid and non-assessable, except as set forth under "Shareholder and Trustee Liability" below. The Trust may be terminated upon the sale or transfer of all or substantially all of its assets. If not so terminated, the Trust will continue indefinitely.

DIVIDENDS AND DISTRIBUTIONS


Citizens 300 Fund, Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund and Citizens Global Equity Fund



      The Citizens 300 Fund, Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund and Citizens Global Equity Fund normally declare and pay dividends substantially equal to all net investment income annually. Net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Funds at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid annually.


Citizens Balanced Fund

      The Citizens Balanced Fund normally declares and pays dividends substantially equal to all net investment income quarterly in March, June, September and December. Net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Fund at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid annually.

Citizens Income Fund and Citizens Ultra Short Bond Fund

      The Citizens Income Fund distributes to its shareholders monthly dividends substantially equal to all of its net investment income. Net income for the Citizens Ultra Short Bond Fund is determined and accrued daily and paid monthly. Each Fund's net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by each Fund at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid at the close of the appropriate monthly or annual period.

Citizens Money Market Fund

      Net income for the Citizens Money Market Fund is determined and accrued daily and paid monthly. This dividend is payable to everyone who was a shareholder at 4:00 p.m. Eastern time on the day the dividend is declared. Dividends begin to accrue on the first day following the date of purchase, provided that the payment is received by 4:00 p.m. Eastern time. When shares are redeemed, the shares are entitled to a dividend declared on the day of the redemption. Dividends are automatically reinvested in shares, at Net Asset Value, unless a shareholder otherwise instructs the Transfer Agent in writing. Shareholders so requesting will be mailed checks in the amount of the accumulated dividends. For the purpose of calculating dividends, the Fund's daily net investment income consists of: (a) all interest income accrued on investments (including any discount or premium ratably amortized to the date of maturity or determined in such other manner as the Trustees may determine); and
(b) minus all expenses accrued, including interest, taxes and other expense items, all determined in accordance with generally accepted accounting principles; and (c) plus or minus all realized gains or losses on investments.

SHAREHOLDER AND TRUSTEE LIABILITY

      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trust's Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses by the relevant series of the Trust out of that series' property for any shareholder held personally liable for that series' obligations solely by reason of being a shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any such shareholder for any act or obligation of the Trust and satisfy the judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholders liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

      The Declaration of Trust further provides that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

HOW TO PURCHASE AND REDEEM SHARES

How to Buy Shares


      It's easy to buy shares of the Funds. Just fill out an application and send in your payment by check, exchange from another Citizens mutual fund or through arrangements with your investment adviser or broker-dealer. All checks must be made payable to "Citizens Funds." Citizens Funds are unable to accept third-party checks. Foreign checks drawn in U.S. dollars are accepted but shares purchased with foreign checks may be held in escrow for at least 20 days.


      Shares in the Citizens Money Market Fund cost $1.00 per share. For all other Funds, your cost will be the Net Asset Value next determined after your payment is received. (Net Asset Value is determined at 4 p.m. Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange.) You can purchase both full and fractional shares, which will be rounded to the nearest 1/1000th of a share. If your check is returned for any reason, you will be assessed a fee of $20.00.

      Citizens Funds has authorized certain brokers, and these brokers have also been authorized to designate intermediaries, to accept on its behalf purchase and redemption orders and such brokers are also authorized to designate intermediaries to accept orders on the Trust's behalf. A Fund will be deemed to have received such an order when the broker or broker designee accepts the order, which shall be priced at the Net Asset Value next computed after the broker or designee accepts the order.

      Investors may be charged a fee if they buy, sell or exchange Fund shares through a broker or agent.

      A shareholder's redemption proceeds are subject to any applicable redemption fee. The Citizens Global Equity Fund charges a redemption fee of 2% (paid to the Fund) with respect to shares of the Fund redeemed or exchanged within 60 days of purchase. The fee does not apply to (1) shares purchased through the reinvestment of dividends or other distributions, (2) redemptions by the Fund of accounts with below-minimum balances, (3) redemptions due to shareholder death or disability, or (4) certain omnibus accounts and retirement plans.

Investment Minimums

      The minimum initial investment for Standard Class shares in each Fund is $2,500 ($1,000 for IRA, Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) and Automatic Investment Plan accounts).

      The minimum subsequent investment for all accounts, including Automatic Investment Plan accounts, is $50. If your account falls below the $2,500 minimum balance for a Fund for any reason ($1,000 for UGMA/UTMA and AIP), you may be assessed a yearly fee of $20.00 until you bring your balance above the minimum. (This fee will also be applied to inactive Automatic Investment Plan accounts, but does not apply to IRA accounts.) If you do not bring your balance up to the minimum, we may close your account by sending you a check for your balance. Before closing your account, you will receive 30 days notice and an opportunity to bring the account up to the applicable minimum. The investment minimums and monthly below minimum balance fee are applicable per account and also apply to an exchange purchase of shares in another series of Citizens Funds.

      The minimum initial investment in Administrative Class and Institutional Class shares is $1,000,000 (less than $1,000,000 for registered investment advisers and retirement plan sponsors, as well as certain other third-party solicitors, at the discretion of the Trust). There is no minimum subsequent investment. With respect to accounts that fall below $1,000,000 (or less than $250,000 for registered investment advisers and retirement plans, at the discretion of the Trust), the Trust reserves the right to transfer these accounts from the Administrative or Institutional Class and convert them to Standard Class shares. We will give adequate notice to the shareholder, allowing the opportunity to bring the account up to the required minimum balance.


      There is an annual fee of $10 per fund/account for each Individual Retirement Account (IRA), with a maximum IRA account fee of $20 per shareholder. This fee is waived for total IRA/403b balances of $25,000 and higher and total account balances of $50,000 and higher. There is also an IRA closure fee of $15 per fund/account. We reserve the right to waive or reduce the minimum initial investment amount at our discretion.



      There are no minimum investment requirements for employees of the Adviser and its affiliates. The Funds reserve the right to waive or change minimums from time to time.



Automatic Investment Plan

      To enroll in the Trust's Automatic Investment Plan, simply check off that box on the account application and provide us with your bank information, as well as the amount and frequency of your investment into your chosen Fund. We will do the rest.

How to Sell Shares


      Telephone Exchange and Redemption. We have a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much (up to $100,000) you want to exchange or redeem. Depending upon your instructions, we will deposit the amount of your redemption into another Citizens Funds account, mail you a check or electronically transfer your redemption to your pre-designated account. Generally, there is no dollar limit to the amount you can exchange over the phone. To sell shares valued over $100,000, we require a written request from all owners medallion signature guaranteed. Normally, we will send you your redemption on the next business day after we receive your request. One-day wired funds cost $10, or we offer free three-day service via the Automated Clearing House (ACH). Your financial institution may charge an additional fee for this service. You will earn dividends up to and including the date when we receive your redemption request.



      If you do select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or of an unauthorized party gaining access to your account. For added security you may provide us with a Personal Identification Number (PIN), which must be verified before processing all telephone transactions, including balance verification. For your account's security, we record all telephone calls. Neither the Trust, the Adviser nor the Fund's Transfer Agent will be responsible if we properly act on telephone instructions we reasonably believe to be genuine.


      Redeem Your Shares through Broker-Dealers. You may also redeem your shares through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have arrangements with the Trust that permit them to order redemption of shares by telephone or other electronic communication.

      Requests for Redemption. If you do not use the Telephone Exchange and Redemption option, you can redeem your shares by sending us a written request at any time, although the process will take longer. Requests for redemption of shares worth more than $100,000 must be accompanied by an original Medallion Signature Guarantee. We may require further documentation from corporations, fiduciaries, retirement plans and/or institutional investors.

      Certain requests for redemption under $100,000 - both written and telephonic - may also require a Medallion Signature Guarantee, at the discretion of the Trust. To avoid delays, have all written requests for redemption Medallion Signature Guaranteed.


      We reserve the right to wait up to seven calendar days (and up to ten business days from the date of purchase for shares recently purchased) before paying the proceeds of any redemption on any investments made by check or ACH transfer.


Additional Redemption Information

      The Trust pays redemption proceeds within seven business days after we receive a proper redemption request so long as the redemption request is received by 4 p.m., Eastern Time. A Fund's obligation to pay for redemptions can be suspended when the New York Stock Exchange is closed other than for weekends or holidays or under certain emergency conditions determined by the SEC. The holidays on which the New York Stock Exchange is closed are: New Year's Day, Martin Luther King, Jr.'s Birthday (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The Funds pay redemption proceeds in cash, except that the Adviser has the power to decide that conditions exist that would make cash payments undesirable. In that case, a Fund could send redemption payments in securities from that Fund, valued in the same way the Fund's Net Asset Value is determined. There might then be brokerage or other costs to the shareholder in selling these securities. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which requires the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund's total net assets during any 90-day period for any one shareholder. A shareholder's redemption proceeds may be more or less than his or her original cost, depending on the value of the Fund's shares.

      The Trustees of the Trust may cause the involuntary redemption of shares of a Fund at any time for any reason the Trustees deem appropriate. The Trust or its Adviser has the right to compel the redemption of shares of each Fund if the aggregate Net Asset Value of the shares in the account is less than the $2,500 account minimum for Standard Class shares ($1,000 for UGMA/UTMA and Automatic Investment Plan accounts). If the Adviser decides to do this, we will provide notice to the shareholder, who will be given an opportunity to bring the account up to the applicable minimum. With respect to Administrative Class and Institutional Class shares, we also have the right to transfer these accounts and to convert them to Standard Class shares if the aggregate Net Asset Value of the shares in the account is less than $1,000,000 (or less for registered investment advisers and retirement plan sponsors, as well as certain other third-party solicitors at the discretion of the Trust).




      When you redeem shares of a Fund, it is generally considered a taxable event. Consequently, you may have a taxable gain or a loss as a result of a redemption.

HOW WE VALUE FUND SHARES


      The value of the fixed income securities in which the Funds may invest will fluctuate depending in large part on changes in prevailing interest rates. Fixed income securities comprise a significant portion of assets in the Citizens Money Market Fund, Citizens Ultra Short Bond Fund and Citizens Income Fund, will normally comprise a portion of the assets of the Citizens Balanced Fund and may comprise a portion of assets in the Citizens 300 Fund, Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund and Citizens Global Equity Fund under normal conditions. If interest rates go up, the value of fixed income securities generally goes down. Conversely, if interest rates go down, the value of fixed income securities generally goes up. Long-term obligations, which often have higher yields, may fluctuate in value more than short-term ones.



      The value of equity securities held in the Citizens 300 Fund, Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Balanced Fund and Citizens Global Equity Fund will fluctuate based upon market conditions and matters specific to the issuer. These include changes in the management and fundamental financial condition of the issuing company, prevailing economic and competitive conditions in the industry sectors in which the company does business and other factors that affect individual securities and the equity market as a whole.


      The Net Asset Value per share of a Fund is determined for each class by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. All expenses are accrued daily and taken into account in determining Net Asset Value. Since these expenses differ by Class, the Net Asset Value of Standard, Administrative and Institutional Class shares will vary and are computed separately.

      We attempt to keep the Net Asset Value of the Citizens Money Market Fund fixed at $1.00 per share, while we expect the Net Asset Value per share in the other Funds to fluctuate.

      The value of the shares for each Fund is determined at 4 p.m. Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange on each day on which the New York Stock Exchange is open for regular trading.

Citizens 300 Fund, Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Balanced Fund, Citizens Global Equity Fund, Citizens Income Fund and Citizens Ultra Short Bond Fund



      As described in the Prospectus, shares of the Citizens 300 Fund, Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Balanced Fund, Citizens Global Equity Fund, Citizens Income Fund and Citizens Ultra Short Bond Fund are generally valued on the basis of market values. Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and asked price for international securities. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the "NOCP"). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price, or if there have been no sales, at the last available bid price. Fixed income investments are generally valued at the closing bid price. Securities maturing within 60 days (and all securities held by the Citizens Money Market
Fund) are normally valued at amortized cost.


      Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and valuations based upon analysis of market data or other factors if these valuations are believed to more accurately reflect the fair value of such securities.

      Use of a pricing service has been approved by the Trust's Board of Trustees. There are a number of pricing services available, and the Trustees and officers of the Trust acting on behalf of the Trustees, may use or discontinue the use of any pricing service now, or in the future, employed.




      The values of foreign securities are converted from the local currency into U.S. dollars using current exchange rates. If trading in the currency is restricted, a Fund will use a rate believed to reflect the currency's fair value in U.S. dollars. Trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, the Fund's Net Asset Value may change on days on which shareholders are not able to purchase or sell Fund shares. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's Net Asset Value is calculated, the securities may be valued using fair value procedures.



      The Prospectus contains further information on the procedures, including the fair value procedures approved by the Board of Trustees of the Funds, to be used to value each Fund's securities.





Citizens Money Market Fund

      The Trust's Trustees have determined that it is appropriate for the Citizens Money Market Fund to value its shares using the amortized cost method and that this method approximates the fair value of the Fund's shares. This method values a security at the time of its purchase at cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains and losses.

      While the amortized cost method generally approximates the market value of short-term securities, there may be periods during which value, as determined by the amortized cost method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund's shares may tend to be higher than a like computation made by a Fund with identical investments which uses a method of valuation based on market prices. Thus, if the use of amortized cost by the Fund on a particular day resulted in a lower aggregate Fund value than were the Fund to value at market prices, a prospective investor in the Fund's shares would be able to obtain a somewhat higher yield from the Fund than he would from a Fund valued at market price. The converse would apply in a period of rising interest rates.

      The Board of Trustees has established procedures designed to stabilize the Net Asset Value of the Citizens Money Market Fund at $1.00 per share, to the extent reasonably possible. These procedures include review of the Fund by the Board at intervals it deems appropriate and reasonable in the light of market conditions to determine how much the Net Asset Value, using available market quotations, deviates from the Net Asset Value based on amortized cost. For this purpose, when market quotations are available, securities are valued at the mean between the bid and the asked price. If market quotations are not available, investments are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees, including being valued at prices based on market quotations for investments of similar type, yield and maturity.

      Under the procedures that the Trustees have adopted in connection with the valuation of the Fund's securities using the amortized cost method, the Fund, through its Custodian and Accounting Agent, conducts weekly mark-to-market appraisals to compare its determination of Net Asset Value per share with $1.00. If the deviation from $1.00 per share exceeds 0.25% for the total market value of the Fund, the Board of Trustees must be notified and daily mark-to-market appraisals will be conducted until the deviation falls below 0.25%. If the deviation from $1.00 per shares exceeds 0.50%, the Board of Trustees will take such action as it deems appropriate to eliminate or reduce any material dilution of shares or other unfair results to shareholders or investors, including without limitation: redeeming shares in kind; selling securities prior to maturity to realize capital gains or losses or to shorten the average maturity of the Fund; withholding dividends or payment of distributions; determining Net Asset Value per share utilizing market quotations or equivalents; reducing or increasing the number of shares outstanding on a pro rata basis; offsetting each shareholder's pro rata portion of the deviation from their accrued dividend account or from future dividends; or some combination of the foregoing.

      The Citizens Money Market Fund also limits its investments, including repurchase agreements, to those U.S. dollar-denominated securities which the Adviser determines to present minimal credit risks to the Fund, which are First Tier Securities and which meet the maturity and diversification requirements set forth in Rule 2a-7 and included herein (see pages 14 to 15).

TAX MATTERS

      The following discussion is a brief summary of the federal and, where noted, state income tax considerations relevant to a shareholder investing in a Fund. The discussion is very general, and prospective investors are urged to consult their tax advisers about the tax consequences that an investment in a Fund may have in their particular situations.

TAXATION OF THE FUNDS

      FEDERAL TAXES. Each Fund is a series of the Trust, and is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the Code). Each Fund has elected to be treated and intends to qualify to be treated each year as a "regulated investment company" under Subchapter M of the Code. In order to so qualify, each Fund must meet various requirements of Subchapter M relating to the nature of its gross income, the amount of its distributions, and the composition of its portfolio assets.

      If a Fund qualifies to be treated as a regulated investment company for a given year, it will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If a Fund should fail to qualify as a regulated investment company in any year, the Fund would incur federal income taxes upon its taxable income, and distributions from the Fund would generally be taxable as ordinary dividend income to shareholders.

      MASSACHUSETTS TAXES. As long as a Fund maintains its status as a regulated investment company under the Code, the Fund will not be required to pay any Massachusetts income or excise tax.

      FOREIGN TAXES. Although we do not expect the Funds will pay any federal income or excise taxes, investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on foreign income; the Funds intend to qualify for such reduced rates where available. It is not possible, however, to determine any Fund's effective rate of foreign tax in advance, since the amount of a Fund's assets to be invested within various countries is not known.

      If a Fund holds more than 50% of its assets in foreign stock and securities at the close of a taxable year, it may elect to "pass through" to its shareholders for foreign tax credit purposes the foreign income taxes paid by the Fund. Except in the case of the Citizens Global Equity Fund, we do not expect that any of the Funds will hold sufficient foreign assets to satisfy the 50% test. If the Citizens Global Equity Fund elects to pass through its foreign taxes, its shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them from the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not qualify or elect to pass through to its shareholders foreign income taxes that it pays, shareholders will not be able to claim a credit for any part of such taxes.

TAXATION OF SHAREHOLDERS


      TAXATION OF DISTRIBUTIONS. Shareholders of a Fund will generally have to pay federal income taxes, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends generally are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or reinvested in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Distributions of ordinary dividends may be treated as "qualified dividend income," which is taxed at reduced rates for non-corporate shareholders, to the extent such distributions are derived from, and designated by a fund as, qualified dividend income and certain holding periods are satisfied. If more than 95% of a fund's gross income, other than long-term capital gains, constitutes qualified dividend income, a fund may designate all of its ordinary dividends as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not otherwise a qualified foreign corporation may also be treated as qualified dividend income if the applicable stock is readily tradable on an established U.S. securities market. However, dividends from a passive foreign investment company, foreign personal holding company or foreign investment company will not be treated as qualified dividend income. Any dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.


      DIVIDENDS RECEIVED DEDUCTION. For each of the Funds other than Citizens Money Market Fund, Citizens Ultra Short Bond Fund and Citizens Income Fund, a portion of any ordinary income dividends is normally eligible for the federal dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of a Fund's shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Since the investment income of each of Citizens Money Market Fund, Citizens Ultra Short Bond Fund and Citizens Income Fund is derived from interest rather than dividends, no portion of the dividends received from these Funds will be eligible for the dividends received deduction. Moreover, the portion of any Fund's dividends that is derived from investments in foreign corporations will not qualify for such deduction.


      "BUYING A DIVIDEND." Any dividend or distribution from a Fund other than the Citizens Money Market Fund (other than a dividend of investment income from Citizens Ultra Short Bond Fund) will have the effect of reducing the per share Net Asset Value of shares in the Fund by the amount of the dividend or distribution. Shareholders purchasing shares in such a Fund shortly before the record date of any dividend or other distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


      WITHHOLDING FOR NON-U.S. PERSONS. Dividends and certain other payments to persons who are neither citizens nor residents of the United States or U.S. entities (Non-U.S. Persons) are generally subject to U.S. tax withholding at the rate of 30%. There is an exception for certain dividends that are derived from interest or short-term capital gains and that are designated by a Fund as "interest-related dividends" or "short-term capital gains dividends," respectively. The Funds intend to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Funds will withhold at a lower tax treaty rate if a shareholder provides documentation acceptable to the Fund demonstrating the applicability of such a rate to a particular distribution. Distributions from a Fund to a Non-U.S. Person also may be subject to tax under the laws of the Non-U.S. Person's jurisdiction.


      BACKUP WITHHOLDING. The Funds are required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds (other than redemption proceeds from Citizens Money Market Fund) and certain other payments that are paid to any shareholder (including a Non-U.S. Person) who does not furnish to the applicable Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not be applied to payments that have been subject to the 30% withholding applicable to Non-U.S. Persons. Any amounts over-withheld may be recovered by the shareholder by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

      DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of the shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon disposition of shares may also be disallowed under the rules relating to wash sales.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

      CERTAIN DEBT INSTRUMENTS. An investment by a Fund in certain stripped securities, zero coupon bonds, deferred interest bonds and payment-in-kind bonds and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      OPTIONS, ETC. A Fund's transactions in options, futures and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund intends to limit its activities in options, futures and forward contracts to the extent necessary to meet the requirements of the Code.

      FOREIGN INVESTMENTS. Special tax considerations apply with respect to foreign investments of those Funds that are permitted to make such investments. For example, foreign exchange gains and losses generally will be treated as ordinary income or loss. Use of non-U.S. currencies for non-hedging purposes and investments by a Fund in "passive foreign investment companies" may need to be limited in order to avoid a tax on a Fund. A Fund may elect to mark to market any investments in passive foreign investment companies on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the Fund.


      The foregoing is a limited summary of federal (and, where indicated, state) income tax considerations. It should not be viewed as a comprehensive discussion of the items referred to, nor as covering, all provisions relevant to investors. Shareholders should consult their own tax advisers for additional details on their particular tax situation.


FINANCIAL STATEMENTS


      The financial statements of each of the Funds, included in the Funds' Annual Reports to shareholders for the fiscal year ended June 30, 2005, are incorporated herein by reference.


PROXY VOTING GUIDELINES AND PROCEDURES

      The Funds consider proxy voting to be an important responsibility. Through proxy voting, the Funds play an important role in guiding businesses toward financial success and responsible social actions. A proxy is a document that provides shareholders with information about issues that will be discussed and voted upon at a stockholders' meeting. Shareholders may attend the meeting and register their votes in person, or mail in their "proxy" ballots. If you own individual shares of stocks, you have probably been asked to vote proxies and are familiar with the ballots.

      The Funds' Board of Trustees has delegated to the Adviser of the Funds the responsibility to vote proxies on behalf of the Funds. Guiding the Funds' proxy voting policies is a dual commitment to shareholders' financial interests and to socially responsible behavior by companies. The Adviser generally votes by mail, but sometimes attends stockholders' meetings to speak out and vote on key social issues. In order to facilitate the actual process of voting proxies, the Adviser has contractually delegated to a third party its administrative duties with respect to voting proxies on behalf of the Funds.

      The Funds' proxy voting guidelines can be grouped into two broad categories:

      - Guidelines for Voting Social Issues: Proposals related to social and policy matters are typically brought forward by shareholders with the objective of amending practices or prompting disclosure. For example, proposals may deal with hiring practices, environmental policy or workplace conditions.

      - Guidelines for Voting Corporate Governance Issues: These proposals by shareholders or management focus on such matters as executive compensation, corporate actions (e.g., mergers and acquisitions), board of directors' composition, etc.

      In order to ensure that the Funds vote proxies in the best interests of shareholders, the Board of Trustees has approved and adopted procedures to properly deal with any material conflicts of interest. The overwhelming majority of proxies voted on behalf of the Funds are voted in accordance with the pre-approved guidelines set forth below. Because these proxies are voted pursuant to pre-determined procedures, the votes are not the product of a conflict of interest. In the limited instances where the Adviser has actual knowledge of a material conflict of interest, between the interests of Fund shareholders and the Adviser or affiliated persons of the Adviser, a proxy voting committee of the Adviser will research the issue and make a unanimous decision regarding how to vote the proxy in a manner that is consistent with the proxy voting procedures and in the best interest of the Funds. If for any reason the Committee is not able to render a decision on how to vote a proxy involving a possible conflict of interest involving the Adviser or an affiliated person of the Adviser, the Committee will delegate to the Funds' Board of Trustees the responsibility to determine how to vote the proxy.

      Below is a general summary of the Funds' proxy voting guidelines. In certain cases the Funds may deviate from these guidelines if, after thorough review of the matter, the Adviser determines that a client's best interests would be served by such a vote.

DIVERSITY


The Adviser believes that companies should make every effort to increase diversity on boards of directors and among upper management. There are various reasons to support these initiatives, including the findings of a 2004 study of 353 Fortune 500 companies by Catalyst, which found that companies with the most diversity among senior company leadership significantly outperformed companies with little diversity in senior positions. According to data analyzed by Catalyst, companies with the most diversity had 35% higher return on equity and 34% higher total shareholder return than companies with little diversity. Companies with higher levels of diversity are better able to respond to a diverse customer base. Diversity at the top sends a clear signal to employees that the issue is of importance to the company; a move that coincides with improved employee morale and reduced turnover.


      - The Adviser will SUPPORT proposals asking the board to include more women and minorities on the board of directors.

      - The Adviser will SUPPORT proposals asking management to report on the company's affirmative action policies, including the release of EEO-1 forms and statistical documentation of diversity at various positions in the company.

EQUALITY PRINCIPLES

      - The Adviser will SUPPORT proposals that ask management to adopt a sexual orientation non-discrimination policy. The Adviser will also support initiatives to provide spousal benefits to domestic partners regardless of sexual orientation, and to promote diversity and tolerance through company sponsored programs.

ANIMAL TESTING

The Adviser does not invest in companies that conduct animal testing when not required by law. However, companies the Adviser invests in may have conducted animal testing in the past or are required to by law. The Adviser urges these companies to prohibit future animal testing or develop a comprehensive testing policy, and to fund programs that develop alternatives to animal testing. We strongly encourage companies to have their testing facilities certified by internationally recognized organizations, such as the American Association for Accreditation of Laboratory Animal Care.


      - The Adviser will SUPPORT proposals asking companies to phase out or stop animal testing when not required by law.


      - The Adviser will SUPPORT proposals asking management to develop animal welfare standards and report on those initiatives to shareholders.

ENVIRONMENT


CERES & Global Reporting Initiative (GRI)


The Coalition for Environmentally Responsible Economies (CERES) was formed in 1999 in response to the Exxon Valdez tanker spill in Alaska. The coalition created a set of principles designed to serve as a guide for environmental stewardship. By endorsing the principles, the company commits itself to:

      - Work towards a sustainable business model that conserves energy and natural resources and promotes environmental restoration;

      -     Clearly define goals and measures of progress;

      - Report to the public the progress towards those goals in a CERES Report format.

The Global Reporting Initiative (GRI) is a multi-stakeholder process and independent institution whose mission is to develop and disseminate globally applicable Sustainability Reporting Guidelines. These guidelines are for voluntary use by organizations for reporting on the economic, environmental, and social dimensions of their activities, products, and services. Investors, companies and stakeholders use this information to measure performance, benchmark against peers and evaluate risks.


      - The Adviser will SUPPORT proposals asking management to endorse the CERES Principles.


      - The Adviser will SUPPORT proposals asking management to issue a sustainability reporting using the Global Reporting Initiative (GRI) guidelines.


EMISSIONS OF POLLUTANTS

The Adviser encourages companies to go beyond the requirements of federal, state and local environmental laws or regulations by adopting innovative approaches to preventing pollution, conserving resources and clearly reporting on the environmental impact of operations.





      - The Adviser will SUPPORT proposals that ask management to reduce or minimize emissions of pollutants into the air, water and soil.


      - The Adviser will SUPPORT proposals that ask management to review alternative energy resources, such as solar or wind power.


SAFER CHEMICALS AND SUBSTITUTION POLICIES



Companies face increased risks of market exclusion, damage to their reputations, interrupted supply chains and costly litigation due to rising public awareness and concern about the safety of toxic chemicals in consumer products. Companies have responded to the concerns of governments, shareholders and consumers in recent years by halting the sale and production of products containing mercury, polyvinylchloride (PVC) and other toxic chemicals.



      - The Adviser will SUPPORT proposals that ask companies to phase out specific toxic chemicals where safe alternatives are available, report on their progress in doing so or on the feasibility of doing so.



      - The Adviser will SUPPORT proposals that ask companies to reformulate products globally to meet the most stringent national or regional standards for toxic chemicals applicable to those products.


HAZARDS AT FACILITIES

Companies have a responsibility to inform members in the community about potential environmental health or safety risks posed by substances used at company facilities. Shareholders have asked companies to provide this information in a report to the community.

      - The Adviser will SUPPORT proposals that ask companies to report on hazards posed by manufacturing facilities.

TAKE ACTION ON CLIMATE CHANGE


Over the past one hundred years, the atmospheric concentration of carbon dioxide increased from 280 parts per million to 365 parts per million. Scientists expect that number to increase to 560 parts per million in the next 50 years, with the effect of more severe storms, more frequent droughts and other natural disasters. Signatories of the Kyoto Protocol in 1997 agreed to reduce carbon dioxide to 7% below 1990 levels. Since 1997, many companies have been asked to report or take action on climate change as proposed in the Kyoto agreement.

      - The Adviser will SUPPORT proposals that ask management to report or take action on climate change.

GENETICALLY ENGINEERED PRODUCTS

There is growing concern that genetically engineered products may pose serious health risks to humans, animals and the environment. Many investors are concerned that adverse effects on people or the environment by these genetically engineered products may produce significant liabilities for a company.


      - The Adviser will SUPPORT proposals asking management to label or restrict sales of genetically engineered products.


      - The Adviser will SUPPORT initiatives asking companies to report on the financial risks of production and consumption of genetically engineered products, or the risks of halting or restricting their production.

HUMAN RIGHTS


In efforts to reduce product costs, many companies make or import their products from factories in low-wage, developing countries that either do not have comprehensive labor or environmental codes or do not enforce them. As a result, numerous reports have surfaced about deplorable working conditions, also known as "sweatshops." Many organizations have asked companies to adopt codes of conduct to address this issue, and hire independent monitoring groups to ensure the implementation of those codes at both company and sub-contractor factories.


      - The Adviser will SUPPORT proposals that ask management to report on global company or contractor labor standards.


      - The Adviser will SUPPORT proposals asking management to adopt codes of conduct based on International Labor Organization (ILO) core labor conventions or other labor standards.


      - The Adviser will SUPPORT proposals that ask management to use independent third party monitoring to ensure compliance with International Labor Organization (ILO) standards.


OPERATIONS IN MEXICO


In 1965, the Mexican government created the maquiladora program to combat high unemployment in northern Mexico. U.S. companies have moved many manufacturing operations to the area to lower their costs, which has been beneficial for many Mexicans and Americans in the form of jobs and affordable goods. However, critics say the development has come at the cost of worker safety, environmental pollution and low wages.

      - The Adviser will SUPPORT proposals that ask management to report on or review operations in Mexico, or adopt labor standards for operations in Mexico.

OPERATIONS IN BURMA

The State Peace and Development Council (SPDC), the ruling military government in Burma (also known as Myanmar), has been accused of gross human rights violations in the deaths of over 10,000 civilians following political unrest. International human rights groups have also found evidence of extra-judicial killings, rape and use of forced labor in enforcing a cease-fire between various ethnic groups. The international community has heeded the call by the National Coalition Government of the Union of Burma, a government-in-exile, for economic sanctions against the country and the ruling military regime.


Although the Adviser will usually avoid companies with operations in Burma, there may be exceptions for humanitarian products and services, such as food and medicines. The Adviser will follow these guidelines for proposals related to
Burma:

      - The Adviser will SUPPORT proposals asking the company to cut financial or business ties to the ruling military regime. We will also support resolutions that ask management to suspend all operations in Burma.

      - The Adviser will SUPPORT proposals that ask management to report on operations in Burma.

      - The Adviser will SUPPORT proposals that ask management to use no contractors in or source products from Burma.

CHINA

As an emerging economic power, China manufactures many products for companies in nations around the world. Human rights groups are concerned about working conditions in China, including the possible use of forced or slave labor to produce goods. The Chinese government says prisons are designed to maintain social order and produce goods for the economy, but the goods in those prisons are not exported outside of China.

      - The Adviser will SUPPORT proposals that ask management to certify that company operations in China are conducted free of forced or slave labor.

      - The Adviser will SUPPORT proposals asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

TOBACCO

The Adviser does not invest in companies that are involved in the production of tobacco, but not media companies that may accept advertising revenue from tobacco companies. The Adviser is concerned by the promotion of tobacco products, particularly when they are targeted at children. Additionally, second-hand smoke can pose health risks in the work environment.

      - The Adviser will SUPPORT proposals to sever the company's links to the tobacco industry.

      - The Adviser will SUPPORT proposals asking companies to report on or adopt ethical criteria for accepting tobacco advertising.

The Adviser will SUPPORT proposals asking companies to adopt no-smoking policies for facilities or places of business.

NON-PARTISANSHIP AND POLITICAL CONTRIBUTIONS

In recent years, companies have faced scrutiny and criticism for political contributions to major political parties and candidates. There is a perception that companies consistently making large contributions are buying influence and unduly affecting the democratic process.

      - The Adviser will SUPPORT proposals asking companies to affirm political non-partisanship.

      - The Adviser will SUPPORT proposals that ask companies to increase disclosure of political or political action committee contributions.

      - The Adviser will SUPPORT proposals asking companies to disclose their policies and history of soft dollar contributions. However, the Adviser will oppose such proposals if the company contributed $20,000 or less during the most recent federal election cycle.

BOARD OF DIRECTORS

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

The Adviser believes that boards are most effective when they include people from diverse backgrounds who are independent from management. This is the most effective way for the board to represent shareholders' interests. The Adviser defines directors as independent when the following criteria are met:


      -     Director is not a current or former employee of the company.


      - Director is not an employee of a significant supplier or customer of the company.

      - Director is not in an interlocking relationship, where an executive sits on the board of another company that employs the first director.

      - Director is not a member of an entity that is one of the company's paid consultants or advisors.

      - Director does not have a personal contract with the company or one of its affiliates or subsidiaries.

      - Director does not have any other personal, professional or financial relationship with any executives of the company that would impair the objectivity of the board member's independent judgment.

The Adviser votes in the election of directors according to the following guidelines to encourage accountability, independence and diversity on the board of directors of a company:

      - The Adviser will normally WITHHOLD votes from a slate of board nominees if the slate does not include any women or minorities.

      - The Adviser will WITHHOLD votes from all directors if less than 50% of directors are independent. Similarly, we withhold votes from all directors if less than 100% of each committee's membership is composed of independent directors. The Adviser considers the audit, compensation and nominating committees to be key committees.

      - The Adviser will WITHHOLD votes from members of the audit committee if non-audit fees to the company's independent accountant exceed 25% of aggregate fees. We believe that the objectivity and independence of the auditor is compromised when a large percentage of fees are obtained from non-audit services.

      - The Adviser will WITHHOLD votes from all director nominees if the company does not ask for shareholder approval of the company's auditor.

      - The Adviser will WITHHOLD votes from individual directors if they attend less than 75% of board and committee meetings. We believe each director should devote the time necessary to effectively perform his or her duties as a director.

      - The Adviser will WITHHOLD votes from individual directors if they are retired from active employment and serve on the boards of more than five (5) other major companies, or if they are actively employed and serve on the boards of more than two (2) other major companies.

      - The Adviser will WITHHOLD votes from all directors if the board has a classified structure. Classified, or staggered, boards have members who are usually elected every three years with one third of the directors standing for election each year.


BOARD OF DIRECTORS - RELATED PROPOSALS


      - The Adviser will SUPPORT proposals to increase diversity and allow union and employee board representation.

      - The Adviser will SUPPORT proposals to remove classified boards, and OPPOSE proposals to

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

            instate them. Classified boards can present an impediment to free market control, as it may serve as a form of anti-takeover defense. The Adviser believes the annual election of directors make them more accountable to shareholders.

      - The Adviser generally will SUPPORT proposals to separate the positions of Chairperson and Chief Executive Officer. Similarly, we SUPPORT proposals asking the Chair to be an independent director.

      - The Adviser will SUPPORT proposals seeking to increase board independence and committee independence. Similarly, we will SUPPORT proposals that require a majority of independent directors on the board and on each committee.

      - The Adviser will SUPPORT proposals that seek to limit director liability. Recent trends indicate a rise in the number of suits filed against company executives. While directors should be held accountable for their actions, they should be protected from decisions made in good faith.

      - The Adviser will OPPOSE proposals requiring minimum stock ownership if 1,000 more shares or more are required of each director. Although the Adviser believes it is important to align the interests of board members with shareholders, we do not want ownership requirements to preclude qualified individuals from serving on the board of directors.

      - The Adviser will generally SUPPORT proposals seeking to institute cumulative voting in the election of directors. The idea of cumulative voting is to provide minority shareholders with a greater chance of having a representative on the board of directors.


      - The Adviser will generally SUPPORT proposals requiring that director nominees receive at least 50% of the vote to be elected to the board of directors. Since many corporate board elections are uncontested, a vote of less than 50% shows a significant lack of shareholder confidence in the nominee.


AUDITORS

The Adviser will OPPOSE the approval or ratification of the auditor if 25% or more of the aggregate fees are for non-audit services.

The Adviser carefully examines the fees paid to the independent auditor, as disclosed in the company's proxy statement, to determine the ratio of non-audit fees to the aggregate. We believe that the objectivity and independence of the auditor is compromised when an overwhelming percentage of fees are obtained from non-audit services.


OWNERSHIP AND CORPORATE DEFENSES


On occasion, shareholders are asked to increase or decrease the number of shares authorized for issuance. The Adviser is mindful of the effects of these actions, and the rationale of the management for instituting the changes. The authorization of more shares presents management with potential takeover defenses, such as issuing stock to parties friendly to management.

      - The Adviser will OPPOSE management proposals to increase authorized common stock if the proposed increase is not intended to effect a merger, stock split, re-capitalization or other reorganization.

      - The Adviser will consider proposals to approve common stock, preferred stock or stock warrant issues on a case-by-case basis.

      - The Adviser will OPPOSE management proposals to authorize or increase blank check preferred stock, when the board asks for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval.

      - The Adviser will OPPOSE management proposals to eliminate preemptive rights.

CORPORATE RESTRUCTURING

The Adviser looks at all mergers and other corporate actions on a case-by-case basis. We evaluate mergers by looking at the financial impact on our shareholders and at the social implications to shareholders.

CORPORATE TAKEOVER DEFENSES

Greenmail provisions are designed to thwart hostile takeover attempts. The company being targeted for takeover, in an effort to maintain control, offers a premium on shares owned by the hostile potential buyers. The Adviser believes this practice is not fair to shareholders, as one party receives a premium not available to other shareholders. Anti-greenmail provisions in corporate charters act to discourage firms from raiding and bullying a company in hopes of obtaining a short-term gain.

      - The Adviser will SUPPORT anti-greenmail provisions, and OPPOSE the payment of greenmail.

Shareholder rights plans, commonly known as "Poison Pills" are one of the most popular types of corporate defense mechanisms. Shareholders are given rights to purchase shares at a steep discount in certain circumstances, such as when a hostile third party buys a certain percentage of the company's outstanding stock. When that percentage is achieved, the plan is triggered and shareholders are able to buy stock at a discount price. The practice effectively kills the takeover bid, as the voting power of the hostile party is diluted. Critics say these poison pill plans give directors strong veto powers to reject offers or discourage them altogether, which may not be in the best interest of shareholders.

      - The Adviser will SUPPORT resolutions to redeem shareholder rights plans.

      -     The Adviser will OPPOSE the adoption of a shareholder rights plan.

SHAREHOLDER ISSUES

      - The Adviser will SUPPORT shareholders' rights to call a special meeting, act by written consent and maintain the right to have in-person annual meetings.

      - The Adviser will SUPPORT proposals that ask management to rotate the annual meeting location, as a means of providing greater shareholder access to the company.

      - The Adviser will SUPPORT proposals to eliminate super-majority vote requirements to approve mergers, and OPPOSE proposals to establish super-majority vote requirements for mergers.

      - The Adviser will SUPPORT proposals to eliminate super-majority vote requirements (lock-in) to change bylaw or charter provisions. Conversely, we will OPPOSE proposals to establish those super-majority requirements.

      - The Adviser will SUPPORT proposals asking the company to consider factors other than the interests of shareholders in assessing a merger or takeover bid.

EXECUTIVE COMPENSATION

The Adviser believes that a properly planned and executed compensation program can have the effect of providing incentive to employees and executives critical to the long-term health of the company. Such a properly implemented program will also align the goals and rewards of employees with those of stockholders. A comprehensive and well-designed compensation program of stock, salary, and bonus components that is clearly understood by all parties can effectively achieve that goal.

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

Mindful that such compensations should not harm shareholders while enriching executives and employees, the Adviser follows the following guidelines on the various forms of compensation:

      - The Adviser will OPPOSE the approval of stock option, stock award and stock purchase plans if the overall dilution of all company plans on outstanding shares is greater than 10%. Additionally we will OPPOSE a plan if it has an automatic replenishment feature to add a specified number or percentage of shares for award each year.

      - The Adviser will OPPOSE the approval of stock option, stock award and stock purchase plans if the plans grant the administering committee the authority to reprice or replace underwater options, to grant reload options, or to accelerate the vesting requirements of outstanding options. The Adviser will also oppose stock option plans with minimum vesting requirements of less than two years.

      - The Adviser will OPPOSE the approval of a stock option plan if the options are priced at less than 100% of fair market value of the underlying shares on the date of the grant.

      - In general, the Adviser will SUPPORT initiatives seeking shareholder approval of executive compensation packages. The Adviser will oppose golden parachute agreements that are greater than 2.99 times the final three-year average salary.


      - In general, the Adviser will OPPOSE shareholder proposals that seek to limit executive compensation to an absolute dollar amount. Citizens will evaluate other shareholder proposals that seek to limit executive compensation on a case-by-case basis.


      In certain cases the Adviser, on behalf of the Funds, may deviate from these guidelines if a company's particular situation demands it. However, the Adviser is always guided by the best interests of the Funds' shareholders and social mandates.


      Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800.223.7010, on our website, and on the SEC's website at http://www.sec.gov.


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

                       APPENDIX A: DESCRIPTION OF RATINGS

      DESCRIPTION OF BOND RATINGS

      We use the ratings provided by national rating services as one of several indicators of the investment quality of fixed income securities. The following is a description of the ratings of the three services we use most frequently. When considering any rating, it is important to remember that the ratings of Moody's, Standard & Poor's and Fitch Ratings represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments with the same maturity and coupon with different ratings may have the same yield.

MOODY'S LONG-TERM OBLIGATION RATINGS

      Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with and original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

            Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.


            Aa: Obligations rated Aa are judged to be of high quality by all standards, and are subject to very low credit risk.



            A: Obligations rated A are considered upper-medium grade obligations, and are subject to low credit risk.


            Baa: Obligations rated Baa are subject to moderate credit risk. They are considered as medium-grade, and as such may possess certain speculative characteristics.


            Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.



            B: Obligations rated B are considered speculative and are subject to high credit risk.



            Caa: Obligations rated Caa are judged to be of poor standing, and are subject to very high credit risk.



            Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default with some prospect of recovery of principal and interest.


            C: Obligations rated C are the lowest rated class of bonds, and are typically in default with little prospect for recovery of principal or interest.


            RATING REFINEMENTS: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.


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

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

      Issue credit ratings are based in varying degrees, on the following considerations:

      - Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      -     Nature of and provisions of the obligation; and

      - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

            AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

            AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

            A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

            BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

            BB, B, CCC, CC AND C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

            BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

            B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

            CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

            CC: An obligation rated CC is currently highly vulnerable to nonpayment.

            C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued

            D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

            PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


      N.R.: Not rated.



      i: The letter "i" subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The "i" subscript indicates that the rating addresses the interest portion of the obligation only. The "i" subscript will always be used in conjunction with the "p" subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.



      L: Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.



      p: The letter "p" subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The "p" subscript indicates that the rating addresses the principal portion of the obligation only. The "p" subscript will always be used in conjunction with the "i" subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.



      pi: Ratings with a "pi" subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. Ratings with a "pi" subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.



      pr: The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.



      t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.


      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

FITCH RATINGS INTERNATIONAL LONG-TERM CREDIT RATINGS

      AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

            A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

            BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

            BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

            B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

            CCC, CC, C: High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

            DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" indicates the lowest recovery potential, i.e. below 50%.

            Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.




MOODY'S SHORT-TERM RATINGS


      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.



      Moody's employs the following designations to indicate the relative repayment ability of rated issuers:



      P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.



      P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.



      P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.



      NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


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


STANDARD & POOR'S SHORT-TERM ISSUER CREDIT RATINGS



      A-1: An obligor rated "A-1" has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.



      A-2: An obligor rated "A-2" has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.



      A-3: An obligor rated "A-3" has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.



      B: An obligor rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.



      C: An obligor rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.



      R: An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.



      SD AND D: An obligor rated "SD" (selective default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.



      N.R.: An issuer designated N.R. is not rated.



FITCH RATINGS INTERNATIONAL SHORT-TERM CREDIT RATINGS



      International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings". The following scale applies to foreign currency and local currency ratings.



      A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.



      International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.



      F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.



      F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.



      B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.



      C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.



      D: Default. Denotes actual or imminent payment default.



      "+" may be appended to an "F1" rating class to denote relative status within the category.



      "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.



      "WITHDRAWN": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.



      RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


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                            PART C: OTHER INFORMATION

Item  23. Exhibits

a)

      (1)   Amended and Restated Declaration of Trust
            Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 31, 2001.

      (2) Amendment to the Amended and Restated Declaration of Trust (designating Citizens Small Cap Value Fund)
            Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on December 23, 2003.

      (3) Amendment to the Amended and Restated Declaration of Trust (designation of classes)
            Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on December 23, 2003.

b)    Amended and Restated By-Laws
      Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 31, 2001.

c)    Not Applicable.

d) Amended and Restated Management Agreement with Citizens Advisers, Inc. Filed herewith.

e) Amended and Restated Distribution Agreement with Citizens Securities, Inc. Filed herewith.

f)    Not applicable.

g)

      (1)   Custody Agreement with Fifth Third Bank
            Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on July 9, 2001.

      2)    Letter Agreement Adding Citizens Value Fund to the Custodian
            Contract
            Incorporated by reference to Post-Effective Amendment No. 54 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 26, 2001.

      3)    Amendment to Custody Agreement with Fifth Third Bank
            Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 30, 2002.

      4) Letter Agreement Adding Citizens Balanced Fund and Citizens Ultra Short Bond Fund to the Custody Agreement
            Incorporated by reference to Post-Effective Amendment No. 57 to the

            Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 31, 2002.

      5) Letter Agreement Adding Citizens 300 Fund and Citizens Investment Grade Bond Fund to the Custody Agreement
            Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on June 13, 2003.

h)

      (1) Amended and Restated Administrative and Shareholder Services Agreement Filed herewith.

      (2)   Transfer Agency Agreement with BISYS
            Incorporated by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on July 1, 2004.

      (3)   Fund Accounting Agreement with BISYS
            Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on December 23, 2003.

      (4)   Amendment to the Fund Accounting Agreement with BISYS
            Incorporated by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on July 1, 2004.

i)    Form of Opinion and Consent of Bingham McCutchen LLP.
      Opinions and Consents of Counsel as to the legality of the securities being registered Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on June 30, 1999, Post-Effective Amendment No. 49 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 6, 2000, Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on July 9, 2001 and filed herewith and Post-Effective Amendment No. 61 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on December 23, 2003.

j)    Not Applicable.

k)    Not Applicable.

l)    Not Applicable.

m)    Amended and Restated Distribution Plan
      Filed herewith.

n)    Rule 18f-3 Plan
      Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on June 30, 1999.

p)

      (1) Code of Ethics for series of Citizens Funds, Citizens Advisers, Inc. and Citizens Securities, Inc.

            Incorporated by reference to Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on March 8, 2004.

      (2)   Code of Ethics for McLean Budden Limited
            Filed herewith.

Item 24. Persons Controlled by or under Common Control with the Fund.

      - See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships.

      -     Citizens Funds is a Massachusetts business trust.

      - Citizens Advisers, Inc., the investment adviser to the Registrant, is a New Hampshire corporation, which also controls the distributor of the Registrant, Citizens Securities, Inc., which is a New Hampshire corporation.

Item  25. Indemnification.

Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an Exhibit to Amendment No. 52 to its Registration Statement on Form N-1A; (b) Section 7 of the Registrant's Distribution Agreement with Citizens Securities, Inc., filed herewith as an Exhibit to Amendment No. 58 to its Registration Statement on Form N-1A; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

Citizens Funds participates in a group liability policy under which it and its trustees, officers and affiliated persons, the adviser and the distributor are insured against certain liabilities.

Item  26. Business and other Connections of Investment Adviser.

Other businesses, professions, vocations, or employment of a substantial nature in which each director or officer of Citizens Advisers, Inc. is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Sophia Collier, Trustee and President, Citizens Funds
Chair of Board and President, Citizens Advisers, Inc. (1991 to 1998 and since July, 2002)
Chair of the Board of Directors and President, Northpoint Technology, Ltd.

Candace R. Corvey, Vice President, University of New Hampshire

John P. Dunfey, Chairman and Founder, The Dunfey Group
Director President, Treasurer & Director, DA-TRIAD, Inc.
Trustee and Governor, Dana-Farber Cancer Inst., Boston
Chair, New England Circle, Inc.

Jane E. Newman, Senior Fellow, Harvard University's John F. Kennedy School of Government (since January 2005)
Executive Dean, John F. Kennedy School of Government (August 2000 to January
2005)

Sean P. Driscoll, Treasurer, Citizens Funds
Executive Vice President, Citizens Advisers, Inc.

Marcia S. Kovalik, Chief Compliance Officer and Secretary, Citizens Funds
Vice President, Chief Compliance Officer and Secretary, Citizens Advisers, Inc.

Item 27. Principal Underwriters

(a)   Not applicable.

(b) Sophia Collier, One Harbour Place, Suite 400, Portsmouth, NH, is the President of Citizens Funds' distributor, Citizens Securities, Inc.

      Candace Corvey, One Harbour Place, Suite 400, Portsmouth, NH, is a Director of Citizens Securities, Inc.

      John P. Dunfey, One Harbour Place, Suite 400, Portsmouth, NH, is a Director of Citizens Securities, Inc.

      Jane E. Newman, One Harbour Place, Suite 400, Portsmouth, NH, is a Director of Citizens Securities, Inc.

      Sean P. Driscoll, One Harbour Place, Suite 400, Portsmouth, NH, is the Treasurer of Citizens Funds and an Executive Vice President of Citizens Securities, Inc.

      Marcia Kovalik, One Harbour Place, Suite 400, Portsmouth, NH, is the Secretary of Citizens Funds and the Secretary and Vice President of Citizens Securities, Inc.

      Arthur Hammarstrom, One Harbour Place, Suite 400, Portsmouth, NH, is the Chief Compliance Officer of Citizens Securities, Inc.

(c)   Not applicable.

Item  28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that Act are kept at Citizens Funds' Transfer and Dividend Distributing Agent, BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8012, and at Citizens Funds' Custodian, Fifth Third Bank, 38 Fountain Squire Plaza, Cincinatti, Ohio 45263.

Item  29. Management Services

Not applicable.

Item  30. Undertakings

Not applicable.

                                 SIGNATURE PAGE

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portsmouth and State of New Hampshire on the 30th day of June, 2005.

                                                CITIZENS FUNDS

                                                By: /s/ Sophia Collier
                                                    -------------------------
                                                    Sophia Collier
                                                    President

      Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed by the following persons in the capacities indicated below on June 30, 2005.

Sophia Collier                  Trustee, President, Principal Executive Officer
-------------------------
(Sophia Collier)

Sean P. Driscoll                Treasurer
-------------------------
(Sean P. Driscoll)

Walter D. Bristol, Jr.*         Trustee
------------------------
(Walter D. Bristol, Jr.)

Jeannie H. Diefenderfer*        Trustee
-------------------------
(Jeannie H. Diefenderfer)

Pablo Eisenberg*                Trustee
-------------------------
(Pablo Eisenberg)

Orlando Hernandez*              Trustee
-------------------------
(Orlando Hernandez)

Martha S. Pope*                 Trustee
-------------------------
(Martha S. Pope)

*By: /s/ Sean P. Driscoll
     -------------------------------
     Sean P. Driscoll
     Pursuant to Powers of Attorney

                                  EXHIBIT INDEX

Exhibit Number                              Description
--------------          ---------------------------------------------------
(d)                     Amended and Restated Management Agreement

(e)                     Amended and Restated Distribution Agreement

(h)(1)                  Amended and Restated Administrative and Shareholder
                        Services Agreement

(m)                     Amended and Restated Distribution Plan

(p)(2)                  McLean Budden Limited Code of Ethics